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          SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                       NATIONAL AUTO FINANCE COMPANY L.P.


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                                TABLE OF CONTENTS

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                                   ARTICLE I
Defined Terms..............................................................  1

                                  ARTICLE II
Establishment, Purpose, and Term........................................... 12

      Section 2.1       Establishment...................................... 12
      Section 2.2       Name, Principal Office, Registered Office
                        and Registered Agent............................... 12
      Section 2.3       Purpose............................................ 12
      Section 2.4       Authorized Acts.................................... 13
      Section 2.5       Term and Dissolution............................... 15
      Section 2.6       Noncompetition; Conflicts of Interest.............. 19
      Section 2.7       Title to Property.................................. 21
      Section 2.8       Individual Obligations of Partners................. 21

                                  ARTICLE III
Partners; Capital.......................................................... 22

      Section 3.1       Schedule A......................................... 22
      Section 3.2       General Partner.................................... 24
      Section 3.3       Limited Partners................................... 25
      Section 3.4       Partnership Capital................................ 27
      Section 3.5       Liability of Limited Partners...................... 27
      Section 3.6       Limited Partners................................... 28

                                  ARTICLE IV
Partners, Fees & Expenses.................................................. 28

      Section 4.1       Admission of Additional Limited Partners/
                        Issuance of Additional Units....................... 28
      Section 4.2       Fees and Expenses Paid by the Partnership.......... 28
      Section 4.3       Services of the General Partner.................... 29

                                   ARTICLE V
Rights, Powers and Duties of the Partners.................................. 30

      Section 5.1       Business, Management and Control................... 30
      Section 5.2       Duties and Obligations............................. 31
      Section 5.3       Indemnification.................................... 32
      Section 5.4       Liability of the General Partner to Limited
                        Partners........................................... 32
      Section 5.5       Voting Rights...................................... 32
      Section 5.6       Meetings of the Limited Partners................... 35

      Section 5.7       Permissible Activities; Veto....................... 37


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      Section 5.8       Supervision by the OCC............................. 38
      Section 5.9       Costs of Regulatory Supervision.................... 38
      Section 5.10      Special Provisions Relative to the Sale
                        of ACCH............................................ 38

                                  ARTICLE VI
Registration Rights........................................................ 39

      Section 6.1       Definitions........................................ 39
      Section 6.2       Securities Subject to this Agreement............... 40
      Section 6.3       Demand Registration................................ 41
      Section 6.4       Piggy-Back Registration............................ 42
      Section 6.5       Holdback Agreements................................ 43
      Section 6.6       Registration Procedures............................ 44
      Section 6.7       Registration Expenses.............................. 49
      Section 6.8       Indemnification; Contribution...................... 49
      Section 6.9       Rules 144 and 144A................................. 52
      Section 6.10      Registration Rights of Others...................... 53
      Section 6.11      Miscellaneous...................................... 53

                                  ARTICLE VII
Transferability of Partnership Interests................................... 54

      Section 7.1       Limitations and Restrictions....................... 54
      Section 7.2       Involuntary Assignment of Partnership
                        Interests.......................................... 56
      Section 7.3       Recordation of Transfers and Involuntary
                        Assignments of Partnership Interests............... 57
      Section 7.4       Distributions and Applications with
                        Respect to Transferred and Involuntarily
                        Assigned Partnership Interests..................... 58

                                 ARTICLE VIII
Loans...................................................................... 58

      Section 8.1       General............................................ 58
      Section 8.2       Restrictions on Rate of Interest................... 59

                                  ARTICLE IX
Profits and Losses; Distributions.......................................... 59

      Section 9.1       Profits and Losses................................. 59
      Section 9.2       Distributions Prior to Dissolution................. 65
      Section 9.3       Distributions On Dissolution....................... 67
      Section 9.4       Distributions of Certain In-Kind Property.......... 68
      Section 9.5       Changes in Percentage Interest..................... 69
      Section 9.6       Withheld Tax From Distributions Among

                        Limited Partners................................... 70
      Section 9.7       Adjustments to IronBrand's Forfeitable
                        Percentage Interest................................ 71
      Section 9.8       Consequences of Forfeiture......................... 76


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      Section 9.9       Limitations on Distributions....................... 77
      Section 9.10      General Partner's Discretionary Powers;
                        Allocation Savings Provisions...................... 77
      Section 9.11      Additional Financing Terms......................... 78
      Section 9.12      Issuance of Bonus Units............................ 78
      Section 9.13      Consequences of Issuance and Cancellation
                        of Bonus Units..................................... 80
      Section 9.14      Vesting Upon Occurrence of Certain Put Events...... 81
      Section 9.15      IronBrand's Imputed Indirect Ownership in ACCH..... 81

                                   ARTICLE X
Books and Records, Accounting, Tax Elections, Etc.......................... 81

      Section 10.1      Books and Records.................................. 81
      Section 10.2      Annual and Interim Reports......................... 83
      Section 10.3      Bank Accounts...................................... 85
      Section 10.4      Accountants........................................ 85
      Section 10.5      Copies of this Agreement........................... 85
      Section 10.6      Tax Elections...................................... 85
      Section 10.7      Special Basis Adjustments.......................... 85
      Section 10.8      Fiscal Year and Accounting Method.................. 85
      Section 10.9      Tax Matters Partner................................ 85
      Section 10.10     Tax Returns and Information........................ 86
      Section 10.11     Confidentiality.................................... 87
      Section 10.12     Financial Statements of the Partnership
                        to be Prepared After an Initial Public
                        Offering........................................... 87

                                  ARTICLE XI
         IronBrand's Redemption Rights; The Partnership's Call Rights...... 88

      Section 11.1      Put Option......................................... 88
      Section 11.2      Notice............................................. 88
      Section 11.3      Redemption Price................................... 88
      Section 11.4      Closing............................................ 90
      Section 11.5      Put Events......................................... 90
      Section 11.6      Sale Transaction; Cure Rights...................... 92
      Section 11.7      Call Option........................................ 96

                                  ARTICLE XII
General Provisions......................................................... 96

      Section 12.1      Restrictions on Transfer........................... 96

      Section 12.2      Appointment of Partnership and General
                        Partner as Attorney-in-Fact........................ 96
      Section 12.3      Notices............................................ 98
      Section 12.4      Word Meanings...................................... 98
      Section 12.5      Binding Provisions................................. 99
      Section 12.6      Applicable Law..................................... 99
      Section 12.7      Counterparts....................................... 99


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      Section 12.8      Separability of Provisions......................... 99
      Section 12.9      Paragraph Titles...................................100
      Section 12.10     Incorporation by Reference.........................100
      Section 12.11     Regulatory Compliance by IronBrand.................100
      Section 12.12     No Implied Waiver..................................101
      Section 12.13     Partition..........................................101


SCHEDULE A....................Partner Information

SCHEDULE A-1..................Additional Preferred Equity

SCHEDULE B....................MC/Referral Bonus Unit Percentage

EXHIBIT A.....................1994 Award Units Plan

EXHIBIT B ....................Illustration of Forfeiture Provisions

EXHIBIT C.....................Illustrations of Allocations Under
                              Section 9.1

EXHIBIT D.....................Letter Agreement Regarding Additional
                              Financing Terms



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         SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                     OF NATIONAL AUTO FINANCE COMPANY L.P.


      This Second Amended and Restated Agreement of Limited Partnership (the "Agreement"), dated as of September 1, 1995, by and among National Auto Finance Corporation, a Delaware corporation (the "General Partner"), and The S Associates Limited Partnership, a Nevada limited partnership, The O Associates Limited Partnership, a Nevada limited partnership, Stephen L. Gurba, Craig Schnee, Roy E. Tipton, Blane H. McDonald, Michael B. Colley, Irwin I. Kent, William G. Magro, Kevin G. Adams, Kamala R. Chapman, Keith B. Stein, Colleen S. McMillen, Richard H. Steffer, Tim Rooney, Lynn Dunham-Sirota and IronBrand Capital, LLC (collectively, the "Limited Partners" and individually, a "Limited Partner"), amends and restates in its entirety the Amended and Restated Agreement of Limited Partnership of National Auto Finance Company L.P. dated as of December 29, 1994, which amended and restated the limited partnership agreement of National Auto Finance Company L.P. dated as of October 1, 1994, which limited partnership was established pursuant to a certificate of limited partnership, dated as of September 30, 1994.

      In consideration of mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:


                                   ARTICLE I
                                 Defined Terms

      The capitalized terms used in this Agreement shall have the meanings specified below, unless otherwise defined elsewhere herein:

      "Accountants" means the "Big Six" firm of independent certified public accountants engaged by the General Partner on behalf of the Partnership. "Big Six" firm of independent certified public accountants means any of Arthur Andersen LLP, Coopers & Lybrand L.L.P., Deloitte & Touche LLP, Ernst & Young LLP, KPMG Peat Marwick LLP, and Price Waterhouse LLP or any successor accounting firm of any of the foregoing.

      "Adjusted Common Capital Account Balance" means, as to any Partner as of a particular time, such Partner's Common Capital Account balance increased by an amount equal to the sum of all Available Cash Distributed under Section 9.2.A(1) to such Partner since the date hereof that is attributable to allocations made to such Partner pursuant to, or in accordance with, Sections 9.1.A(1)(v)(II), 9.1.A(1)(vi) and 9.1.A(1)(vii).



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      "Affiliate" of a specified Person means any Person which (i) directly or indirectly controls, is controlled by or under common control with such specified Person; (ii) owns or controls either ten percent (10%) or more of the outstanding voting stock or other Equity Securities or beneficial interests of such specified Person or twenty percent (20%) or more of the value of the total stock or other Equity Securities or beneficial interests of such specified Person determined on a fully diluted basis; (iii) is an executive officer, director, general partner, trustee, manager, administrator, representative or agent (with respect to any matter for which such representative or agent has been engaged by such Person) of such specified Person; or (iv) is an officer, director, trustee, manager, administrator, representative or agent, or owns or controls ten percent (10%) or more of the outstanding voting interests, of a Person described in clause (i), (ii) or (iii) of this sentence, except that neither IronBrand nor the Partnership, nor IronBrand and ACCH, shall be considered an Affiliate of each other. For purposes of the preceding sentence, "control" means possession, directly or indirectly (through one or more intermediaries), of the power to direct or cause the direction of management and policies of a Person through ownership of voting securities (or other ownership interests), contracts, voting trust or otherwise.

      "Agreement" means this Second Amended and Restated Agreement of Limited Partnership, as it may be amended from time to time.

      "Appendix A" means Appendix A to the Pooling and Administration Agreement among National Financial Auto Funding Trust II, the Partnership and Bankers Trust Company, as master trustee.

      "Audited Financial Statements" means the items listed in clauses (i) through (iv) of Section 10.2.A.

      "Auto Credit Clearinghouse" or "ACCH" means that Delaware limited partnership established pursuant to a certificate of limited partnership, dated as of September 5, 1995, and governed by that certain limited partnership agreement designated as the "Agreement of Limited Partnership of Auto Credit Clearinghouse L.P.," dated as of April 15, 1996 between the Partnership and National Auto Finance Corporation, as the same may be amended or supplemented from time to time, and any successor entity thereof (the "ACCH Agreement").

      "Available Cash" means all cash funds of the Partnership from operations, refinancings, asset sales or otherwise at any particular time available for Distribution after reasonable provision has been made for (i) payment of all operating expenses of the Partnership as of such time, (ii) capital reserves for the on-going purchase of Motor Vehicle Finance and Lease Contracts, and (iii) payment of all outstanding and unpaid current obligations of the Partnership as of such time.



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      "Bankruptcy" means with respect to any Person, a "Voluntary Bankruptcy" or an "Involuntary Bankruptcy." A "Voluntary Bankruptcy" means, with respect to any Person, the (i) institution of proceedings or filing of an answer to be adjudicated a bankrupt or insolvent or seeking any liquidation, winding up, dissolution, reorganization, arrangement, adjustment, protection or composition or other similar relief of the Person or the Person's debts under any bankruptcy law; (ii) filing or consenting to a petition, answer or other pleading seeking for such Person any liquidation, winding up, dissolution, reorganization, arrangement, adjustment, protection or composition or other similar relief of the Person or the Person's debts under any bankruptcy law; or (iii) seeking, consenting to or acquiescing in any entry of an order for relief or the appointment of a receiver, trustee, liquidator, custodian or other similar official for such Person or all or any substantial part of the Person's property. An "Involuntary Bankruptcy" means, with respect to any Person, without the consent of such Person, (i) the entering against such Person of an order for relief or approving a petition for relief or reorganization or any other petition seeking any liquidation, winding up, dissolution, reorganization, arrangement, adjustment, composition or other similar relief under any bankruptcy law; (ii) the filing of any such petition against such Person which petition is not dismissed within ninety (90) days of such filing; or (iii) without the consent or acquiescence of such Person, the entering of an order appointing a receiver, trustee, liquidator, custodian or other similar official for such Person or of all or any substantial part of the property of such Person, which order is not dismissed within sixty (60) days of the date it is entered. "Bankruptcy law" for purposes of the definition of "Bankruptcy" means any law relating to bankruptcy, insolvency, reorganization, liquidation or other relief of debtors. This definition of Bankruptcy is intended to apply with respect to this Agreement and the Partnership in lieu of the events listed in sections 17-402(a)(4) and 17-402(a)(5) of the Uniform Act.

      "Base Rate" means the rate of interest announced from time to time by Chase Manhattan Bank, N.A. (or successor bank) as its "base rate".

      "Bonus Units" means those Units so described in Section 9.12.

      "Bureau Score" means the proprietary score assigned to credit applicants by TRW, Trans Union and Equifax, or as may otherwise be agreed to in writing between the General Partner and IronBrand.

      "Business" is defined in Section 2.3.

      "Business Day" means any day other than a Saturday, Sunday or holiday on which banks in the State of North Carolina are authorized or required to be closed.

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      "Capital Account" means, as to any Partner, the Capital Contribution actually paid to the Partnership by the Partner plus all Net Income (or items thereof) allocated to the Partner, minus the sum of (i) all Net Loss (or items thereof) allocated to the Partner, and (ii) the cash and the fair market value of Property other than cash Distributed to the Partner. Notwithstanding anything herein to the contrary, the Capital Accounts of all Partners shall be determined and maintained throughout the term of the Partnership in accordance with the principles of section 1.704-1(b)(2)(iv) of the Treasury Regulations.

      "Capital Contribution" of a Partner means the total amount of cash and the fair market value of property other than cash contributed (net of any liabilities secured by the Property or to which the Property is subject) to the Partnership by such Partner as shown in Schedule A hereto, which shall constitute the "agreed value" of such contribution for all purposes of the Uniform Act.

      "Capital Contributions" means, with respect to a Partner, that part of such Partner's Capital Contribution made at a given time.

      "Certificate" means the Certificate of Limited Partnership establishing the Partnership, as filed in the office of the Delaware Secretary of State on September 30, 1994, and as it may be amended from time to time in accordance with the terms of this Agreement and the Uniform Act.

      "Class B Stated Amount" means, with respect to the Combined Company, (i) the "Stated Amount" of the "Class B Certificates" as those terms are defined in Appendix A and shall include Class B Certificates sold or assigned by FUNB.

      "Closing Date" means December 29, 1994.

      "Code" means the Internal Revenue Code of 1986.

      "Combined Company" means the Company and, for so long as it is an Affiliate of the Company, ACCH.

      "Common Capital Account" means, as to any Partner as of a particular time, such Partner's Capital Account balance determined without regard to the Preferred Equity and the allocations of Net Income or Net Loss (or items thereof) and Distributions made hereunder with respect to the Preferred Equity.

      "Company" means the Partnership prior to an Initial Public Offering and the successor Entity, if any, thereof immediately prior to and after an Initial Public Offering to which all or a substantial portion of the Partnership's assets or operations are directly or indirectly transferred to effect such Initial Public Offering as described in Section 11.6.A(iv).

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      "Company Shares" means, as of a particular time after an Initial Public
Offering, those Equity Securities issued by the Company that are owned by the Partnership or any Partner or former Partner, as the case may be, as of such time.

      "Consent of the Limited Partners" means either the written consent or the affirmative vote of Limited Partners owning more than fifty percent (50%) of the Units owned by all Limited Partners; provided, however, that for purposes of calculating the percentage level of such consent or affirmative vote, Units issued pursuant to the Plan shall be excluded from both the numerator and denominator.

      "Distribute" means to make a Distribution or Distributions.


      "Distribution" or "Distributions" means any cash or other Property (net of any liabilities assumed by such Partner or to which such Property is subject) distributed to a Partner by the Partnership on account of that Partner's Interest as provided in Article IX hereof; excluding payments made to a Partner
(i) pursuant to a loan by such Partner to the Partnership or transaction in which such Partner is acting other than in his capacity as a Partner within the meaning of section 707(a) of the Code or (ii) which are guaranteed payments within the meaning of section 707(c) of the Code.

      "Economic Income" means, for any particular period, Net Income determined as if the Property was revalued and the Capital Accounts of the Partners were adjusted in accordance with the principles of section 1.704-1(b)(2)(iv)(f) of the Treasury Regulations as of the first day of such period and adjusted thereafter in accordance with the principles of section 1.704-1(b)(2)(iv)(g) of the Treasury Regulations. For purposes of this definition of Economic Income, goodwill and similar intangible property shall be amortized over a 40-year period or as otherwise required by GAAP. Nothing in this definition shall be interpreted to mean that the Property has been revalued or that the Capital Accounts have been accordingly adjusted in accordance with section 1.704-1(b)(2)(iv)(f) of the Treasury Regulations unless there has been an explicit amendment of this Agreement to that effect.

      "Entity" means any general partnership, limited partnership, corporation, joint venture, trust, business trust, cooperative, association, limited liability company or other entity.

      "Equity Security" means any share of stock, partnership or joint venture interest, limited liability company interest or membership interest, beneficial interest in a trust, or similar security or any other interest in the equity of an Entity, business or enterprise; and any security or other interest convertible (with or without consideration) into any of the foregoing securities or other equity or beneficial interests, including any warrant, option or other right to subscribe for or purchase any of the foregoing securities or other equity interests (including convertible securities).

      "FUNB" means First Union National Bank of North Carolina and all Affiliates thereof.

      "Forfeitable Percentage Interest" means 7.6522% (less any dilution thereof by the issuance of additional Units pursuant to Section 3.3.F or Section 9.12.C).

      "Full Enterprise Value" is defined in Section 11.3.

      "Funded Referral" shall have the same meaning as provided in the Referral Agreement.

      "Funding Trust" means either National Financial Auto Funding

Trust, a Delaware business trust, or National Financial Auto Funding Trust II, a Delaware business trust. "Funding Trusts" means both National Financial Auto Funding Trust and National Financial Auto Funding Trust II.

      "GAAP" means generally accepted accounting principles, conventions, rules and procedures in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or any successor organization) that are applicable to the circumstances as of the date of determination.

      "General Partner" means, as of the date of this Agreement, National Auto Finance Corporation, a Delaware corporation, and any other Person subsequently admitted as a general partner of the Partnership.

      "Income Alignment Fraction" means, as of a particular time, IronBrand's Percentage Interest as of such time divided by the combined Percentage Interests of all other Partners. For example, if IronBrand's Percentage Interest is twenty percent (20%) as of a particular time, then the Income Alignment Fraction as of such time would be two-eighths (2/8ths).

      "Initial Percentage Interest" means, with respect to each Partner, such Partner's "Initial Percentage Interest" so designated on Schedule A hereto.

      "Initial Public Offering" means the consummation of the first Qualified Public Offering pursuant to a registration statement that has been declared effective under the Securities Act.

      "Interest" or "Partnership Interest" of a Partner at any time means the entire ownership interest of such Partner in Units and

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Preferred Equity of the Partnership at such time, including all benefits to which the owner of such Interest is entitled under this Agreement, the Uniform Act and other applicable law, together with all obligations of such Partner under this Agreement, the Uniform Act and other applicable law.

      "Involuntarily Assign" means the act of causing an Involuntary
Assignment.

      "Involuntary Assignment" means an involuntary assignment of all or any part of a Partner's Interest upon, or as a result of, the death, dissolution, liquidation, bankruptcy, or insolvency of such Partner or required by law and for which provision with respect to such assignment is not otherwise made herein.

      "IronBrand" means IronBrand Capital, LLC, a North Carolina limited liability company and, for purposes of Section 5.5.C, shall mean First Union.


      "Limited Partner" means those Persons named as Limited Partners in the preamble to this Agreement and each Person listed in the records of the Partnership as a limited partner of the Partnership.

      "Liquidated Units" means those Units purchased by the Partnership pursuant to Section 9.2.B.

      "Loss Alignment Fraction" means, as of a particular time, the combined Percentage Interests of all Partners other than IronBrand divided by IronBrand's Percentage Interest at such time. For example, if the combined Percentage Interests of all Partners other than IronBrand, as of a particular time, is eighty percent (80%), then the Loss Alignment Fraction at such time would be four or (8/2).

      "Market Capitalization" means, as of a particular date, the Market Capitalization of the Company, which means, (i) if the only Equity Securities that the Company has issued and outstanding on such date are Marketable Shares, the sum of the Marketable Share Values of each class and (if any such class has more than one series) each series of such Equity Securities multiplied by the total number of issued and outstanding Equity Securities of such class or, if applicable, series on such date or (ii) under all other circumstances, the Full Enterprise Value of the Company determined in accordance with the principles and procedures of Section 11.3, except to the extent such valuation is based on the valuation of comparable public companies or market and economic conditions, such comparables or the effect of such market and economic conditions on the value of the Company on such date shall be the average value of such comparable companies over the 180-day period immediately preceding the two Business Days preceding such date.

      "Marketable Share" means any share or unit of Equity Securities that has a Marketable Share Value.

      "Marketable Share Value" means the market value of a share or unit of Equity Securities as of a specified date determined as follows: (i) if such Equity Securities is traded on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934 (15 U.S.C. ss. 78(f)), the average of the closing prices of the stock on such national securities exchange over the 30 trading days immediately preceding the Business Day preceding such specified date or (ii) if such Equity Securities is traded on an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified securities brokers or dealers, the average of the bid and ask prices reported over the 30 trading days immediately preceding the one Business Day preceding such specified date, subject, to in each of the cases described in the foregoing clauses (i) or (ii), to appropriate adjustment in the event of a stock dividend on, or stock split (or comparable distribution) or other recapitalization of such capital stock.

      "Motor Vehicle" means automobiles, sport utility vehicles, vans and light duty trucks.


      "Motor Vehicle Finance and Lease Contracts" means, as of the date hereof,
(i) any Motor Vehicle finance or lease contract with a Bureau Score above 559 or Motor Vehicle finance and lease contract of substantially the same credit quality and (ii) comparable contracts, should such scoring system hereafter be amended, revised, modified, discontinued or restated.

      "Net Income or Net Loss" for any fiscal year (or part thereof) means the net income or net loss of the Partnership for the year (or part thereof) as determined for federal income tax purposes by the Accountants (a) except to the extent required by Treasury Regulations, without regard to any adjustments to basis pursuant to section 743 of the Code; (b) if, and to the extent that, assets of the Partnership have been reflected in the Capital Accounts of the Partners and on the books of the Partnership at their respective fair market values rather than their adjusted bases for tax purposes, by computing items of gain, loss and deduction based upon such assets' values as reflected on the Partnership's books; (c) by including as an item of gross income any tax-exempt income received by the Partnership; (d) by treating as a deductible expense any expenditure of the Partnership described in section 705(a)(2)(B) of the Code (including amounts paid or incurred to organize the Partnership (unless an election is made pursuant to Code section 709(b)), or to promote the sale of interests in the Partnership); and (e) by treating deductions for any losses incurred in connection with the sale or exchange of Partnership Property disallowed pursuant to section 267(a)(1) or section 707(b) of the Code as expenditures described in section 705(a)(2)(B) of the Code).

Notwithstanding anything in this definition of "Net Income or Net Loss" to the contrary, the determination of Net Income and Net Loss shall be further adjusted if, and to the extent, necessary to conform with the capital account maintenance rules of section 1.704-1(b)(2)(iv) of the Treasury Regulations.

      "Net Taxable Profits" means for a particular quarter of a fiscal year of the Partnership, the excess of (a) net taxable income (or items thereof) for such fiscal quarter and all prior fiscal quarters of such fiscal year and all prior fiscal years of the Partnership, over (b) net taxable losses (or items thereof) for such fiscal quarter and all prior fiscal quarters of such fiscal year and all prior fiscal years.

      "1995 Percentage Interests" means, with respect to each Partner, such Partners "1995 Percentage Interest" so designated on Schedule A hereto.

      "Partner" means the General Partner or any Limited Partner.

      "Partnership" means the limited partnership governed by this Agreement as constituted and amended from time to time and any successor Entity after an Initial Public Offering formed for the purpose of effecting the arrangement among the Partners described herein with respect to the holding of Company Shares.

      "Percentage Interest" means, as to a Partner, the applicable percentage represented by the number of Units held by a Partner as a percentage of all

Units outstanding.

      "Person" means any individual or Entity.

      "Plan" means the Partnership's 1994 Award Units Plan, pursuant to which certain Units in the Partnership have been, and may in the future be, granted to employees of the Partnership and its Affiliates, the form of which is attached hereto as Exhibit A.

      "Pool Balance" shall have the meaning ascribed thereto in Appendix A for the Combined Company.

      "Preferred Equity" means the amount so indicated in Schedule A hereto, as adjusted from time to time by allocations of Net Income and Net Loss (or items thereof) and Distributions with respect to Preferred Equity in a manner that conforms with the capital account maintenance rules of section 1.704-1(b)(2)(iv). A Partner's Preferred Equity represents a portion of his Capital Account. Neither a Partner's number of Units nor a Partner's Percentage Interest shall be altered by reason of any Preferred Equity owned by the Partner.

      "Property" or "Partnership Property" means all (or such lesser amount as indicated by the context used herein) property -- real, personal, tangible or intangible, and any improvements thereto or thereon, including receivables, cash and cash equivalents, inventory, goodwill and any legal or equitable interest of any type in such property -- owned from time to time by the Partnership as a result of Capital Contributions, operations or otherwise.

      "Public Securities" is defined in Section 11.6.A(iv).

      "Qualified Public Offering" means a public offering of the Company's Equity Securities that satisfies all of the requirements set forth in Section 11.6.A(iv).

      "Reconstituted Percentage Interest" means the Percentage Interest that a Partner would otherwise have if no Distributions had been made to such Partner under Section 9.2.B.

      "Reconstituted Value" means, as of any particular time after an Initial Public Offering, the value of the Partnership or a Partner's Partnership Interest therein (which in the case of determining the Reconstituted Value of Units shall equal the product of the Reconstituted Value of the Partnership multiplied by a fraction, the numerator of which shall be the number of Units for which the Reconstituted Value thereof is being determined and the denominator of which shall be the total number of the Partnership's Units outstanding as of such time under the assumptions set forth in this definition), as the case may be, determined by assuming that as of such time no Partnership Property (including Company Shares) had been previously (i) Distributed by the Partnership pursuant to Section 9.2.B, or (ii) to the extent of prior

Distributions of the proceeds from the sale of Partnership Property pursuant to
Section 9.2.B, sold or exchanged by or on behalf of the Partnership to make such Distributions.

      "Referral Agreement" means the Referral Agreement dated as of April 15, 1996 between ACCH and First Union National Bank of North Carolina (in its individual capacity and as agent and attorney-in-fact for each of its national bank affiliates described in Section 13(m) thereof), as the same may be amended, modified, supplemented or assigned from time to time in accordance with the terms thereof.

      "Regulatory Requirement" is defined in Section 12.11.

      "Remaining Capital Commitment" means, with respect to a Partner as of any date, the amount, if any, set forth opposite such Partner's name on Schedule A-1 hereto, as in effect on the date hereof, under the caption "Remaining Capital Commitment" minus the total of all of the Capital Contributions made by such Partner to the Partnership pursuant to Capital Calls made pursuant to Section 3.1.B.

      "Special Tax Distributions" means the sum of all prior Distributions made to the Partners under Section 9.2.A(1) that are attributable to prior allocations made to the Partners pursuant to, or in accordance with, Sections 9.1.A(1)(v)(II), 9.1.A(1)(vi) and 9.1.A(1)(vii).

      "State" means the State of Delaware.

      "Subscription Agreement" means any subscription agreement executed and delivered by a Limited Partner in connection with his purchase or grant of Units.

      "Subsidiary" means any Entity in which the Partnership owns or controls either ten percent (10%) or more of the outstanding voting Equity Securities or twenty percent (20%) or more of the value of the total outstanding Equity Securities.

      "Substitute Limited Partner" means any Person who is admitted to the Partnership as a Limited Partner under the provisions of Article VII.

      "Transfer" means (a) as a noun, any voluntary or involuntary transfer, sale, assignment, conveyance, exchange, mortgage, pledge, encumbrance, hypothecation or other disposition, absolute or as a security device or encumbrance, including dispositions by operation of law and, (b) as a verb, making any voluntary or involuntary transfer.

      "Treasury Regulations" means the final and temporary regulations promulgated by the Treasury Department under the provisions of the Code.

      "Uniform Act" means the Delaware Revised Uniform Limited Partnership Act,

as amended or modified from time to time.

      "Units" means the shares into which Partnership Interests (excluding Preferred Equity but including Bonus Units) are divided.

      "Vested Percentage Interest" means, as of a particular time, IronBrand's Initial Percentage Interest plus any increase therein attributable to IronBrand being vested with Bonus Units pursuant to Section 9.12.B, less any decrease in its Percentage Interest attributable to (i) any forfeitures of Units by it pursuant to Sections 9.7 or (ii) any dilution thereof by the issuance of additional Units pursuant to Section 3.3.F or as provided by Section 9.12.C; and further adjusted by assuming that, as of the time such determination is made, all unissued Bonus Units that have not been cancelled under Section 9.12 are owned by another Partner; and assuming further, for purposes of this definition, that as of the time such determination is made, and applicable to all Partners, no Units have been redeemed or liquidated by the Partnership pursuant to, or in accordance with, Section 9.2.B.

      "Vested Units" means, as of a particular time, those Units owned by IronBrand that are not subject to either forfeiture under Section 9.7 or cancellation under Section 9.12 as of such time.

      "Vesting Period" means that period from September 1, 1995 until January 31, 1999 or, if earlier, the date both (i) on which the Market Capitalization equals or exceeds one hundred fifty million dollars ($150,000,000) and (ii) by which FUNB has made 36,000 Funded Referrals.

      "Withdrawal" means, with respect to a general partner of the Partnership, death, adjudication of incompetency by a court of competent jurisdiction, Bankruptcy, dissolution, voluntary withdrawal or resignation, or other event of withdrawal as provided by section 17-402 and referred to in section 17-801(3) of the Uniform Act of such Person as a general partner of the Partnership. After such Withdrawal, such general partner is referred to herein as a "Withdrawn General Partner." "Withdraw" means, with respect to a general partner of the Partnership, to cease being general partner of the Partnership as a result of such Person's Withdrawal or otherwise.


                                  ARTICLE II
                       Establishment, Purpose, and Term

      Section 2.1 Establishment.

      The Partnership has been formed under the Uniform Act, and the rights and liabilities of the Partners shall be as therein provided, except as otherwise expressly provided herein.

      Section 2.2 Name, Principal Office, Registered Office and
                  Registered Agent.


       The name of the Partnership is National Auto Finance Company L.P. The principal office of the Partnership is One Park Place, 621 NW 53rd Street, Suite 200, Boca Raton, FL 33487. The General Partner may at any time change the location of the principal office and shall give due notice of any such change to the Limited Partners. The address of the Registered Office of the Partnership in the State is c/o The Prentice-Hall Corporation System, Inc., 32 Loockerman Square, Suite L-100, Dover, Delaware 19904. The Registered Agent is The Prentice-Hall Corporation System, Inc.

      Section 2.3 Purpose.

      A. The purpose of the Partnership is to identify, acquire, retain in its portfolio, convey to one or more master trusts or other purchasers, or otherwise finance and service Motor Vehicle Finance and Lease Contracts, together with such other activities as may be necessary, advisable, convenient or useful to such business of the Partnership and to hold an interest in the Funding Trusts and to raise capital in furtherance of all such activities (the "Business"). The Partnership and the Partners (consistent with their obligations as set forth in this Agreement) shall operate the Business in accordance with all applicable laws and regulations and shall use their best efforts to promote both the financial and economic viability of the Partnership.

      B. In the event of an Initial Public Offering, the purpose of the Partnership would change and only be to acquire, hold, sell, exchange, vote, transfer and Distribute Company Shares (or, for any period during which no allocations under Section 9.1.A of Net Income or Net Loss, as the case may be, are or would be made in accordance with the Partners' respective Percentage Interests, the type of assets described in Section 2.4(1)(viii)) in accordance with the terms and provisions of this Agreement and applicable law.

      C. Unless approved by the Limited Partners pursuant to Section 5.5.B(vii), the Partnership shall not engage in any other business or activity at any time that is not within the scope of the purpose of the Partnership at such time as described in this Section 2.3.

      Section 2.4 Authorized Acts.

      In furtherance of its purpose, but subject to all other provisions of this Agreement, the Partnership:

            (1) Prior to an Initial Public Offering, is hereby authorized to:

                      (i) Enter into arrangements with automobile dealers
            intended to acquaint such dealers with the Partnership's motor vehicle financing program, to ensure such dealers meet the requirements of the Partnership to enroll in such program, and to enroll the dealers in the program;


                      (ii) Purchase Motor Vehicle Finance and Lease Contracts;

                      (iii) Qualify the Partnership to conduct the Partnership's
            Business in such states as the General Partner may from time to time believe to be in the best interests of the Partnership;

                      (iv) Enter into one or more agreements or other
            arrangements for servicing Motor Vehicle Finance and Lease
            Contracts;

                      (v) Lease office space on such terms and in such
            geographic areas as the General Partner may determine to be necessary to the Business;

                      (vi) Employ such management or other personnel as may from time to time be required to carry on the Business;

                      (vii) Obtain and keep in force during the term of the
            Partnership such insurance for the benefit of the Partnership or its lenders as the General Partner may deem appropriate;

                      (viii) Invest reasonable reserves or other funds in
            securities issued or guaranteed by the United States government or any agency or instrumentality thereof, certificates of deposit of any bank incorporated under the laws of the United States or any state of the United States or the District of Columbia with a net worth of at least fifty million dollars ($50,000,000), bankers acceptances, bank repurchase agreements covering securities issued or guaranteed by the United States government or any agency or instrumentality thereof, money market funds having a net worth of at least fifty million dollars ($50,000,000) or similar highly liquid and secure investments;

                      (ix) Borrow money, or establish lines of credit, secured
            as necessary by the assets of the Partnership, for use in the Business, and take any action and enter into any agreement necessary or advisable in connection with any such borrowing, subject to the limitations set forth in Article VIII;

                      (x) Bring and defend actions at law or suits in equity;

                      (xi) Engage in any kind of activity and perform and carry
            out contracts of any kind necessary to, in connection with, or incidental to the accomplishment of the purpose of the Partnership as described in Section 2.3.A or approved by the Limited Partners pursuant to Sections 2.3.C and 5.5.B(vii), so long as the activities and contracts may be lawfully carried on or performed by a partnership under the laws of the State and of such other states in which the Partnership conducts Business; and

                      (xii) Do any and all such acts and things as may be
            necessary or, in the opinion of the General Partner, necessary, advisable or useful to the conduct of the Business; and

            (2) After an Initial Public Offering, is hereby authorized to:

                   (i) Invest reasonable reserves or other funds in (a)
            securities issued or guaranteed by the United States government or any agency or instrumentality thereof, certificates of deposit of any bank incorporated under the laws of the United States or any state of the United States or the District of Columbia with a net worth of at least fifty million dollars ($50,000,000), bankers acceptances, bank repurchase agreements covering securities issued or guaranteed by the United States government or any agency or instrumentality thereof, money market funds having a net worth of at least fifty million dollars ($50,000,000) or similar highly liquid and secure investments or (b) Equity Securities issued by the Company;

                  (ii)  Bring and defend actions at law or suits in equity;

                  (iii) Engage in any kind of activity and perform and carry out contracts of any kind necessary to, in connection with, or incidental to the accomplishment of the purpose of the Partnership as described in Section 2.3.B or approved by the Limited Partners pursuant to Sections 2.3.C and 5.5.B(vii), so long as the activities and contracts may be lawfully carried on or performed by a partnership under the laws of the State and of such other states in which the Partnership conducts business; and

                  (iv) Do any and all such acts and things as may be necessary or, in the opinion of the General Partner, desirable and proper to carry out such purpose of the Partnership.


      Section 2.5 Term and Dissolution.

      A. Except as otherwise provided herein, the Partnership shall dissolve and commence winding up and liquidating upon the first to occur of any of the following:

            (i) The close of the Partnership's business on December 31, 2015;


            (ii) The election to dissolve the Partnership made in writing by the General Partner with the Consent of the Limited Partners;

            (iii) The sale or other disposition of all or substantially all of the Property of the Partnership other than cash, cash equivalents and any investments described in Section 2.4(1)(viii) or Section 2.4(2)(i), as the case may be; provided, however, transfers of Property to the Company and in the ordinary course of business shall not cause the Partnership to dissolve nor shall any transaction described in this Section 2.5.A(iii) if as of the time such transaction is to be consummated, no allocations under Section 9.1.A of Net Income or Net Loss, as the case may be, are or would be made in accordance with the Partners' respective Percentage Interests; or

            (iv) The Withdrawal of a general partner of the Partnership unless at the time there is at least one other general partner of the Partnership and all such remaining general partner(s) of the Partnership elect to continue the business of the Partnership.

      B. Notwithstanding Section 2.5.A(iv) or Section 2.5.C to the contrary, the Partnership shall not be dissolved or required to be wound up by reason of the Withdrawal of a general partner of the Partnership if, within ninety (90) days after such Withdrawal, a majority in interest of the remaining Partners (within the meaning of section 301.7701-2(b)(1) of the Treasury Regulation) or section 17-801(3) of the Uniform Act, whichever is greater) (including the Partners who received Units granted under the Plan) agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of such Withdrawal, of one or more substitute or additional general partners of the Partnership if necessary or desired to continue the business of the Partnership as provided by section 17-801(3) of the Uniform Act. Upon the continuation of the Partnership in the manner described in this Section 2.5.B, conforming amendments to this Agreement shall be made to reflect all necessary changes caused by the events described in this Section 2.5.B, and, unless said majority in interest of the remaining Partners elect with the consent of the Withdrawn General Partner, to reinstate the Withdrawn General Partner as a general partner of the Partnership, the Interest of the Withdrawn General Partner shall, as of the time of such Withdrawal, convert to that of a Limited Partner, except such conversion shall not affect any liabilities for which such Withdrawn General Partner may be responsible with respect to its

Interest or otherwise that may have existed prior to or as a result of such Withdrawal.

      C. The dissolution of the Partnership shall be effective on the date the event occurs giving rise to dissolution, but the Partnership shall not make Distributions pursuant to Section 9.3(iv) until such time that a portion or all of the allocations under Section 9.1.A of Net Income or Net Loss, as the case may be, are or would be made in accordance with the Partners' respective Percentage Interests, without IronBrand's prior written consent; and shall not terminate until such date that the Partnership shall have discharged or otherwise satisfied its liabilities, and the remaining assets of the Partnership, if any, have been Distributed as provided herein and the Certificate has been cancelled. Nothing in this Section 2.5.C shall affect a dissolution under Section 2.5.A(iv) caused by the Bankruptcy of a general partner of the Partnership, but in the event that the Withdrawal of the General Partner by Bankruptcy or otherwise contravenes Section 3.2.B, the Withdrawn General Partner shall be subject to damages as provided therein.

      D. Upon the Withdrawal of a general partner of the Partnership, the Withdrawn General Partner (or its successors, representatives or assigns, as the case may be) shall promptly, but in no event later than five (5) days thereafter, send notice of its Withdrawal to each Partner.

      E. The Partnership shall have the option, but not the obligation, to liquidate the Interest of a Withdrawn General Partner, by purchasing such Interest for an amount equal to the then present fair market value of such Interest, determined by agreement between the Withdrawn General Partner and the Partnership. The fair market value of the Withdrawn General Partner's Interest shall be determined in the same manner and employing the same time periods, assumptions and directives as used for the determination of the Redemption Price of IronBrand's Partnership Interest, as set forth in Section 11.3 hereof. The method of payment for any such amounts to the Withdrawn General Partner shall be by means of a five (5) year unsecured promissory note bearing interest at a fixed rate equal to the Base Rate, fixed as of the date of such Withdrawal, with accrued interest and equal installments of principal payable each quarter, which note may be prepaid without penalty by the Partnership at any time.

      F. Upon the Withdrawal of a general partner of the Partnership, such Person shall continue to be liable as a general partner of the Partnership for all debts, liabilities and obligations of the Partnership existing at the time such Person ceased to be a general partner of the Partnership, regardless of whether at such time, such debts, liabilities or obligations were known or unknown, actual or contingent. A general partner of the Partnership shall not be liable as a general partner for the Partnership's debts, liabilities or obligations arising after such Withdrawal. If the general partner ceases to be a general partner of the Partnership, its debts, obligations or liabilities to the Partnership or the other Partners shall be collectible by any legal means; and the Partnership is authorized, in addition to any other remedies at law or in equity, to apply any amounts otherwise distributable or payable by the Partnership to such Person to satisfy such debts, obligations or liabilities.

      G. Notwithstanding anything herein to the contrary, the General Partner hereby covenants and agrees that to the fullest extent permitted by law, unless it receives the Consent of the Limited Partners and the written consent of IronBrand, not to (i) exercise any power under the Uniform Act to dissolve the Partnership, (ii) Transfer all or any portion of its Partnership Interest or
(iii) petition for dissolution of the Partnership; provided, that the General

Partner shall not be required to obtain the prior written consent of IronBrand to undertake any of those actions described in clauses (i), (ii) or (iii) of this Section 2.5.G if at the time it is to undertake any such action no allocations under Section 9.1.A of Net Income or Net Loss, as the case may be, are or would be made in accordance with the Partners' respective Percentage Interests. Further, the General Partner hereby agrees to continue to carry out its duties as General Partner hereunder until the earlier of (a) its Withdrawal as provided herein and subject to the restrictions set forth in this Section 2.5.G, Section 3.2.B and Section 5.5.A(vi) or 5.5.B(iv), as the case may be, or
(b) the Partnership is dissolved and liquidated pursuant to this Section 2.5. Nothing in this Section 2.5.G shall affect a dissolution under Section 2.5.A(iv) caused by the Bankruptcy of a general partner of the Partnership, but in the event that the Withdrawal of the General Partner by Bankruptcy or otherwise contravenes Section 3.2.B, the General Partner shall be subject to damages as provided therein.

      H. Upon both the dissolution and termination of the Partnership, a proper accounting shall be made by the Partnership from the date of the last previous accounting to the date of the dissolution or termination, as the case may be.

      I. Upon the completion of the Distribution of the Partnership Property as provided in Section 9.3 and the termination of the Partnership, the General Partner (or liquidating agent or trustee, as the case may be) shall cause the Certificate to be cancelled and shall take such other actions as may be necessary to legally terminate the Partnership.

      J. Notwithstanding anything in this Agreement to the contrary, the Partnership shall be deemed to be wrongfully dissolved if (i) it is dissolved
(I) pursuant to Section 2.5.A and not continued pursuant to either Section 2.5.A(iv) or Section 2.6.B or (II) pursuant to section 17-801 or section 17-802 of the Uniform

Act and not continued pursuant to section 17-801(3) of the Uniform Act, and (ii) at the time of such dissolution no allocations under Section 9.1.A of Net Income or Net Loss, as the case may be, are or would be made in accordance with the Partners' respective Percentage Interests. In the event of such wrongful dissolution, the General Partner, unless IronBrand otherwise agrees in writing,
(i) shall not be entitled to conduct the winding up of the Partnership pursuant to Section 9.3, but instead the Partnership shall be wound up by a liquidating agent or trustee selected by IronBrand and (ii) shall indemnify and hold harmless the Partnership and the Partners (including IronBrand) for any damages described in Section 3.2.B incurred or suffered by them as a result of, or which are wholly or partly attributable to, such wrongful dissolution in accordance with Section 3.2.B.

      Section 2.6 Noncompetition; Conflicts of Interest.

      A. The General Partner, each of Edgar Otto, Gary L. Shapiro and Stephen L. Gurba, and any Partner other than IronBrand that owns (in combination with his or its Affiliates) more than twenty-five percent (25%) of the Partnership's outstanding Units (each a "Principal") agree that for so long as such Principal or any of his or its Affiliates own an Interest in the Partnership such Principal shall owe the Partnership and the Limited Partners the highest fiduciary loyalty and duty; and such Principal further agrees that, except as provided in Section 2.6.C, for so long as (i) such Principal or any of his or its Affiliates own an Interest in the Partnership and for a period of two (2) years after the liquidation or other disposition of all of such Interest (whether caused by the termination of the Partnership prior to its scheduled termination on December 31, 2015 or otherwise) and (ii) IronBrand or any of its Affiliates owns an Interest in the Partnership, such Principal and his or its respective Affiliates will not engage in any activity or acquire an interest in any Entity (other than ACCH, so long as ACCH is an Affiliate of the Partnership, but substituting for this purpose "fifty percent (50%)" in lieu of "ten percent (10%)" and "twenty percent (20%)" in the definition of "Affiliate" of the Partnership) that directly competes with the Company's Business or which is engaged in any business that is the same as the Business of the Company (or the business of any of its Subsidiaries) or any Business for which the Company (or any business for which any of its Subsidiaries) was formed, unless otherwise authorized by the approval of the Limited Partners under Section 5.5.B(vi). This
Section 2.6.A shall apply with respect to a Principal in the following geographic areas: (i) Maine, Maryland, New Hampshire and Pennsylvania; (ii) Delaware, Florida, Georgia, Illinois, Kentucky, Massachusetts, Mississippi, North Carolina, Ohio, South Carolina, Tennessee, Vermont and Virginia; and (iii) any other state of the United States.

      B. Each Principal shall disclose and make available to the Partnership or ACCH for so long as ACCH is an Affiliate of the

Partnership, but substituting for this purpose "fifty percent (50%)" in lieu of "ten percent (10%)" and "twenty percent (20%)" in the definition of "Affiliate", as such Principal reasonably determines to be appropriate at the time, each business opportunity that is directly related to the Business of the Company, or any business for which the Company was formed, of which such Principal (individually or through its shareholders, directors, agents, trustees, partners, members, representatives, officers or otherwise) becomes aware, for so long as such Principal or any of his or its Affiliates own an Interest in the Partnership.

      C. The ownership by a Principal of an equity interest of less than five percent (5%) of either the capital or profits of an Entity that competes with the Business of the Company will not be deemed to violate the restrictions contained in this Section 2.6. Moreover, a Principal, without violating this
Section 2.6, may organize, acquire and own all or part of any business or venture or any Equity Securities in any Entity (collectively an "Enterprise") that competes with the Business of the Company; provided, that the Company is prohibited from engaging in such Enterprise under applicable law or (b) the conduct or operation of such Enterprise would cause IronBrand to exercise its right under Section 11.5(vii) to have the Partnership redeem its Partnership Interest.


      D. Notwithstanding anything to the contrary in this Section 2.6:

             (i) the "two-year" period of the noncompetitive restriction set forth in Section 2.6.A shall be only six (6) months in the event of the sale to a Person who is not an Affiliate (and for a period of six (6) months after such sale does not become an Affiliate), determined on a fully diluted basis (if by doing so causes such Person to be an Affiliate), of any of Edgar Otto, Gary L. Shapiro or Stephen L. Gurba, of
      (a) the Partnership as a going concern or (b) all or substantially all of the Property of the Partnership, in either case for fair market value; and

            (ii) The provisions of this Section 2.6 shall terminate and be of no further force or effect upon the consummation of the redemption of IronBrand's Partnership Interest pursuant to Section 11.4 hereof or a Sale Transaction, other than an Initial Public Offering, pursuant to Section 11.6.A hereof.

      E. If, during the term of the Referral Agreement, FUNB makes loans pursuant to Motor Vehicle Finance and Lease Contracts (but for purposes of this Section 2.6.E substituting "Bureau Score below 600" in lieu of "Bureau Score above 559" in the definition of Motor Vehicle Finance and Lease Contracts) (referred to in this Section 2.6 as "C Motor Vehicle Contracts"), or purchases such C Motor

Vehicle Contracts through its banking centers in Maryland, Washington, D.C., Tennessee, Virginia, North Carolina, South Carolina, Georgia or Florida, then, if such activities are in contravention of this Section 2.6.E and not cured pursuant to Section 2.6.F, IronBrand shall forfeit such Bonus Units to which it has become vested under Section 9.12.B(2), if any, that represent a Percentage Interest of up to, but no more than, 5.1015% (reduced by any dilution relative to such interest applying the principles set forth in Section 9.12.C). The Partners acknowledge that FUNB has historically made, and is expected to continue to make, loans pursuant to C Motor Vehicle Contracts (and has purchased and is expected to continue to purchase such contracts) through such banking centers listed in the preceding sentence as an accommodation to certain bank customers or other special situations and, therefore, do not intend for loans made by FUNB pursuant to C Motor Vehicle Contracts (or the purchase of such contracts) to be in contravention of this Section 2.6.E, but, instead, intend for loans made pursuant to C Motor Vehicle Contracts (or the purchase of such contracts) to be in contravention of this Section 2.6.E only if FUNB actively solicits or markets such loans or financings ("Contravening Loans").

      F. IronBrand shall not be required to forfeit any Bonus Units under
Section 2.6.E unless either (i) the General Partner delivers written notice to IronBrand in the manner provided in Section 12.3 that FUNB has made or purchased Contravening Loans through its banking centers in the states listed in Section 2.6.E or any of the officers of FUNB (other than attorneys of the Legal Division of First Union Corporation) to whom notice is to be provided pursuant to Section 13 of the Referral Agreement becomes aware that FUNB has made or purchased such Contravening Loans and (ii) IronBrand fails to cure and rectify in all material respects the effect and consequences of such activities to the reasonable satisfaction of the General Partner within thirty (30) days after its receipt of either such notice or such knowledge.

      Section 2.7 Title to Property.

      All Property of the Partnership shall be owned by the Partnership as an entity and no Partner shall have any ownership interest in the Property in the Partner's individual name or right, and each Partner's Interest shall be personal property for all purposes. The Partnership shall hold the Property in the name of the Partnership and not in the name of any Partner.

      Section 2.8 Individual Obligations of Partners.

      The Partnership's credit and Property shall be used solely for the benefit of the Partnership, and no asset of the Partnership shall be transferred for or in payment of any individual obligation of any Partner.

                                  ARTICLE III
                               Partners; Capital

      Section 3.1 Schedule A; Capital Contributions.

      The name, address, Capital Contribution, Initial Percentage Interest, 1995 Percentage Interest, number of non-Bonus Units, Bonus Units, Percentage Interest, and Preferred Equity (if any) of each Partner shall be set forth on Schedule A hereto. In the event of any change with respect to the information stated on Schedule A hereto, the General Partner shall promptly (i) amend Schedule A to reflect such change and (ii) provide a copy of the revised Schedule A to each of the Partners; provided, however, that the failure of the General Partner to amend Schedule A hereto or provide a copy of Schedule A as revised to the Partners shall not prevent the effectiveness of or otherwise affect the underlying adjustments that would be reflected in such amendment to Schedule A.

      A. Original Closing. Each Partner is obligated to have made (or such Partner's predecessor in interest to have made) Capital Contributions in immediately available funds to the Partnership in the manner set forth on Schedule A attached to the Amended and Restated Agreement of Limited Partnership of the Partnership referred to in the preamble of this Agreement as in effect on January 29, 1994 on such date.

      B. Subsequent Closing. Upon the execution of this Agreement, each Partner, as applicable, shall make Capital Contributions to the Partnership, in the amount set forth opposite such Partner's name on Schedule A-1 hereto under the column captioned "Capital Contributions at Subsequent Closing" and shall commit to make Capital Contributions to the Partnership in the total amount set forth opposite such Partner's name on Schedule A-1 hereto under the column captioned "Remaining Capital Commitment" in accordance with the written capital demands

("Capital Call") made by the General Partner as provided below in this Section 3.1.B for the purpose of the Partnership making capital contributions to ACCH with respect to its organization and operations. The General Partner may, from time to time prior to June 30, 1997, deliver written notice (the "Capital Call Notice") to each Partner, who at such time has a Remaining Capital Commitment, to make Capital Contributions of immediately available funds to the Partnership in an amount equal to such Partner's proportionate share of any such Capital Call by the date (the "Capital Call Date") and time specified in, and as otherwise provided by, such Capital Call Notice. The Capital Call Notice shall
(i) be delivered by the General Partner to each Partner who on the date of such notice has a Remaining Capital Commitment; (ii) call for contribution to the Partnership of the amount of immediately available funds determined in accordance with clause (iii) below as may be determined in the reasonable discretion of the General Partner to be needed to fund organizational and operating expenses of ACCH; (iii) state each Partner's proportion-ate share of the Capital Call, which, for each Partner, shall be the amount that bears the same ratio to the aggregate of the amounts payable by all Partners by the applicable Capital Call Date with respect to the same Capital Call as such Partner's Remaining Capital Commitment on such date bears to the aggregate of the Remaining Capital Commitment of all Partners on such date; (iv) state, in reasonable detail, the nature and amount or anticipated nature of the expenses or costs of ACCH for which the Capital Call is made; (v) specify the Capital Call Date which shall be no less than ten (10) days before and no more than sixty (60) days after the date of such Capital Call Notice and (vi) shall not be delivered after June 30, 1997. No Partner shall be required to make Capital Contributions pursuant to this Section 3.1.B pursuant to any Capital Call in excess of such Partner's Remaining Capital Commitment. Upon the receipt of Capital Contributions made pursuant to a Capital Call, the General Partner shall promptly (a) amend Schedule A and Schedule A-1 to reflect the receipt by the Partnership of such Capital Contributions and the concomitant adjustment to the contributing Partner's Remaining Capital Commitment and (b) provide a copy of such revised schedules, and the effective date of each, to each of the Partners; provided, however, the failure of the General Partner to amend Schedules A and A-1 or provide a revised copy thereof to the Partners shall not prevent the effectiveness of, or otherwise affect the underlying adjustments that would be reflected in, such amendments nor affect the obligations of the Partners with respect to Capital Calls.

      C. Defaults. If any Partner fails, in a timely manner to contribute any portion of such Partner's Remaining Capital Commitment as provided in Section 3.1.B and such failure continues for five (5) Business Days after delivery by the General Partner to such Partner of notice of such failure (a "Default") (which notice the General Partner hereby is required to make if the entire amount of Capital Contributions to be contributed by a Partner pursuant to a Capital Call Notice is not received by the Capital Call Date), then such Partner shall be deemed a "Defaulting Partner," and the following subparagraphs of this
Section 3.1.C shall apply:

            (i) The Defaulting Partner, until such Default is cured by such

      Partner satisfying all of such Partner's obligations under this Section 3.1.C with respect to such Default shall not be entitled to participate in any Consent or vote of the Partners or Limited Partners, or participate in any decision relative to the Partnership, and such Consent, vote or decision shall be tabulated or made as if such Defaulting Limited Partner were not a Partner and the Interest thereof was not outstanding;

            (ii) The General Partner shall assess the Defaulting Partner an amount of damages with respect to such Default as the General Partner in its reasonable, good faith discretion may determine (which damages shall at a minimum include all of the costs and expenses incurred by the Partnership and the non-Defaulting Partners associated with raising capital (including raising such capital from any other Partner or Affiliate of any Partner) to provide or attempt to provide additional funding in the amount of such Default) and incidental costs and damages relative to the consequences of the Default;

            (iii) The Defaulting Partner shall be required to pay interest to the Partnership, which shall accrue at the rate of eighteen percent (18%) per annum, compounded monthly, or, if lower, the highest rate of interest allowed by applicable law, from the Capital Call Date until the entire amount of the Default is contributed, and such interest paid, to the Partnership, and any such interest payments shall not be deemed to be Capital Contributions for any purpose of this Agreement;

            (iv) The Partnership shall have the authority, and shall exercise such authority, to apply any Distributions to which such defaulting Partner would otherwise be entitled towards the satisfaction of the liabilities incurred by such Partner under this Section 3.1.C to the Partnership; and

            (v) No right, power or remedy conferred upon the General Partner in this Section 3.1.C shall be exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy at law or in equity or as otherwise provided hereunder. Each Partner acknowledges that such Partner has relied upon the covenants made under this Agreement, that the General Partner and the Partnership may have no adequate remedy at law for a breach hereof and that damages resulting from a breach hereof may be impossible to ascertain at the time hereof or of such breach.

      D. Commitments. The Limited Partners are not, subject to the following sentence, obligated to contribute their respective Remaining Capital Commitments, and creditors may not rely on the Available Capital Commitments in extending credit. These obligations are conditional obligations of the Limited Partners (within the meaning of section 17-502(b)(2) of the Uniform Act) payable only to the extent, and only in such amount, required to be paid to the Partnership pursuant to a Capital Call Notice in accordance with Section 3.1.B.


      Section 3.2 General Partner.

      A. The General Partner is, as of the date of this Agreement, National Auto Finance Corporation (the address of which is One Park Place, 621 NW 53rd Street, Suite 320, Boca Raton, FL 33487), and its Capital Contribution, number of Units, Percentage Interest, and Preferred Equity as of the date of this Agreement are set forth on Schedule A. The General Partner shall at all times maintain a level of Capital Contributions such that its share of total Capital Contributions by all Partners is not less than one percent (1%).

      B. The General Partner shall not, and shall have no right to, voluntarily or involuntarily Withdraw as general partner of the Partnership if such Withdrawal would cause the Partnership to be wrongfully dissolved under, and within the meaning of, Section 2.5.J (a "Wrongful Withdrawal") or contravene
Section 5.5.A(vi) and Section 5.5.B(iv), as the case may be. Notwithstanding such prohibition against the Withdrawal by the General Partner, the Partners acknowledge that pursuant to section 17-602(a) of the Uniform Act, the General Partner has the statutory right to withdraw as general partner of the Partnership at any time by giving written notice to the other Partners. The General Partner, however, hereby agrees, in accordance with section 17-602(a) of the Uniform Act, that, notwithstanding anything herein to the contrary, any Withdrawal by the General Partner or voluntary Withdrawal not expressly authorized by the Limited Partners under Section 5.5.A(vi) or Section 5.5.B(iv), as the case may be, shall subject the General Partner, in addition to any remedies otherwise available to the Partnership and the other Partners under applicable law or in equity, to pay damages to the Partnership and each of the other Partners to the extent of their respective losses attributable to such unauthorized Withdrawal, and the amount of such damages shall be withheld by the Partnership from amounts otherwise Distributable to the General Partner and distributed instead by the Partnership to those Partners who suffered losses or were otherwise adversely affected by such unauthorized Withdrawal; provided that, the amount of any damages that the General Partner shall owe a Partner under this Section 3.2.B shall be limited to the damages suffered by such Partner that are independent from and not compensable by those damages directly or indirectly paid by the General Partner to the Partnership; provided, however, such damages shall not include speculative damages relative to potential future business opportunities of the Partnership or punitive damages.

      C. The General Partner shall have the right to admit any Person as an additional or substitute general partner of the Partnership with the Consent of the Limited Partners as provided in Section 5.5.A(ii), 5.5.B(iv), 5.5.B(viii) or 5.5.B(ix), as applicable.

      Section 3.3 Limited Partners.

      A. The Limited Partners and each of their Capital Contribution and all other information referred to in Section 3.1, as of the date of this Agreement,

are set forth on Schedule A.

      B. Each Limited Partner shall be admitted to the Partnership as of the date on which an entry is made in the records of the Partnership listing his or its name, address, Capital Contribution, Remaining Capital Commitment, number of Units, Percentage Interest, Preferred Equity (if any) and such other information that is required to be set forth on Schedule A and Schedule A-1.

      C. Each Limited Partner agrees, by the execution of this Agreement or by complying with the provisions of Article VII, and as a condition of receiving any Interest in the Partnership, to be bound by the terms and provisions of this Agreement.

      D. Each Limited Partner may become a signatory hereto by his attorney-in-fact signing a conformed copy of this Agreement pursuant to the power of attorney contained in his subscription documents or in the manner provided in Article VII. Each Limited Partner shall thereupon be deemed to have adopted and to have agreed to be bound by all the provisions of this Agreement; provided, however, that no such signed copy shall be binding until it has been signed by the General Partner.

      E. Notwithstanding anything to the contrary in this Agreement, any Units granted under the Plan (whether to a then-existing Partner or otherwise), up to the limit on the number of Units which is set forth in Section 3 of such Plan, and the admission of any Partner receiving such Units shall not require the Consent of the Limited Partners or any other consent.

      F. Before an Initial Public Offering, if the General Partner determines that it is in the best interest of the Partnership to admit one or more new Partners, it may, with the Consent of the Limited Partners as provided in
Section 5.5.A(ii), Section 5.5.A(iv) or Section 5.5.B(iv) (as the case may be), authorize the Partnership to issue or sell (or contract for the sale of) additional Units or other forms of Interest or equity in the Partnership (or contract rights (in whatever form, including options, warrants and convertible securities) to acquire Units or other form of Interest or equity in the Partnership) (collectively "Additional Partnership Securities") and determine the price per Additional Partnership Security and other terms relative to the issuance or sale thereof. Except for Units issued pursuant to the Plan or as may be approved by the Limited Partners pursuant to Section 5.5.B(xi), the Partnership shall not issue or sell any Additional Partnership Securities unless each Partner has first been offered the opportunity to purchase from the Partnership all (or, at the option of such Person, part) of such Partner's pro rata share (determined in accordance with such Partner's Percentage Interest ("Pro Rata Share")) of the Additional Partnership Securities to be issued or sold by the Partnership on the same terms and conditions (except as otherwise provided in the last sentence of this Section 3.3.F) for which they are otherwise to be issued or sold by the Partnership and receive in exchange therefor a Pro Rata Share of such Additional Partnership Securities (the right of Limited Partners under this sentence to purchase their Pro Rata Share of such Additional Partnership Securities, shall be referred to herein as a "Right of First Offer"). Any Units acquired by the General Partner in accordance with this
Section 3.3.F shall increase its Interest as General Partner and any Units acquired by a Limited Partner (including, if applicable, the General Partner acting in its capacity as a Limited Partner) in accordance with this Section 3.3.F shall increase such Person's Interest as a Limited Partner. Notwithstanding anything in this Section 3.3.F to the contrary, if the Limited Partners do not approve an offering of Additional Partnership Securities pursuant to Section 5.5.B(xi) within such reasonable time to take such action as provided by the General Partner, the Right of First Offer shall not be applicable to any Additional Partnership Securities offered in connection with any offering of debt securities of the Partnership, if (i) the total issue price of such debt securities (reduced by the amount of any "original issue discount" as described in sections 1271 through 1275 of the Code) exceed $2,500,000 (such debt securities, together with such Additional Partnership Securities offered in connection therewith shall be referred to in this Section 3.3.F as the "Offered Securities"), (ii) the Partnership retains an investment banking firm that is not an Affiliate of the General Partner to act as agent for the Partnership with respect to the offering of such Offered Securities, and (iii) IronBrand or any Affiliate of IronBrand is permitted to bid to purchase such Offered Securities on the same basis as any other bidder with respect to such offering.

      G. No Units shall be issued under the Plan after an Initial Public
Offering.

      Section 3.4 Partnership Capital.

      Except as otherwise provided herein, no Partner shall (i) be paid interest on any Capital Contributions, (ii) withdraw or be repaid all or any part of his Capital Contributions, or (iii) have the right to receive, as a Distribution or return of capital, Property other than cash.

      Section 3.5 Liability of Limited Partners.

      No Limited Partner shall be liable for any debts, liabilities, contracts or obligations of the Partnership. A Limited Partner shall have no liability in excess of (i) his obligation to make payments with respect to amounts he agreed to contribute to the Capital of the Partnership as his capital contribution (his "Capital Contribution Obligation") when such payments become due under this Agreement or under such Person's Subscription Agreement, (ii) his obligation to make other payments expressly provided for in this Agreement, (iii) his share of any assets and undistributed profits of the Partnership, and (iv) the amount of any Distributions wrongfully distributed to him.

      Section 3.6 Limited Partners Obligations.

      In addition to the protections afforded Limited Partners under Section 3.5, no Limited Partner, as such, shall be bound by, or be personally liable for, the liabilities or obligations of the Partnership or other Partners, or be required to lend any funds to (or provide any guarantees on behalf of) the Partnership without the prior written consent of such Limited Partner, except as otherwise expressly provided herein. No Limited Partner shall have any obligation to make Contributions to the capital of the Partnership except the Capital Contributions pursuant to, and as set forth in, each Limited Partner's Subscription Agreement or Subscription Agreements executed by such Limited Partner for the purchase of his Interest or that may be required (i) under section 17-502(b) or section 17-607(b) of the Uniform Act; (ii) under Section 9.6.B with respect to the withholding by the Partnership of income taxes or
Section 3.3.F with respect to a Partner exercising its rights thereunder to purchase Additional Partnership Securities; (iii) under the circumstances described in Section 6.8 for the indemnification of the Partnership by such Partner; (iv) under Section 3.1; or (v) as otherwise expressly provided herein.

                                  ARTICLE IV
                           Partners, Fees & Expenses

      Section 4.1 Admission of Additional Limited Partners/
                  Issuance of Additional Units.

      Before an Initial Public Offering, the General Partner may admit additional Limited Partners to the Partnership or issue additional Units to existing Limited Partners in accordance with Section 3.3.F and 5.5.A(ii), as the case may be. Upon or after an Initial Public Offering no additional or new Limited Partners shall be admitted to the Partnership, other than as provided in
Section 5.5.B(viii) and Article VII, as applicable, and the Partnership shall not issue any additional Units other than as approved by the Limited Partners under Section 5.5.B(vii) or as provided in Article IX.

      Section 4.2 Fees and Expenses Paid by the Partnership.

      All expenses of the Partnership from the Closing Date forward shall be billed directly to and be paid by the Partnership; provided, however, with respect to the drafting and negotiation of this Agreement, IronBrand shall be solely responsible for the legal fees and disbursements of Kennedy Covington Lobdell & Hickman, L.L.P. and all other out-of-pocket expenses and the General Partner shall be solely responsible for the legal fees and disbursements of Weil, Gotshal & Manges, LLP, and each of IronBrand and National

Auto Finance Corporation shall be responsible for their respective out-of-pocket costs and expenses related to such drafting and negotiation of this Agreement.

      Section 4.3 Services of the General Partner.


      A. The General Partner shall provide services to the Partnership as a general partner and be compensated for such services pursuant to and in accordance with the provisions of that certain Management Agreement dated as of December 29, 1994 between the Partnership and the General Partner, a copy of which was presented within 7 days of the Closing Date for approval by IronBrand as the same may be amended, modified or supplemented from time to time (the "Management Agreement"). In general, however, on behalf of and in the name of the Partnership, the General Partner, inter alia, shall:

            (i) Provide or make available banking, record keeping and related services;

            (ii) Maintain all reasonable and necessary books and records with respect to the Partnership's business;

            (iii) Maintain the general accounting records of the Partnership and prepare for certification such periodic financial statements as may be necessary or appropriate;

            (iv) Prepare and timely file such income, franchise or other tax returns of the Partnership as shall be required to be filed by applicable law;

            (v) Respond to or otherwise reasonably deal with correspondence relating to the Partnership's business;

            (vi) Prepare for timely execution by the Partnership or cause the timely preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as may be necessary or appropriate;

            (vii) Undertake such other managerial and administrative services as may be reasonable to cause the Partnership to satisfy its obligations;

            (viii) Retain (a) such legal counsel as may be necessary to perform for the Partnership the services necessary or appropriate to its organization and the services customarily provided by a general corporate counsel, and (b) the Partnership's Accountants to timely prepare the Audited Financial Statements and tax returns of the Partnership and to provide such other accounting services as the Partnership may require;

            (ix) Make available telephone, telecopy and post office box facilities as may be necessary for the conduct of the Partnership's business and in particular, but without limitation, facilities for meetings of the Partners from time to time;

             (x) Prepare and timely file all reports required to be filed under federal and state and securities laws; and


            (xi) In furtherance of the foregoing and such other activities as may be incident to the performance of its duties under the Management Agreement and pursuant to Article V hereof, take all other actions as may be appropriate or incident thereto.

      B. Commencing fiscal year 1995 and ending in the fiscal year during which an Initial Public Offering is consummated, the General Partner shall prepare and deliver (or have prepared and delivered) to the Partners no later than November 30 of each year (the "Budgeting Year") a proposed operating budget for the Partnership and each of its Subsidiaries for the following fiscal year prepared on a projected monthly and year-to-date basis (including income and expense projections); and prepare and deliver (or have prepared and delivered) to the Partners no later than December 31 of the Budgeting Year a final operating budget for both the Partnership and each of its Subsidiaries for the following fiscal year, which shall set forth in reasonable detail the projected operating expenses, capital expenditures, cash flow, and income projections for the following fiscal year for such Entities on projected monthly and year-to-date bases.

      C. In the performance of its services hereunder and under the Management Agreement, the General Partner shall be entitled to employ National Financial Corporation ("NFC") and shall pay NFC for its services as provided by the Management Agreement.


                                   ARTICLE V
                   Rights, Powers and Duties of the Partners

      Section 5.1 Business, Management and Control.

      A. All powers of the Partnership for which approval by the Limited Partners is not expressly required by this Agreement, the Uniform Act or other applicable law, shall be exercised by, or under the direction of, and the business and affairs of the Partnership shall be managed by, or under the direction and control of, the General Partner in a manner consistent with the terms, provisions and conditions of this Agreement and the Uniform Act.

      B. Subject to the other provisions of this Agreement, the General Partner, on behalf of the Partnership, may take any action it deems necessary or advisable in connection with the business of the Partnership without the consent of the Limited Partners.

      C. Except as otherwise provided in this Agreement, no Limited Partner (except one who may also be a general partner of the Partnership, and then only in its capacity as general partner of the Partnership) shall (i) have any authority or right to act for or bind the Partnership or (ii) take any action with respect to the Partnership's business and affairs. The Limited Partners hereby approve of the exercise by the General Partner of the powers conferred on it by this Agreement.


      Section 5.2 Duties and Obligations.

      A. The General Partner shall diligently and faithfully devote all of its time to the business of the Partnership and its Subsidiaries. The General Partner shall at all times have the responsibility for the safekeeping and use of all Partnership Property, whether or not in the General Partner's possession or control, and the General Partner shall not employ or permit another to employ such Property in any manner except for the exclusive benefit of the Partnership. Except as expressly authorized herein, the General Partner shall not commingle Property of the Partnership with the funds or other assets of any other Person. The General Partner shall cause the Partnership to (i) conduct its business and operations separate from that of its own or any of its Affiliates; (ii) maintain its books, bank accounts and financial records separate from those of any Partner or their Affiliates; (iii) observe all procedures and formalities provided hereunder, under the Uniform Act and other applicable law; (iv) pay Partnership liabilities from the assets of the Partnership; (v) conduct its dealings with third parties in the Partnership's own name and in all respects hold the Partnership out as a separate and independent legal entity; (vi) except as otherwise permitted by Section 4.3.C, engage in transactions with any Partner or any Affiliate of a Partner only on arms length terms; and (vii) promptly notify the Limited Partners of any written amendments made to this Agreement. Except as otherwise required by applicable law, the General Partner shall be required to take only such actions on behalf of the Partnership as are expressly required by this Agreement, and it shall not be required to take any such action requiring the expenditure of funds if Partnership funds are not available. Except as expressly required herein or by law, the General Partner shall not be required to advance, contribute or provide funds to the Partnership for any purpose in excess of its Capital Contribution.

      B. The General Partner shall take all actions which may be necessary or appropriate (i) for the continuation of the Partnership's valid existence as a limited partnership under the laws of the State of Delaware and of each other jurisdiction in which it conducts business and (ii) for the accomplishment of the Partnership's purpose.

      C. All funds of the Partnership not otherwise employed or invested shall be deposited from time to time to the credit of the Partnership in the manner provided in Section 2.4(1)(viii) or Section 2.4(2)(i), as the case may be.

      Section 5.3 Indemnification.

      In the event that the Partnership has requested a Partner to take action on behalf of the Partnership and such Partner takes such action, the Partnership shall hold harmless and indemnify each such Partner for any liability or loss suffered by such Partner if (i) such Partner acted within the authority and pursuant to the request, and in good faith on behalf of the Partnership and (ii) such liability or loss was not the result of such Partner's gross negligence or willful misconduct. Such indemnification of each Partner and agreement to hold each Partner harmless are recoverable only out of the assets of the Partnership and not from the Limited Partners.

      Section 5.4 Liability of the General Partner to Limited
                  Partners.

      The General Partner shall be liable, responsible and accountable for damages or otherwise to any Limited Partner or the Partnership arising out of any act performed or any failure to act only if such act or failure to act resulted from bad faith, gross negligence or willful misconduct on the part of the General Partner.

      Section 5.5 Voting Rights.

      A. Notwithstanding anything herein (other than Sections 5.5.B, 5.5.C and 5.6.K) to the contrary, in addition to any other requirement, limitation or prohibition provided in this Agreement, the Consent of the Limited Partners shall be required to authorize the General Partner to undertake the following actions:

             (i) Sell, exchange, Distribute, transfer or otherwise dispose (including by merger) of all or substantially all of the Partnership's Property (other than in the ordinary course of the Partnership's business or as contemplated by Section 9.2);

            (ii) Admit new Limited Partners to the Partnership in accordance with Sections 3.3.B and 3.3.F at any time prior to an Initial Public Offering;

            (iii) Dissolve the Partnership as provided in Section 2.5.A(ii);

            (iv) Admit or appoint one or more additional or substitute general partners to the Partnership at any time prior to an Initial Public Offering; provided, that if the Partnership is to issue Additional Partnership Securities within the meaning of Section 3.3.F to any such additional or substitute general partner, such additional or substitute general partner shall have first acquired such Additional Partnership Securities as a Limited Partner, and its Interest shall then convert to that of a General Partner as otherwise provided in this Section 5.5.A(iv);

             (v) Cause the conversion or reorganization of the Partnership to another Entity form (including a corporation) or maintain its status as a partnership but cause it to be treated as an association taxable as a corporation or a publicly traded partnership within the meaning of section 7704 of the Code;

            (vi) Voluntarily Withdraw as general partner of the Partnership, provided, that any such Withdrawal does not contravene any other provision of this Agreement, including Sections 2.5.F and 3.2.B;


            (vii) Enter on behalf of the Partnership any agreement of merger or consolidation or otherwise merge or consolidate with or into one or more other Entities; or

            (viii) Vote, consent, approve, covenant, agree, represent or make any decision relative to ACCH or the Partnership's ACCH Interest with respect to any matter requiring the vote, consent, approval, agreement, representation or decision of or by the Limited Partners under the Agreement or the Uniform Act or other applicable law, but not with respect to any matter requiring action by "NAFCO" under the ACCH Agreement for which authorization may only be given pursuant to Section 5.5.B(x) hereof.

      B. Notwithstanding anything herein (other than Section 5.5.C) to the contrary, the Consent of the Limited Partners, which consent, for purposes of this Section 5.5.B, must include the written consent of IronBrand, shall be required to authorize the General Partner to undertake the following actions:

            (i) To either amend the Plan to increase the number of Units that may be issued thereunder or amend this Agreement;

            (ii) Except as otherwise provided in the Management Agreement, increase the fees, guaranteed payments or other compensation to be paid to the General Partner or any Affiliate of the General Partner or amend, or cause the Partnership to agree to amend, Section 2 of the Management Agreement or the effect thereof;

            (iii) Except as otherwise provided in Articles VII and XI, cause the Partnership to purchase or redeem all or part of a Partner's Interest;

            (iv) To take any of the actions described in Section 5.5.A (other than under Section 5.5.A(ii)), or agree on behalf of the Partnership, or to cause the Partnership to agree to undertake any such action, if at the time such action or transaction is to be consummated no allocations under
      Section 9.1.A of Net Income or Net Loss, as the case may be, are or would be made in accordance with the Partners' respective Percentage Interests;

             (v) Sell, exchange, transfer, Distribute or otherwise dispose of any Company Shares received by the Partnership or to which the Partnership is entitled after an Initial Public Offering (other than in the ordinary course of business or to provide the necessary liquidity for the Partnership to pay its debts and obligations as they become due) until the later of (a) the expiration of the Vesting Period or (b) at such time that all or part of the allocations under Section 9.1.A of Net Income or Net Loss, as the case may be, are or would be made in accordance with the Partners' respective Percentage Interests;

            (vi) Authorize a Principal to engage in an activity that is otherwise prohibited under Section 2.6.A;


            (vii) Cause the Partnership to engage in or otherwise conduct any business or activity that is not within the scope of the purpose of the Partnership described in Section 2.3.A or 2.3.B, as the case may be, at such time;

            (viii) Issue or authorize the issuance of any Additional Partnership Securities (within the meaning of Section 3.3.F) at any time upon or after an Initial Public Offering;

            (ix) Admit or appoint one or more additional or substitute general partners of the Partnership at any time upon or after an Initial Public Offering;

             (x) Vote, consent, approve, covenant, agree, represent or make any decision relative to ACCH or the Partnership's ACCH Interest with respect to any matter requiring the vote, consent, approval, agreement, representation or decision of or by "NAFCO" under the ACCH Agreement; or

            (xi) Issue Additional Partnership Securities within the meaning of
      Section 3.3.F without the Limited Partners having the right to exercise a Right of First Offer under, and to the extent provided by, Section 3.3.F.

      C. Notwithstanding anything herein to the contrary, the written consent or affirmative vote of all of the Limited Partners (including Limited Partners who received Units granted under the Plan and First Union) shall be required to authorize the General Partner to undertake the following actions:

            (i) Knowingly perform any act that would subject any Limited Partner to liability as a general partner;

            (ii) Employ or permit to be employed, the Property of the Partnership in any manner except for the exclusive benefit of the Partnership;

            (iii) Amend Sections 3.4, 3.5 and 5.5.C hereof, or the effect thereof;

            (iv) Increase the amount of the capital contribution to the Partnership required to be paid by a Limited Partner;

            (v) Extend the termination date specified in Section 2.5; or

            (vi) Change the method or accelerate the dates for the payment of Capital Contributions to the Partnership.

      D. Any amendment to this Agreement (other than incidental to the Withdrawal of the General Partner) that modifies the compensation or Distributions to which the General Partner would otherwise be entitled to receive or would affect the duties of the General Partner, shall require the General Partner's prior written consent.

      Section 5.6 Meetings of the Limited Partners.

      A. The General Partner shall call meetings of the Limited Partners at such times as it determines to be necessary or appropriate or upon the written request of any Partner or Partners (other than Partners who received Units granted under the Plan) with a combined Percentage Interest of ten percent (10%) or more.

      B. Any Limited Partner(s) making a request for a meeting of the Limited Partners as provided in Section 5.6.A must sign the request and specify therein the purpose or purposes of the proposed meeting. Upon receipt of such request, the General Partner shall, at the expense of the Partnership, provide each Partner, within ten (10) days of such request, with written notice of the meeting and the purpose of such meeting. Such meeting shall be held on the date (if any) requested by the Limited Partner(s) calling such meeting, but in no event less than fifteen (15) days or more than sixty (60) days after the receipt of such request. The notice shall include a detailed statement of the action to be proposed at the meeting, including a verbatim statement of the wording of any resolution proposed for adoption by the Limited Partners or any proposed amendments to this Agreement. The Partnership shall provide for proxies or written consents which specify a choice between approval and disapproval of each matter to be acted upon at the meeting.

      C. Written notice stating the date, time and place of a meeting not described in Section 5.6.B shall be given not less than ten (10) or more than 60 (sixty) days before the date thereof, by the General Partner to each Limited Partner, including IronBrand. The notice of a meeting shall specifically state the purpose or purposes for which the meeting is called.

      D. Any notice required to be given to any Partner under the Uniform Act or this Agreement may be waived in writing by the Partner entitled to such notice (whether before or after the meeting). A Partner's attendance at a meeting also waives any required notice to him of the meeting, unless the Partner at the beginning of a meeting objects to holding the meeting or transacting particular business at the meeting.

      E. All meetings of the Partners shall be held at the principal office of the Partnership unless the General Partner designates another reasonable place for the meeting.

      F. Each Partner otherwise entitled to vote hereunder on the matter under consideration shall be entitled to one vote for each Unit that Partner holds. At all meetings of the Partners, a Partner may vote in person or by proxy executed in writing by the Partner and exercised by his duly authorized representative.


      G. Any one or more Partners may participate in a meeting of the Partners by means of a conference telephone or similar communication device that allows all persons participating in the meeting to simultaneously hear each other during the meeting, and such participation in the meeting shall be the equivalent of being present in person at such meeting.

      H. Any action required or permitted to be taken at a meeting of the Limited Partners may be taken without a meeting if one or more written consents, setting forth the action so taken or to be taken is (i) sent to all Limited Partners (in the manner provided in Section 12.3), including IronBrand, and is signed by those Limited Partners (or the duly authorized representative or representatives of any such Limited Partners) owning the required combined voting interest to approve such action, whether before or after the action so taken, and (ii) delivered to the General Partner to be included in the Partnership's permanent records. Action taken under this Section 5.6.H shall be effective when all Limited Partners entitled to vote have been provided a copy of the proposed written consent and the Limited Partners (or such duly authorized representatives thereof) needed to approve such action have signed the written consent (or counterpart thereof), unless the consent specifies that it is effective as of an earlier or later date. Written consent of all Limited Partners entitled to vote on any matter has the same force and effect as the vote of such Limited Partners and may be described as such in any document or instrument.

      I. Each meeting of the Limited Partners shall be presided over by the General Partner, or in the absence or at the request of the General Partner, by such other Person as the General Partner may designate, or in the absence of such designation, by any person selected to preside by a majority of the votes cast by the Limited Partners for such purpose at the meeting.

      J. The cost of calling and holding a meeting of the Limited Partners shall be paid by the Partnership.

      K. For the purposes of Section 5.5.A, the Consent of the Limited Partners shall be determined without including the Units owned by IronBrand (except under the circumstances described in Section 5.5.B(iv)); provided however that if The S Associates Limited Partnership, The O Associates Limited Partnership and Stephen L. Gurba (voting as a group) determine to take any action (or not to take any action) described in Section 5.5.A (the vote of such group with respect to such matter, the "NFC Vote") and the NFC Vote would not constitute the "Consent of the Limited Partners" with respect to such matter, then, at the sole election of the General Partner, the Units owned by IronBrand shall be permitted to be included in the determination of "Consent of the Limited Partners" with respect to such matter.

      Section 5.7 Permissible Activities; Veto.

      Notwithstanding anything to the contrary herein, the Partners hereby acknowledge and agree that so long as any Partnership Interests are held directly or indirectly by a national bank (not including such Interest, if any, pledged in conformance with the terms of this Agreement to secure indebtedness or held as a result of debts previously contracted), the Partnership and each of its Subsidiaries shall engage solely in activities that are permissible for national banks as determined by applicable statutes, regulations and regulatory interpretations as in effect from time to time. The Partners further agree that, if in the exercise of IronBrand's reasonable judgment, based upon advice of counsel,

IronBrand determines that the Partnership or any of its Subsidiaries is proposing to engage in activities that are impermissible for national banks, then IronBrand, as Limited Partner, shall have the right to veto any such proposed activities and otherwise bar the Partnership from allowing such activities to occur.

      Section 5.8 Supervision by the OCC.

      The parties hereto acknowledge that so long as any Partnership Interests are held directly or indirectly by a national bank (not including such interests pledged to secure indebtedness or held as a result of debts previously contracted), the business and operations of the Partnership and each of its Subsidiaries shall be subject to the regulation, supervision and examination of the Office of the Comptroller of the Currency.

      Section 5.9 Costs of Regulatory Supervision.

      The Partnership shall be responsible for the costs and expenses associated with the regulation, supervision and examination by the Office of the Comptroller of the Currency of the Partnership and its Subsidiaries; provided, however, any extraordinary out-of-pocket expenses in excess of $5,000 per year incurred in connection with such regulation, supervision and examination shall be paid by IronBrand unless such extraordinary expenses are related to the failure of the Partnership to comply in any material respect with the laws and regulations applicable to the business of the Partnership.

      Section 5.10 Special Provisions Relative to the Sale of
                   ACCH.

      A. In the event the General Partner, in good faith, with the Consent of the Limited Partners in accordance with Section 5.5.A. determines that it would be appropriate for the Company to offer for sale and to sell all or substantially all of the Company (which transaction includes the assignment of ACCH's rights under the Referral Agreement) to a purchaser (a "Sale/Referral Transaction"), then, the General Partner shall retain an independent investment banking firm to represent the Company in connection with such Sale/Referral Transaction. After such firm is retained by the General Partner, FUNB shall, in good faith, work with the General Partner and such investment banking firm to develop a list of banking institutions and other potential purchasers which would be, in the good faith determination of FUNB, reasonably acceptable to FUNB such that FUNB would not elect to terminate the Referral Agreement if such

Sale/Referral Transaction was consummated with such purchaser and FUNB would continue the contractual relationship set forth in the Referral Agreement with such purchaser without amendment thereto (such list of acceptable purchasers, collectively, the "Acceptable Referral Purchasers"). In making its determination, FUNB shall have a reasonable period of time to conduct with respect to each potential purchaser such due diligence (with the knowledge and cooperation of the potential purchaser) as FUNB, acting both for itself and as agent for the Affiliate Banks described in Section 13(m) of the Referral Agreement, deems appropriate considering, among other things, the compatibility of the prospective partner with FUNB from a strategic, management and operating standpoint, the financial capacity and soundness of the potential purchaser, the expertise and staff which would be available to the potential purchaser in performing the Referral Agreement and the potential purchaser's ability to meet reasonable safety and soundness and banking and consumer regulatory standards (such due diligence investigation being referred to hereafter as "FUNB Due Diligence").

      B. In the event that the General Partner, with the Consent of the Limited Partners in accordance with Section 5.5.A., determines to proceed with the Sale/Referral Transaction with an Acceptable Referral Purchaser, then, (i) ACCH shall be entitled to assign all of ACCH's rights and obligations under the Referral Agreement in connection with such Sale/Referral Transaction without further consent of FUNB, (ii) FUNB shall use commercially reasonable efforts to cooperate, to the fullest extent reasonably practicable, with the Company and ACCH in connection with such Sale/Referral Transaction, and (iii) FUNB shall use commercially reasonable efforts to cooperate with the Acceptable Referral Purchaser in connection with the assignment of the Referral Agreement; provided, that FUNB shall have no duty to incur any expense in connection with such cooperation.

      C. In the event that the General Partner obtains an offer from any Person which does not constitute an "Acceptable Referral Purchaser" with respect to a Sale/Referral Transaction, then, FUNB shall have 45 days after written notice from the General Partner during which to conduct FUNB Due Diligence to determine if the proposed purchaser is an Acceptable Referral Purchaser. In the event that FUNB determines that such proposed purchaser is not an "Acceptable Referral Purchaser", then, the General Partner, with the Consent of the Limited Partners in accordance with Section 5.5.A., may elect to proceed with a Sale/Referral Transaction and FUNB shall have all of its rights under this Agreement, including, but not limited to, its rights under Section 10.


                                  ARTICLE VI
                              Registration Rights

      Section 6.1 Definitions.

      For the purposes of this Article VI, in addition to the terms defined elsewhere in this Agreement, the following capitalized terms shall have the meanings set forth below, unless otherwise defined elsewhere herein:

      "Approved Underwriter" is defined in Section 6.3.D.

      "Certificate of Incorporation" means the Certificate of Incorporation, or similar document, of the Company as in effect on the date the Partnership, or any successor entity, incorporates by the transfer of Partnership Interests or Property to a corporation, by merger or otherwise.

      "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

      "Company Underwriter" is defined in Section 6.4.

      "Demand Registration" means a demand registration requested by IronBrand pursuant to Section 6.3 hereof.

      "Equity Securityholder" means a holder of Equity Securities issued by the Company.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Holders' Counsel" means, with respect to a registration, counsel to each of IronBrand and any other holder of Registrable Securities to be registered in such registration (it being understood that IronBrand and any such other holder may select separate counsel to represent them in connection with any such registration).

      "Inspector" is defined in Section 6.6.A.(ix).

      "NASD" means the National Association of Securities Dealers, Inc.

      "Registrable Securities" means all of the Company Shares owned by IronBrand or its successors or assigns.

      "Registration Expenses" means all of the expenses with respect to which the Partnership is obligated to pay or otherwise satisfy under Section 6.7.

      "Securities Act" means the Securities Act of 1933, as amended.

      Section 6.2  Securities Subject to this Agreement.

      A. Registrable Securities. For the purposes of this Agreement, any Company Shares held by a specific holder will cease to be Registrable Securities when
(i) a registration statement covering such Company Shares has been declared effective under the Securities Act by the Commission and such Company Shares have been disposed of pursuant to such effective registration statement or

(ii) the entire amount of such Company Shares held by such holder are or, in the opinion of counsel satisfactory to the Company and such holder each in their reasonable judgment, may be distributed to the public in a single sale pursuant to Rule 144 (or any successor provision then in force) under the Securities Act.

      B. Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds an option to purchase, or a security convertible into, Registrable Securities whether or not such acquisition or conversion has actually been effected. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

      Section 6.3  Demand Registration.

      A. Demand Registration by IronBrand. At any time after six months after an Initial Public Offering, IronBrand or any of its transferees may make a written request for registration of any and all Registrable Securities under the Securities Act, and under the securities or blue sky laws of any jurisdiction designated by IronBrand; provided, that (i) subject to Section 6.3.C below, the Company will not be required to effect more than two registrations at the request of IronBrand pursuant to this Section 6.3.A with respect to each class of Registrable Securities (or, if a class of Registrable Securities has more than one series, each series), and (ii) the Company will not be required to effect any such registration within the period beginning on the effective date of a registration statement filed by the Company on its behalf covering a firm commitment underwritten public offering and ending on the later of (A) 90 days thereafter and (B) the expiration of any lock-up period required by the underwriters, if any, in connection therewith.

      B. Company Obligation to Register. A request for a Demand Registration pursuant to Section 6.3.A shall specify the amount and class (or, if there is more than one series in such class, series) of the Registrable Securities proposed to be sold, the intended method of disposition thereof and the jurisdictions in which registration is desired. Upon a request for a Demand Registration, the Company shall (i) promptly and in any event at least 30 days prior to the filing date give written notice of such request to all other holders of such Registrable Securities, and (ii) with reasonable promptness and in any event not later than 90 days after the Company's receipt of such request, file a registration statement with the Commission relating to such Registrable Securities as to which such request for a Demand Registration relates and use its reasonable best efforts to cause to be registered under the

Securities Act all Registrable Securities that such holders have requested to be registered. A registration shall not constitute a Demand Registration until it has become effective and remains continuously effective for at least 90 days. In any registration initiated as a Demand Registration, the Company shall pay all Registration Expenses in connection therewith, whether or not such Demand Registration becomes effective.

      C. Underwriting Procedures. If IronBrand so elects, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 6.3.D. In such event, if the Approved Underwriter advises the Company and IronBrand that in its opinion marketing considerations require a limitation on the number of securities to be sold, the Company shall include in such registration only the number of Registrable Securities which, in the good faith opinion of such Underwriter, can be sold, selected in the following order: (i) first, the Registrable Securities as to which such request for a Demand Registration relates, (ii) second, the Registrable Securities requested to be included by the other holders of Registrable Securities, pro rata, based on the number of Registrable Securities owned by each of them, and (iii) third, any other Company Shares requested to be included by any other holders of Company Shares, pro rata, based on the number of unregistered Company Shares owned by each of them. To the extent Registrable Securities held by IronBrand are excluded from the offering to be made pursuant to the Demand Registration requested by IronBrand or its transferees, then IronBrand or its transferees shall have the right to one additional Demand Registration under this Section 6.3 with respect to such Registrable Securities.

      D. Selection of Underwriters. IronBrand may select and obtain an investment banking firm to act as the managing underwriter of the offering
(the "Approved Underwriter"); provided, that the Approved Underwriter shall, in any case, be acceptable to the Company in its reasonable judgment.

      Section 6.4  Piggy-Back Registration.

      If the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account, or an offering for the account of any Equity Securityholders of the Company or any group of such Equity Securityholders (other than a registration statement on Form S-4 or S-8 or any successor or other forms not available for registering Equity Securities for sale to the public), then the Company shall give written notice of such proposed filing to each holder of Registrable Securities at least 30 days before the anticipated filing date, and such notice shall describe in detail the proposed registration and distribution (including those jurisdictions where registration under the securities or blue sky laws is intended) and offer such holders the opportunity to register the number of Registrable Securities as each such holder may request. If an underwritten offering, the Company shall use its reasonable best efforts, within 10 days of the notice provided for in the preceding sentence, to cause the managing underwriter or underwriters of a proposed underwritten offering (the "Company Underwriter") to permit the holders of Registrable Securities who have requested to participate in the registration for such offering to include such Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein, including execution of an underwriting agreement in customary form (provided, that, in connection with its obligations under the foregoing sentence, the Company shall not be required to reduce the number or amount of securities to be issued by it in any such offering to an amount which, in the opinion of the Board of Directors of the Company, is below that which is necessary and in the best interests of the Company). Notwithstanding the foregoing, if an underwritten offering and the Company Underwriter delivers a written opinion to the holders of Registrable Securities that marketing considerations require a limitation on the number of securities to be sold, then the amount of securities in excess of the amount to be registered for sale by the Company to be offered for the account of holders requesting registration pursuant to this Section 6.4 and any other holders of any Company Shares requesting the registration of such Company Shares by exercising piggy-back registration rights similar to the rights granted by this Section 6.4 shall be reduced pro rata based on the number of shares held by each such holder to the extent necessary to reduce the total securities to be included in the offering to the amount recommended by the Company Underwriter. The Company shall bear all Registration Expenses in connection with any registration pursuant to this Section 6.4, whether or not such registration becomes effective.

      Section 6.5  Holdback Agreements.

      A. Restrictions on Public Sale by Holders. Each holder of Registrable Securities agrees not to effect any public sale or distribution of any Registrable Securities being registered or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 under the Securities Act, during the period beginning on the filing of such registration statement and ending on the later of (i) 90 days after the effective date of such registration statement or the commencement of a public distribution of the Registrable Securities pursuant to such registration statement or (ii) the expiration of any lock-up period required by the underwriters, if any, of such offering, if and to the extent requested by the Company in the case of a non-underwritten public offering or if and to the extent requested by the Approved Underwriter or Company Underwriter, as the case may be, in the case of an underwritten public offering.

      B. Restrictions on Public Sale by the Company. The Company agrees not to effect any public sale or distribution of any of its securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to a registration statement on Form S-4 or S-8 or any successor or other forms not available for registering Equity Securities for sale to the public) during the period beginning on the filing of any registration statement in which the holders of Registrable Securities are participating and ending on the later of (i) 90 days after the effective date of any such registration statement or the commencement of a public distribution of the Registrable Securities pursuant to such registration statement or the commencement of a public distribution of the Registrable Securities pursuant to such registration statement and (ii) the expiration of any lock-up period required by the underwriters, if any, of such offering.

      Section 6.6  Registration Procedures.

      A. Obligations of the Company. Whenever registration of Registrable Securities has been requested pursuant to Section 6.3 or 6.4, the Company shall use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

             (i) Prepare and file with the Commission (as promptly as practicable, but in any event not later than 90 days after receipt of a request to file a registration statement with respect to Registrable Securities) a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and use its reasonable best efforts to cause such registration statement to become effective; provided, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall (A) provide Holders' Counsel with an adequate and appropriate opportunity to participate in the preparation of such registration statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the Commission, which documents shall be subject to the review of Holders' Counsel, and (B) notify Holders' Counsel and each seller of Registrable Securities of any stop order issued or threatened by the Commission and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

            (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 9 months or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

            (iii) As soon as reasonably possible, furnish to each seller of

      Registrable Securities, prior to filing a registration statement, copies of such registration statement as is proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

            (iv) Use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Securities requests, and to continue such qualification in effect in such jurisdiction for as long as is permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Securities are sold, or for 6 months, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller;

             (v) Use its reasonable best efforts to cause the Registrable Securities covered by such registration statement to be listed with any securities exchange or automated quotation system upon which Equity Securities of the same class (or series, if applicable) are then listed;

            (vi) Use its reasonable best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers of Registrable Securities to consummate the disposition of such Registrable Securities;

            (vii) Notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

            (viii) Enter into and perform customary agreements (including an underwriting agreement in customary form with the Approved Underwriter or

      Company Underwriter, if any, selected as provided in Sections 6.3 or 6.4) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

            (ix) Make available for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition pursuant to such registration statement, any Holders' Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "Inspector" and collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or to confirm that no such misstatement or omission has been made, (B) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (C) the information in such Records has been made generally available to the public or is required to be filed with, or made available as supplemental information to, the Commission. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

             (x) If such sale is pursuant to an underwritten offering, obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as Holders' Counsel or the managing underwriters reasonably request;

            (xi) Furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as such seller or underwriters may reasonably request and are customarily included in such opinions;


            (xii) Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but no later than 15 months after the effective date of the registration statement, an earnings statement covering a period of 12 months beginning after the effective date of the registration statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act;

            (xiii) Keep each seller of Registrable Securities advised in writing as to the initiation and progress of any registration under Section 6.3 or
      6.4 hereunder;

            (xiv) Provide officers' certificates and other customary closing documents;

            (xv) Cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD or any securities exchange; and

            (xvi) Use its reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and cooperate with the holders of such Registrable Securities to facilitate the disposition of such Registrable Securities pursuant thereto.

      B. Seller Information. The Company shall be entitled to require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

      C. Notice to Discontinue. Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6.6.A(vii), such holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6.6.A(vii) and, if so directed by the Company, such holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including the period referred to in Section 6.6.A(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6.6.A(vii) to and including the date when the holder shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 6.6.A(vii).

      Section 6.7  Registration Expenses.

      A. The Company shall pay all expenses (other than underwriting discounts and commissions) arising from or incident to the performance of, or compliance with, this Article VI, including (i) Commission, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or blue sky laws (including reasonable fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, engraving, messenger and delivery expenses and (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including any fees and expenses in connection with any "cold comfort" letters and any special audits incident to or required by any registration or qualification) regardless of whether such registration statement is declared effective.

      The Company will, in any event, pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which securities of the same class are then listed or the qualification for trading of the securities to be registered in each inter-dealer quotation system in which securities of the same class are then traded, and rating agency fees.

      B. In connection with each registration requested pursuant to Section 6.3 or any registration effected pursuant to Section 6.4 of this Agreement, the Company will reimburse any holder of Registrable Securities for the reasonable fees and disbursements of its counsel.

      Section 6.8  Indemnification; Contribution.

      A. Indemnification by the Company. The Company agrees to indemnify, to the full extent permitted by law, each holder of Registrable Securities, their officers, directors, partners, employees and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and, subject to Section 6.8.C hereof, reasonable fees, disbursements and other reasonable charges of legal counsel) arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein.

      B. Indemnification by Holders. In connection with any registration statement in which a holder of Registrable Securities is participating pursuant to Section 6.3 or 6.4 hereof, each such holder shall furnish to the Company in writing such information with respect to such holder as the Company may reasonably request or as may be required by law for use in connection with any such registration statement or prospectus and each holder agrees to indemnify, to the extent permitted by law, the Company, any underwriter retained by the Company and their respective directors, officers, employees and each Person who controls the Company or such underwriter (within the meaning of the Securities Act and the Exchange Act) to the same extent as the foregoing indemnity from the Company to the holders, but only with respect to any such information furnished in writing by such holder expressly for use in such registration statement.

      C. Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder (the "Indemnified Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate legal counsel in any such action and participate in the defense thereof, but the fees, disbursements and other charges of such separate legal counsel (other than reasonable costs of investigation) shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same,
(ii) the Indemnifying Party fails to assume the defense of such action with legal counsel satisfactory to the Indemnified Party in its reasonable judgment,
(iii) the named parties to any such action (including any impleaded parties) have been advised by such legal counsel that either (A) representation of such Indemnified Party and the Indemnifying Party by the same legal counsel would be inappropriate under applicable standards of professional conduct or (B) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party. In either of such cases the

Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld.

      D. Contribution. If the indemnification provided for in this Section 6.8 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 6.8.A, 6.8.B and 6.8.C, any fees, charges or expenses (including the reasonable fees, disbursements and other charges of legal counsel) reasonably incurred by such party in connection with any investigation or proceeding.

      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.8.D were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.8.D, a holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such holder in the offering to which such registration statement relates exceeds the amount of any damages that such holder has otherwise been required to pay. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person.

      E. Survival. The indemnity and contribution covenants contained in this
Section 6.8 shall remain operative and in full force and effect regardless of
(i) any investigation made by or on behalf of a holder or any Person controlling a holder, (ii) any sale of any Registrable Securities pursuant to this Agreement and receipt by the holders of the proceeds thereof, or (iii) any termination of this Agreement for any reason, including after the initial filing of the registration statements to which these indemnity and contribution covenants relate.

      Section 6.9  Rules 144 and 144A.


      The Company covenants that it shall duly and timely file any reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder; and that it shall take such further action as each holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rules 144 and 144A under the Securities Act), all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A under the Securities Act, as such rules may be amended from time to time, or (b) any similar rules or regulations hereafter adopted by the Commission. The Company shall, upon the request of any holder of Registrable Securities, deliver to such holder a written statement as to whether it has complied with such requirements. Without limiting the foregoing, the Company agrees that:

            (i) It will, if required by law, maintain a registration statement (containing such information and documents as the Commission shall specify) with respect to Equity Securities of the same class under Section 12 of the Exchange Act and will timely file such information, documents and reports as the Commission may require or prescribe for companies whose Equity Securities has been registered pursuant to said Section 12;

          (ii) It will, if a registration statement with respect to Equity Securities of the same class under Section 12 is effective, or if required by Section 15(d) of the Exchange Act, make whatever filings with the Commission or otherwise make generally available to the public such financial and other information as may be necessary to enable the holders of Registrable Securities to be permitted to sell Equitable Securities of the Company pursuant to the provisions of Rule 144 or 144A promulgated under the Securities Act (or any successor rule or regulation thereto); and

         (iii) It will, at any time when any holder of Registrable Securities desires to make sales of any Registrable Securities in reliance on Rule 144A under the Securities Act (or any successor rule or regulation), provide such holder and any prospective purchaser therefrom with the information required by Rule 144A and otherwise cooperate with the holder in connection with such sale.

      The Company covenants and agrees that any registration statement or any information document or report filed with the Commission in connection with the foregoing or any information so made public shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading. The Company agrees to indemnify and hold harmless (or to the extent the same is not enforceable, make contribution to) the seller of Registrable Securities, its partners, members, managers, officers, directors, employees and agents, each broker, dealer or underwriter (within the meaning of the Securities Act) acting for any such seller in connection with any offering or sale by such seller of Registrable Securities or any Person controlling (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) such seller and any such broker, dealer or underwriter from and against any and all losses, claims, damages, liabilities or expenses (or actions in respect thereof) arising out of or resulting from any breach of the foregoing representation or warranty, all on terms and conditions comparable to those set forth in Section 6.8 of this Agreement.

      Section 6.10 Registration Rights of Others.

      The Company represents and warrants that it has not granted to any Person the right to request or require the Company to register any securities issued by the Company. The Company covenants and agrees that, so long as any Person holds any Registrable Securities in respect of which any registration rights provided for in Section 6.3 of this Agreement remain in effect, the Company will not, directly or indirectly, grant to any Person or agree to or otherwise become obligated with respect to rights of registration that are any more favorable than such rights set forth in Sections 6.3 and 6.4 of this Agreement.

      Section 6.11 Miscellaneous.

      A. Recapitalizations, Exchanges, Etc. The provisions of this Article VI shall apply, to the full extent set forth herein with respect to the Company Shares, to any and all shares of Equitable Securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Company Shares and shall be appropriately adjusted for any dividends, splits, reverse splits, combinations of stock or other Equity Securities, recapitalizations and the like occurring after the date hereof.

      B. No Inconsistent Agreements. The Company shall not enter into any agreement with respect to its securities that is incon-sistent with the rights granted to the designated holders of the Registrable Securities in this Article VI.

      C. Remedies. The holders of the Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this
Article VI. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Article VI and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

      D. Amendments and Waivers. The provisions of this Article VI may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the prior written consent of each holder of the Registrable Securities.

      E. Successors and Assigns. The provisions of this Article VI shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and the registration rights and the other obligations of the Company contained in this Article VI shall with respect to any Registrable Security be automatically transferred to any subsequent holder of Registrable Securities (excluding any Person who acquires such securities in a transaction with respect to which a registration statement under the Securities Act is effective at the time or pursuant to a sale complying with Rule 144 under the Securities Act). Notwithstanding any transfer of such rights, all of the obligations of the Company hereunder shall survive any such transfer and shall continue to inure to the benefit of all transferees.


                                  ARTICLE VII
                   Transferability of Partnership Interests

      Section 7.1 Limitations and Restrictions.

      A. Except as otherwise specifically permitted in this Article VII and
Article XI, no Limited Partner shall have the right to Transfer all or any portion of his Partnership Interest.

      B. No Transfer of all or any part of a Partner's Interest may be made except in compliance with Section 12.1.

      C. Except as otherwise required by Section 7.2, and except for Transfers to the Partnership required by the General Partner on behalf of the Partnership pursuant to the Plan or Article XI, a Partner (the "Transferor") may Transfer part or all of its Partnership Interest only with both (i) the prior written consent of the General Partner and (ii) the consent of the Limited Partners owning more than fifty percent (50%) of the Units, including, for purposes of this Section 7.1.C, Units issued pursuant to the Plan and Units held by IronBrand, but excluding, for purposes of this Section 7.1.C, Units held by the Transferor. Notwithstanding the foregoing, and in addition thereto, The S Associates Limited Partnership may not transfer part or all of its Interest except with the consent of The O Associates Limited Partnership, and The O Associates Limited Partnership may not transfer part or all of its Interest except with the consent of The S Associates Limited Partnership. Any consent required under this Section 7.1.C shall be in the sole discretion of the consenting party.

      D. As a condition of any Transfer of a Partnership Interest, the Transferor thereof must (i) pay or agree to pay all reasonable costs incurred by the Partnership or the General Partner in connection with such Transfer; (ii) if requested by the General Partner, furnish the Partnership with a legal opinion satisfactory to it that, in the opinion of counsel, such Transfer would not jeopardize the status of the Partnership as a partnership for federal income tax purposes (or cause it to be taxed as a publicly traded partnership within the meaning of section 7704 of the Code) or otherwise result in adverse tax consequences to the Partnership or any other Partner, or cause a termination of the Partnership for purposes of the Code, or violate, or cause the Partnership to violate, any applicable law or governmental rule or regulation, including any applicable federal or state securities law (provided, however, the General Partner shall request such an opinion(s) only if an adverse application of such laws is either reasonably possible or is reasonably uncertain); (iii) in conjunction with the transferee (the "Transferee") of such Interest, timely supply the General Partner with the information necessary to enable the General Partner to file Internal Revenue Form 8308, as required by section 6050K of the Code and the Treasury Regulations promulgated thereunder; (iv) timely deliver to the General Partner an attestation of the Transferee regarding the Assignee's status as either an exempt organization within the meaning of subchapter F of chapter 1 or subtitle A of the Code or a "United States person" with the meaning of section 7701(a)(30) of the Code; and (v) timely deliver to the General Partner such other agreements and instruments as the General Partner may deem necessary or advisable to effect such Transfer, in form and substance reasonably satisfactory to the General Partner, including the written agreement by the Transferee to be bound by this Agreement and the representations and warranties of the Limited Partners set forth in this Agreement.

      E. Any Transfer made in violation of this Article VII or Section 12.1 shall be void and of no force or effect.

      F. Notwithstanding anything herein to the contrary, IronBrand may freely Transfer, with full rights of substitution, all or part of its Partnership Interest to one or more of its Affiliates, without having to otherwise comply with the provisions of this Agreement, upon giving written notice of such Transfer to the General Partner.

      Section 7.2 Involuntary Assignment of Partnership Interests.

      In the event of an Involuntary Assignment by any Partner of any Partnership Interest, except in the case of a Transfer to the Partnership, the following procedures shall apply:

      A. The Partner deprived or divested of any Partnership Interest by the Involuntary Assignment (the "Assignor") promptly shall give written notice of such Involuntary Assignment in reasonable detail to the General Partner, and the Person or Persons who take or propose to take any interest in such Partnership Interest (for purposes of this Section 7.2, such Person(s) referred to hereinafter as the "Assignee(s)" and such Partnership Interest referred to hereinafter as the "Subject Interest") as a result of such Involuntary Assignment shall hold such Interest subject to the rights of the Partnership as set forth below.

      B. Upon receipt of the notice referred to above or upon discovery by the General Partner or the Partnership of such Involuntary Assignment, the Partnership shall have the irrevocable option, exercisable at the sole discretion of the General Partner, but not the obligation, for a period of sixty

(60) days following receipt of such notice or such discovery, to purchase all or any part of the Subject Interest, subject to the terms set forth herein. Any exercise of such option shall be in writing to the Assignor and Assignee, shall specify the portion of the Subject Interest to be purchased and shall be effective upon receipt thereof by the Assignor and Assignee.

      C. The closing of any such sale of any Subject Interest to the Partnership shall be held at the offices of the Partnership (or such other place that the parties to such sale may mutually agree) not later than forty-five (45) days after the receipt by the Assignor and Assignee of the notice exercising the option to purchase such Subject Interest. The purchase price of the Subject Interest purchased pursuant to this Section 7.2 shall be the fair market value of the Subject Interest, as determined in good faith by the General Partner, taking into account all discounts for lack of control, lack of marketability and other relevant valuation factors that would be applicable to a sale of the Subject Interest to a party unrelated to and unaffiliated with any existing Partner.

      D. The purchase price for any such sale of a Subject Interest (other than Interests in Units granted under the Plan) shall be paid by the Partnership by making and delivering to the seller a two-year nonrecourse promissory note, bearing interest at a fixed rate equal to the Base Rate fixed as of the date of such sale, with equal installments of principal and interest payable each quarter, and secured by a pledge of the Subject Interest accompanied by the execution and delivery of a security agreement reflecting such pledge. The purchase price for any such sale of a Subject Interest granted under the Plan shall be as specified in the Plan.

      E. In the event that the Partnership does not purchase all of the Subject Interest involved in an Involuntary Assignment pursuant to this Section 7.2, the Assignee of the Subject Interest not so purchased by the Partnership shall not become a Substitute Limited Partner of the Partnership unless the Assignor obtains the consent provided for in Section 7.1.C.

      Section 7.3 Recordation of Transfers and Involuntary
                  Assignments of Partnership Interests.

      A. A Transfer or Involuntary Assignment of Partnership Interests permitted under this Article VII shall require the delivery to the Partnership of an instruction to register the Transfer or Involuntary Assignment, and such other documentation as shall be necessary to enable the Transferee or Assignee, as the case may be, to cause the registration of the conveyance upon the books and records of the Partnership. Upon delivery to the Partnership of such other documentation, together with instructions from the Transferror/Assignor or Transferee/Assignee, as the case may be, as to the registration of such Transfer or Involuntary Assignment, the General Partner shall examine the same and shall examine the books and records of the Partnership. If satisfied as to its duty to register the purported Transfer or Involuntary Assignment, the General Partner shall cause the Transfer or Involuntary Assignment to be registered in the register maintained by the Partnership. Upon the registration of such Transfer or Involuntary Assignment, (i) the Transferee (in the case of a Transfer) of such Partnership Interests shall be admitted to the Partnership as a Substitute Limited Partner, and shall have all rights, privileges and obligations associated with such Transferred Partnership Interests, and (ii) the Assignee (in the case of an Involuntary Assignment) shall not be admitted to the Partnership as a Substitute Limited Partner unless the Assignor obtains the consent provided for in Section 7.1.C.

      B. Each purported Transferee or Assignee of Partnership Interests, by his submission to the Partnership of the instructions and other documents and instruments as described in Section 7.3.A, shall be deemed to have agreed to all of the terms and conditions of this Agreement, shall (with the exception of Transfers made in accordance with Section 7.1.F) be deemed to have appointed the Partnership and the General Partner as his agent and attorney-in-fact for all purposes described in this Agreement, and shall be deemed to have authorized and directed the General Partner, on behalf of such purported Transferee or Assignee, to execute and deliver a counterpart of this Agreement.

      C. A Substitute Limited Partner shall have all the rights and powers, and shall be subject to all of the restrictions and liabilities, of the Limited Partner from whom the Transferred Partnership Interest was acquired relative to such Transferred Partnership Interest. The admission of a Substitute Limited Partner, without more, shall not release the Transferor Limited Partner from any liability with respect to the Transferred Partnership Interest (or otherwise) that may have existed prior to, and at the time of, the substitution of membership.

      Section 7.4 Distributions and Applications with Respect to
                  Transferred and Involuntarily Assigned Partnership Interests.

      If all or part of any Limited Partner's Partnership Interest is Transferred or Involuntarily Assigned during any fiscal year in compliance with the provisions of this Article VII, Net Income, Net Loss, each item of income, gain, loss, and deduction specially allocated hereunder, and all other items attributable to the Transferred or Involuntarily Assigned Partnership Interest for such fiscal year shall be divided and allocated between the Transferor/Assignor and the Transferee/Assignee, as the case may be, by taking into account their varying Interests during such Fiscal Year in accordance with any reasonable manner selected by the General Partner that complies with Code section 706(d) as provided herein. All Distributions on or before the effective date of such Transfer or Involuntary Assignment shall be made to the Transferor/Assignor, and all Distributions thereafter shall be made to the Transferee/Assignee. Solely for purposes of making such allocations and Distributions, the Partnership shall recognize such Transfer or Involuntary Assignment not later than as of the date the General Partner authorizes such Transfer or records such Involuntary Assignment; provided, however, that, if the General Partner authorizes a Transfer prior to the Transfer, the Partnership shall recognize such Transfer as of the date of such Transfer. The General Partner generally shall authorize any such Transfer only on the last day of the month of the Fiscal Year in which the final condition precedent to such Transfer has been fulfilled.


                                 ARTICLE VIII
                                     Loans

      Section 8.1 General.

      The Partnership may borrow from any source, including Partners, with the written consent of the General Partner. If any Partner lends money to the Partnership, the amount of any such loan shall not increase such Partner's Capital Account balance or, except as contemplated by applicable Treasury Regulations, affect in any way his share of the profits, losses or distributions of the Partnership. Loans made by a Partner or an Affiliate, other than

IronBrand or any Affiliate of IronBrand, shall be subject to the same Transfer restrictions as apply to Partnership Interests and Units under Article VII.

      Section 8.2 Restrictions on Rate of Interest.

      Loans made by a Partner or an Affiliate of a Partner, other than FUNB to the Partnership shall be evidenced by promissory notes which shall bear interest at a commercially reasonable rate not in excess of the lesser of (i) the maximum rate permitted by law or (ii) the Base Rate, said Base Rate being computed at the end of each calendar month (based upon the Base Rate on the last day of each such month) following the making of said loan.


                                  ARTICLE IX
                       Profits and Losses; Distributions

      Section 9.1  Profits and Losses.

      A. Allocations.

      1. Net Income. Subject to the application of Section 9.15 and Section 9.1.A(3), and except as otherwise provided in this Article IX, Net Income for each fiscal year of the Partnership or part thereof shall be allocated in the following order and priority:

             (i) Restoration of Each General Partner's Capital Account Balance. First, to each General Partner who was previously allocated amounts of Net Loss under Section 9.1.A(2)(iv), if any, an amount equal to, and proportionate thereto among such General Partners, the excess of all such previous allocations of Net Loss to such General Partner under Section 9.1.A(2)(iv) over all previous allocations of Net Income to such Partner under this Section 9.1.A(1)(i);

            (ii) Restoration of Preferred Equity. Second, to each Partner who was previously allocated amounts of Net Loss under Section 9.1.A(2)(iii), if any, an amount equal to, and proportionate thereto among such Partners, the excess of all such previous allocations of Net Loss to such Partner under Section 9.1.A(2)(iii) over all previous allocations of Net Income to such Partner under this Section 9.1.A(1)(ii);

            (iii) Restoration of Common Equity. Third, to each Partner who was previously allocated amounts of Net Loss under Section 9.1.A(2)(ii), if any, an amount equal to, and proportionate thereto among such Partners, the excess of all such previous allocations of Net Loss to such

      Partner under Section 9.1.A(2)(ii) over all previous allocations of Net Income to such Partner under this Section 9.1.A(1)(iii);

            (iv) Preferred Return. Fourth, to Partners owning Preferred Equity, an amount sufficient to give such Partners a cumulative annual return of seven percent (7%), compounded semiannually, on their "Undistributed Preferred Equity." For purposes hereof, "Undistributed Preferred Equity" means the amount of a Partner's Capital Contributions for Preferred Equity as set forth on Schedule A, reduced, as of the time the applicable allocations are to be made under this Section 9.1.A(1)(iv), by the amount of any Distributions applied under Section 9.2.A(2) as a return of Preferred Equity;

            (v) Next Forty-Four Million Dollars ($44,000,000) of Net Income.

                   (I)  Fifth,

                        (A) Ninety percent (90%) to IronBrand and ten percent
                  (10%) to the other Partners (to be allocated among such other Partners in proportion to the ratios that their Initial Percentage Interests bear to one another) until a total of three million dollars ($3,000,000) of Net Income has been allocated under this Section 9.1.A(iv)(I)(A); and

                        (B) To the Partners, in such proportions that will
                  result in IronBrand having been allocated 10.203% of the total allocations under this Section 9.1.A(iv)(I) and the other Partners having been allocated the balance of such allocations (in proportion to the ratios that their Initial Percentage Interests bear to one another) as of such time that a total of thirty million dollars ($30,000,000) of Net Income has been allocated under this Section 9.1.A(1)(vi)(I);

                  (II) Sixth, ninety percent (90%) to IronBrand and ten percent
            (10%) to the other Partners (to be allocated among such other Partners in proportion to the ratios that their respective 1995 Percentage Interests bear to one another) until a sufficient amount of such Net Income has been allocated to



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

            IronBrand to increase its positive Adjusted Common Capital Account Balance to equal 15.3046% of the aggregate positive Adjusted Common Capital Account Balances of all Partners (subject to dilution by the issuance of additional Units pursuant to Section 3.3.F or as provided by Section 9.12.C);

                  (III) Seventh, to the Partners, in proportion to each
            Partner's 1995 Percentage Interest, until a total of fourteen million dollars ($14,000,000) of Net Income has been allocated under Sections 9.1.A(1)(v)(II) and
            9.1.A(1)(v)(III);

            (vi) Initial Target. Eighth, until such date as of which the Percentage Interests of the Partners change pursuant to Section 9.7 or
      Section 9.12.A(3), ninety percent (90%) to IronBrand and ten percent 10% to the other Partners (to be allocated among such other Partners in proportion to the ratios that their respective Percentage Interests bear to one another) until IronBrand's positive Adjusted Common Capital Account Balance equals 35.7106% of the aggregate positive Adjusted Common Capital Account Balances of all Partners (subject to dilution by the issuance of additional Units pursuant to Section 3.3.F or as provided by Section 9.12.C);

            (vii) Adjustments to Target.

                   (I) Ninth, as of the date on which IronBrand's Percentage
            Interest increases pursuant to Section 9.7 or Section 9.12.A(3), one hundred percent (100%) to IronBrand until IronBrand's positive Adjusted Common Capital Account Balance equals the product of the Income Alignment Fraction multiplied by the combined positive Adjusted Common Capital Account Balances of all Partners other than IronBrand;

                  (II) Tenth, as of the date on which IronBrand's Percentage
            Interest decreases pursuant to Section 9.7 or Section 9.12.A(3), one hundred percent (100%) to all Partners other than IronBrand (in proportion to the ratios that such Partners' respective Percentage Interests bear to one another) until the aggregate positive Adjusted Common Capital Account Balances of such Partners equal the product of the Loss Alignment Fraction multi-plied by the positive Adjusted Common Capital Account Balance of IronBrand; and

            (viii) Remaining Profits. The balance, to the Partners in proportion to the Partners' respective Percentage Interests.


      2. Net Loss. Subject to the application of Section 9.15 and Section 9.1.A(3), and except as otherwise provided in this Article IX, Net Loss for each fiscal year or part thereof shall be allocated in the following order and priority:

            (i) Adjustments to Target.

                  (I) First, as of the date on which IronBrand's Percentage
            Interest increases pursuant to Section 9.7 or Section 9.12.A(3), one hundred percent (100%) to all Partners other than IronBrand (to be allocated among such other Partners in proportion to the ratios that their respective Percentage Interests bear to one another) until the aggregate positive Adjusted Common Capital Account Balances of all Partners other than IronBrand have been reduced to equal the product of the Loss Alignment Fraction multiplied by IronBrand's positive Adjusted Common Capital Account Balance;

                  (II) Second, as of the date on which IronBrand's Percentage
            Interest decreases pursuant to Section 9.7 or Section 9.12.A(3), one hundred percent (100%) to IronBrand until IronBrand's positive Adjusted Common Capital Account Balance has been reduced in the aggregate to equal the product of the Income Alignment Fraction multiplied by the aggregate positive Adjusted Common Capital Account Balances of all Partners other than IronBrand;

            (ii) Reduction of Common Equity. Third, to all Partners, in proportion to their respective positive Common Capital Account balances until all such Common Capital Account balances have been reduced to zero;

            (iii) Reduction of Preferred Equity. Fourth, to Partners with Undistributed Preferred Equity, as defined in Section 9.1.A(1)(iv), in proportion to their respective Undistributed Preferred Equity until such Undistributed Preferred Equity, reduced by all previous allocations of Net Loss under this Section 9.1.A(2)(iii) and increased by all previous allocations of Net Income under

      Sections 9.1.A(1)(ii) and 9.1.A(1)(iv), is reduced to zero; and

            (iv) Remaining Losses. The balance, one hundred percent (100%) to the General Partner.

      3. 1995 Valuations and Limitations. The Partners acknowledge, and hereby agree, that the Full Enterprise Value of the Partnership was thirty million dollars ($30,000,000) on August 31, 1995 and forty-four million dollars ($44,000,000) on December 31, 1995. Accordingly, notwithstanding anything to the contrary in this Article IX, allocations pursuant to Sections 9.1.A(1)(v)(II) and 9.1.A(1)(v)(III) shall not exceed Economic Income for the period commencing on September 1, 1995, determined as if the Property was revalued at thirty million dollars ($30,000,000) as of such date, allocations pursuant to Section

9.1.A(1)(vi) shall not exceed Economic Income for the period commencing on January 1, 1996, determined as if the Property was revalued at forty-four million dollars ($44,000,000) as of such date, and allocations pursuant to Sections 9.1.A(1)(vii) shall not exceed Economic Income for the period commencing on the date on which Percentage Interests change pursuant to Section
9.7 or 9.12.A(3), determined as if the Property was revalued as of such date in accordance with the principles of Section 11.3; provided, that allocations pursuant to, or in accordance with, this Section 9.1 to IronBrand shall be made in respect of Net Income to the greatest extent possible in accordance with the regime set forth in Sections 9.1.A(1) and 9.1.A(2). Moreover, notwithstanding anything in Section 9.1.A(1)(v) to the contrary or as otherwise provided herein (except Section 9.12), the Partners acknowledge, and hereby further agree, that allocations of Net Income to IronBrand pursuant to, or in accordance with,
Section 9.1.A(1)(v) shall be no less than such amount as necessary to cause IronBrand's positive Adjusted Common Capital Account Balance to equal 15.3046% of the combined positive Adjusted Common Capital Account Balances of all Partners (including IronBrand) (subject to dilution by the issuance of Additional Units pursuant to Section 3.3.F or as provided by Section 9.12.C).]

      B. Other Allocation and Related Rules.

      1. Except as otherwise required by law, no Partner shall be obligated to contribute additional capital to the Partnership in order to restore a deficit balance in his Capital Account.

      2. Notwithstanding any other provision hereof (other than Sections 9.1.B(3) and (4)), if at any time the allocation provisions of Section 9.1 do not result in the allocation to the General Partner of an aggregate of at least one percent (1%) of each item of Net Income and Net Loss, the General Partner shall be allocated one percent (1%) of each such item. This Section 9.1.B(2) is intended to comply with section 4.01 of the Revenue Procedure 89-12, 1989-1 C.B. 798, 800 and Section 4.01(1) of Revenue

Procedure 92-88, 1992-2 C.B. 496, 497 (second paragraph) and shall be interpreted consistently with such intent. The General Partner, notwithstanding anything in this Agreement to the contrary, shall have the authority to amend this Section 9.1.B(2) to the extent necessary to satisfy the minimum allocation requirements with respect to general partners of a limited partnership that are required to be included in the agreement of limited partnership before the Internal Revenue Service will consider ruling that such limited partnership will be treated as a partnership for federal income tax purposes, including as may be appropriate to conform this Section 9.1.B(2) to any change in the Code, the Regulations or the official interpretation or ruling position of the Internal Revenue Service as set forth in its Revenue Rulings and Revenue Procedures with respect to such minimum allocation requirements, which may include the deletion, or suspension of the effect, of this Section 9.1.B(2) to the extent such provisions, under Regulations that are currently being considered by the Internal Revenue Service to which reference is made in Notice 95-14, 1995-1 C.B. 297, no longer need be included in an agreement of limited partnership in order for the Internal Revenue Service to issue a ruling that the limited partnership, to which such partnership agreement relates, is to be taxed as a partnership for federal income tax purposes.

      3. Notwithstanding the provisions of Section 9.1.A, in accordance with section 704(c) of the Code, gain, loss, and deduction (including depreciation) with respect to any Property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such Property to the Partnership for federal income tax purposes and its fair market value on the date of contribution. Furthermore, in the event the value at which Partnership assets are carried on its balance sheet maintained under the terms of this Agreement are adjusted pursuant to section 1.704-1(b)(2)(iv)(f) of the Treasury Regulations, subsequent allocations of income, gain, loss and deduction with respect to such assets shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and the value carried on such balance sheet in the same manner as under section 704(c) of the Code. Any elections or other decisions relating to such allocations shall be made by the General Partner in a fair and reasonable manner. Allocations pursuant to this
Section 9.1.B(3) are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Partner's Capital Account or share of profits and losses allocated pursuant to
Section 9.1, or Distributions pursuant to any provision of this Agreement.

      4. Notwithstanding any other provision of this Agreement, Nonrecourse Deductions (as defined in section 1.704-2(c) of the Treasury Regulations) shall be allocated to the Partners in proportion to their Percentage Interests, and Partner Nonrecourse

Deductions (as defined in section 1.704-2(i) of the Treasury Regulations) shall be allocated to the Partner who bears the corresponding risk of loss. Notwithstanding any other provision of this Agreement, upon any decrease in Partnership Minimum Gain or Partner Nonrecourse Debt Minimum Gain (as defined in section 1.704-2(f) and (i) of the Treasury Regulations), Net Income shall be allocated to the Partners in accordance with the Minimum Gain Chargeback and Partner Nonrecourse Debt Minimum Gain Chargeback provisions of the Treasury Regulations. Furthermore, notwithstanding any other provision of the Agreement, Net Income (or, if necessary, items of gross income) shall be allocated to any Partner whose Capital Account falls into deficit, in accordance with the alternate test for economic effect of section 1.704-1(b)(2)(ii)(d), to the extent and in the manner required by such Treasury Regulations, in order to eliminate such deficit. The foregoing allocations of this Section 9.1.B(4) are intended to comply with the indicated requirements and provisions of the cited Treasury Regulations (including the requirement of a qualified income offset under section 1.704-1(b)(2)(ii)(d)(3)) and shall be interpreted accordingly.

      5. Gain or loss realized on the sale or Distribution of Company Shares under Section 9.2.B that otherwise would be allocated pursuant to or in accordance with Section 9.1.A(1) or Section 9.1.A(2) shall be specially allocated entirely to the Partner to whom such Company Shares are Distributed or for whom such Company Shares are sold, unless, as provided by Section 9.10.A, and to the extent, the General Partner determines, on the advice of the Accountants, that such an allocation would not be sustained.

      C. Order of Priority. The allocations set forth in Section 9.1.A shall be made after giving effect to the special allocations set forth in Sections 9.1.B and 9.10.

      Section 9.2 Distributions Prior to Dissolution.

      A. Available Cash. Available Cash shall be Distributed in the following order of priority:

      1. First, not later than the 15th day prior to each date upon which quarterly estimated federal income tax payments are required to be made by individuals, the General Partner shall make Distributions of Available Cash to each Partner in an amount equal to the excess, if any, of (I) the product of (a) the estimated Net Taxable Profits allocable to such Partner as of the end of the immediately preceding fiscal quarter (other than any allocation of taxable income to a Partner attributable to the recognition of gain by the Partnership upon the sale or exchange of Company Shares pursuant to Section 9.2.B(1) and is Distributable as provided therein) multiplied by (b) forty percent (40%) over
(II) any previous Distributions of Available Cash made at any previous time to such Partner attributable to such fiscal year (a "Tax Distribution Amount"). Each Partner shall inherit the allocation and Distribution history of any Person or Persons who previously owned such Partner's Interest, to the extent of such Interest or applicable portion thereof.

      2. Next, the General Partner may at the end of each fiscal year Distribute Available Cash to Partners owning Preferred Equity, in proportion to their Undistributed Preferred Equity, as defined in Section 9.1.A(1)(iv), until such Undistributed Preferred Equity plus a cumulative annual return thereon of seven percent (7%), compounded semiannually, has been fully Distributed, with any Distributions made under this Section 9.2.A(2) being applied first towards any such accrued cumulative annual return for which a Distribution under this
Section 9.2.A(2) had not previously been made before being applied to reduce the Partners' Undistributed Preferred Equity.

      3. Thereafter, the General Partner may Distribute, in its discretion, in proportion to each Partner's Percentage Interest, subject to the application of
Section 9.15, the Available Cash of the Partnership that shall remain following the Distributions provided for in Sections 9.2.A(1) and 9.2.A(2) above.

      B. Partial Liquidation of Company Shares. Unless prohibited by law or the Company's contract with the underwriter of the Initial Public Offering (provided, that the limitations on transfer of Company Shares included in such contract generally conform with customary underwriting practice), upon and after the consummation of an Initial Public Offering, any Partner, subject to any approval that may be required of the other Partners under Section 5.5.B(v), may direct the General Partner to either Distribute all or part of such Partner's distributive share of the Partnership's Property (including Company Shares) or sell all or part of such Property and Distribute the proceeds from such sale to such Partner (unless such action is precluded by applicable law or contract), in which event, unless the General Partner determines, on the advice of the Accountants and consistent with Section 9.10.A, that such an allocation would not be sustained, the entire gain or loss from such sale that otherwise would be allocated pursuant to or in accordance with Section 9.1.A(1) or Section 9.1.A(2) shall be specially allocated entirely to such Partner and debited or credited, as the case may be, to his Capital Account, and no Distribution with respect to any such gain or loss shall be made to such Partner under Section 9.2.A(1) or
Section 9.2.A(2), as the case may be). A Partner's distributive share of the Partnership's Property shall equal that number of the Company Shares (including any fraction of a share) plus that portion of the Partnership's other Property, if any, that, when aggregated with the Reconstituted Value of all prior Distributions of, or with respect to, Partnership Property made to such Partner pursuant to this Section 9.2.B, have a combined Reconstituted Value equal to the product of such Partner's Reconstituted Percentage Interest multiplied by the Reconstituted Value of the Partnership. Any Distribution made under this Section 9.2.B shall be in full or partial liquidation, as the case may be, of such Partner's Partnership Interest, and the Partnership shall cancel that number of such Partner's Units (including fractions of Units) as necessary to cause such Partner to have a Percentage Interest that corresponds with the percentage of such Partner's distributive share of the Partnership's net assets remaining after the Distribution, which shall equal the quotient of (x) (I) such Partner's Percentage Interest immediately prior to the Distribution multiplied by the "Common Net Worth of the Partnership" at such time (which shall equal the amount that would be Distributed to the Partners pursuant to Section 9.3(iv) if the Partnership were liquidated at such time) minus (II) the net fair market value of the Distribution, divided by (y) (1) the Common Net Worth of the Partnership immediately prior to the Distribution (determined in the manner provided in clause (x) (I) of this Section 9.2.B) minus (2) the sum of the net fair market value of the Distribution plus any other Distributions made simultaneously therewith. All Liquidated Units shall be cancelled upon receipt by the Partnership.

      Section 9.3 Distributions On Dissolution.

      Except as otherwise expressly provided herein for the continuation of the business of the Partnership, upon the dissolution of the Partnership, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets and satisfying the claims of its creditors and the Partners; and the Partners, including the General Partner, shall not take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. To the extent not inconsistent with the foregoing, all covenants and obligations in this Agreement shall continue in full force and effect until such time as all Property has been distributed pursuant to this Section 9.3 and the Partnership is terminated in accordance with the Uniform Act. The General Partner (or liquidating agent or trustee, as the case may be) shall be responsible for overseeing the winding up and dissolution of the Partnership, shall take full account of the Partnership's liabilities and Property, shall cause the Property to be liquidated as promptly as is consistent with obtaining the fair market value thereof, and shall cause the proceeds therefrom, to the extent sufficient therefor, to be applied and Distributed in the following order and priority:

            (i) First, to creditors of the Partnership in satisfaction of liabilities of the Partnership (whether by payment or the making of reasonable provision for payment thereof), which may include the setting up of such reserves as the General Partner (or liquidating agent or trustee, as the case may be), reasonably may deem necessary for any obligations or contingent liabilities of the Partnership; provided that (a) any such reserves shall be held by the General Partner (liquidating agent or trustee, as the case may be), for such period as the General Partner (liquidating agent or trustee, as the case may be), shall deem advisable for the purpose of applying such reserves to the payment of such liabilities or obligations as they become due and (b) at the expiration of such period, the balance of such reserves, if any, shall be distributed as hereinafter provided in this
      Section 9.3;

          (ii) Next, to all Partners who made loans, if any, to the Partnership or who are otherwise creditors of the Partnership (including any liability that the Partnership may have to a Partner under Section 11.4), in payment of the unpaid principal of and then accrued interest on such loans, in proportion to the total amount of principal and interest payable on such loans, such distributions being treated first as in payment of accrued interest on such loans and next as in payment of principal on such loans;

         (iii) Next, to Partners owning Preferred Equity, in proportion to their Undistributed Preferred Equity, as defined in Section 9.1.A(1)(iv), until such Undistributed Preferred Equity plus a cumulative annual return thereon of seven percent (7%), compounded semiannually, has been fully Distributed; and

          (iv) Thereafter, to the Partners in proportion to their respective positive Capital Account balances, after giving effect to all Capital Contributions, Distributions and allocations for all periods (including the period or periods during which the dissolution and winding up occurs).

      Section 9.4 Distributions of Certain In-Kind Property.

      A. General. Except as otherwise provided in Section 9.2.B, if any Property (other than cash) shall be Distributed in-kind, such Property shall be Distributed to the Partners in the same proportions as they would have been entitled to cash Distributions if (i) such Property had been sold for cash by the Partnership at its fair market value on the date of Distribution; (ii) any gain or loss that would have been realized by the Partnership from such sale were allocated to the Partners in accordance with Article IX hereof, as applicable; and (iii) the cash proceeds were Distributed to the Partners in accordance with Section 9.3 hereof as applicable.

      B. Regulatory Restrictions. Notwithstanding anything to the contrary contained elsewhere in this Agreement, the General Partner shall not Distribute Property to any Limited Partner if the Distribution would cause such Limited Partner or the Partnership to be in violation of any law, ruling or regulation applicable to such Limited Partner or the Partnership. In the event a Limited Partner shall, in the opinion of counsel reasonably acceptable to the General Partner (which may be a qualified internal counsel), determine that any Distribution would more likely than not cause such Limited Partner or the Partnership to be in violation of any law, ruling or regulation, such Limited Partner shall deliver to the General Partner a notice to such effect within thirty (30) days from the date the Limited Partner learns of the proposed Distribution. In any such case, the General Partner shall use reasonable efforts to cause an allocable portion of such Property being Distributed (and only such allocable portion of such Property) to be sold to a third party, who may be another Partner, for the best consideration available under the circumstances and to Distribute the cash proceeds thereof to such affected Limited Partner. In the event such a sale cannot be achieved for the best consideration available under the circumstances and within a reasonable time period following the proposed Distribution, the obligation of the General Partner shall be extinguished by establishing an escrow account in the name and for the benefit of any affected Limited Partners into which shall be deposited such Property, which account shall be liquidated at such time as a sale can be accomplished. Property held in such escrow account shall continue to earn dividends, interest or other income, as the case may be, and to carry all rights attributable to such Property (which rights the General Partner may continue to exercise to the extent that the affected Limited Partners are prohibited from doing so), and shall be deemed for all purposes of this Agreement to have been Distributed to the Limited Partner or Limited Partners to whom, and at such time as, such Property would have been Distributed but for this Section 9.4.B.

      Section 9.5 Changes in Percentage Interest.

      If, as a result of the admission of additional Limited Partners or a transfer of Units by Partners, the Percentage Interests of the Partners change at any time other than on the last day of a Partnership taxable year, there shall be an interim closing of the books of the Partnership as of the last day of the calendar month preceding the calendar month in which the change occurs, and allocations to newly admitted Partners shall be made on a monthly basis, unless the Partnership is required by the Code and applicable Treasury Regulations to make allocations on some other basis. The Partners' respective shares of all items referred to in this Article IX for the taxable year of the change shall be determined as follows:

            (i) All items taken into account for the period of the taxable year prior to the interim closing of the books shall be allocated as provided by the terms of this

      Article IX, as applicable, using the Percentage Interests applicable prior to the change whenever an allocation in accordance with Percentage Interests is required; and

          (ii) All items taken into account for the period of the taxable year after the interim closing of the books shall be allocated as provided by the terms of this Article IX using the Percentage Interests reflected on the schedule listing the newly admitted additional Limited Partners applicable after the change, whenever an allocation in accordance with Percentage Interests is required.

      Section 9.6 Withheld Tax From Distributions Among Limited
                  Partners.

      A. Prior to making any Distribution, the General Partner may request from any Partner a certification, affidavit or other evidence that such Partner is not a foreign person for purposes of Code sections 1445 and 1446. In the event such Partner does not provide such certification, affidavit or other evidence in form and content satisfactory to the General Partner within 30 days after request by the General Partner, the General Partner may assume that such Partner is a foreign person.

      B. If the Partnership is required to withhold and remit any federal, state, foreign or local income taxes levied on all or part of a Partner's allocable share of net income and gains, such withholdings by the Partnership shall be treated as a Distribution to the Partner for whom such withholdings are made and shall proportionately reduce the amount of Distributions to be paid directly to such Partner. If the General Partner reasonably determines that the Partnership lacks the funds to make any such withholding, the Partner for whom such withholding is to be made shall make Capital Contributions of cash in the amount of such withholding liability within ten (10) days after being so notified by the Partnership. Should a Partner fail to timely make any such Capital Contributions, such Partner shall be in default and shall indemnify and hold the Partnership and the other Partners harmless for any costs, penalties, payments or damages incurred by the Partnership or the other Partners as a result of such failure, and such Partner shall pay the Partnership interest in respect of any disbursements by the Partnership as a result of such Partner failing to timely make the Capital Contributions required by this Section 9.6.B at the lower of eighteen percent (18%) per annum, compounded monthly, or the highest rate of interest allowed by applicable law, and any such interest payments shall not be deemed to be Capital Contributions for any purpose of this Agreement. The Partnership shall have the authority, and shall exercise such authority, to apply any Distributions to which such defaulting Partner would otherwise be entitled towards the satisfaction of the liabilities incurred by such Partner under this Section 9.6.B to the Partnership.

      Section 9.7 Adjustments to IronBrand's Forfeitable Percentage Interest.

      A. IronBrand shall forfeit portions of its Forfeitable Percentage Interest (less, in the event of the dilution of IronBrand's Percentage Interest pursuant to Section 3.3.F or Section 9.12.C, the amount such Percentage Interest would be reduced had such dilution occurred on the date hereof) and such Units (including fractional Units) representing such forfeited portions of its Forfeitable Percentage Interest according to this Section 9.7 depending upon the Pool Balance and the Class B Stated Amount attained in the applicable time frames provided in this Section 9.7. Unless modified pursuant to Section 9.7.B below, the determination under Section 9.7.C as to whether the various Pool Balance levels have been attained shall take place as of the end of the 48th month after the Closing Date.

      B. Forfeitures of portions of IronBrand's Forfeitable Percentage Interest attributable to the failure of FUNB to provide, or have provided, certain additional Class B Certificate financing shall be as follows:

            (i) (a) If, by the end of the 18th month after the Closing Date, FUNB has not agreed to increase the Class B Stated Amount to forty million dollars ($40,000,000), then IronBrand shall forfeit 53.3334% of its Forfeitable Percentage Interest (or, stated differently, a forfeited Initial Percentage Interest of 4.08122%, assuming no dilution of IronBrand's Percentage Interest pursuant to Section 3.3.F or Section 9.12.C).

            (b) If IronBrand is not required to forfeit a portion of its Forfeitable Percentage Interest pursuant to Section 9.7.B(i)(a) above, then the determinations under Section 9.7.C as to whether various Pool Balance levels have been attained shall take place at the end of the 60th month after the Closing Date.

          (ii) (a) If, by the end of the 30th month after the Closing Date, FUNB has not agreed to increase the Class B Stated Amount to fifty million dollars ($50,000,000) and IronBrand is not required to forfeit a portion of its Percentage Interest pursuant to Section 9.7.B(i)(a), then IronBrand shall forfeit 26.6667% of its Forfeitable Percentage Interest (or, stated differently, a forfeited Initial Percentage Interest of 2.0406%, assuming no dilution of IronBrand's Percentage Interest pursuant to Section 3.3.F or Section 9.12.C). It is the intent of this clause (ii)(a) and the following clause (ii)(b) that if FUNB fails to increase the Class B Stated Amount to forty million dollars ($40,000,000) by the end of the 18th month after the Closing Date, such clauses shall not cause a reversal of the forfeiture of that portion of IronBrand's Forfeitable Percentage Interest effected by

      Section 9.7.B(i)(a).

            (b) If IronBrand is not required to forfeit a portion of its Forfeitable Percentage Interest pursuant to Section 9.7.B(i)(a) or Section 9.7.B(ii)(a) above, then the determinations under Section 9.7.C as to whether various Pool Balance levels have been attained shall take place at the end of the 72nd month after the Closing Date.

         (iii) After 30 months following the Closing Date, the application of this Section 9.7.B will have caused IronBrand to have had an Initial Percentage Interest of either 10.203%, 8.1624% or 6.1218% (assuming no dilution of IronBrand's Percentage Interest pursuant to Section
      3.3.F or Section 9.12.C).

      C. Forfeitures of portions of IronBrand's Forfeitable Percentage Interest attributable to the failure of the Partnership or its Subsidiaries to attain certain Pool Balance levels shall be as follows:

             (i) If at no time within the applicable time frame provided in this
      Section 9.7 the Pool Balance equals or exceeds eighty-three million dollars ($83,000,000), then IronBrand shall forfeit one hundred percent (100%) of its Forfeitable Percentage Interest.

            (ii) If at no time within the applicable time frame provided in this
      Section 9.7 the Pool Balance equals or exceeds one hundred sixty-five million dollars ($165,000,000) and Section 9.7.C(i) does not apply, then IronBrand shall forfeit such portion of its Forfeitable Percentage Interest remaining after the adjustments pursuant to Section 9.7.B have been made to cause it to have a Forfeitable Percentage Interest equal to twenty percent (20%) of what it otherwise would be if not for the application of Section 9.7.B and, other than this Paragraph (ii), this
      Section 9.7.C (i.e., a 1.5305% Initial Percentage Interest, assuming no dilution of IronBrand's Percentage Interest pursuant to Section 3.3.F or
      Section 9.12.C).

            (iii) If (a) at no time within the applicable time frame provided in this Section 9.7 the Pool Balance equals or exceeds two hundred seventy-five million dollars ($275,000,000) and (b) none of the preceding


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

      subparagraphs of this Section 9.7.C apply, then IronBrand shall forfeit that portion, if any, of its remaining Forfeitable Percentage Interest to cause it to have a Forfeitable Percentage Interest equal to 46.6666% of what it otherwise would be if not for the application of Section 9.7.B and, other than this Paragraph (iii), this Section 9.7.C (i.e., a 3.5710% Initial Percentage Interest, assuming no dilution of IronBrand's Percentage Interest pursuant to Section 3.3.F or Section 9.12.C).

            (iv) If (a) at no time within the applicable time frame provided in this Section 9.7, the level of Pool Balance equals or exceeds three hundred ninety million dollars ($390,000,000) and (b) none of the preceding subparagraphs of this Section 9.7.C apply, then IronBrand shall forfeit that portion, if any, of its remaining Forfeitable Percentage Interest to cause it to have a Forfeitable Percentage Interest equal to 73.3333% of what it otherwise would be if not for the application of
      Section 9.7.B and, other than this Paragraph (iv), this Section 9.7.C (i.e., a 5.6116% Initial Percentage Interest, assuming no dilution of IronBrand's Percentage Interest pursuant to Section 3.3.F or Section 9.12.C).

      D. The Pool Balance level for purposes of Section 9.7.C above shall be deemed to be at least equal to the sum of (i) the aggregate commitments for financing offered to the Trust (as such term is defined in Appendix A) in the form of Class A Certificates (as such term is defined in Appendix A) and Class B Certificates on terms that are competitive with similar forms of financings in the market place, plus (ii) the Class C Certificates financing commitment (hereinafter referred to as the "Class C Stated Amount"). The Class C Stated Amount shall be at least equal to (a) five million dollars ($5,000,000) if the Class B Stated Amount is less than forty million dollars ($40,000,000); (b) six million six hundred eighty thousand dollars ($6,680,000) by the end of the 18th month after the Closing Date if the Class B Stated Amount is forty million dollars ($40,000,000) or more but less than fifty million dollars ($50,000,000) as of such time; (c) eight million three hundred forty thousand dollars ($8,340,000) by the end of the 30th month after the Closing Date if the Class B Stated Amount is equal to fifty million dollars ($50,000,000) or more but less than seventy-five million dollars ($75,000,000) as of such time; (d) twelve million five hundred ten thousand dollars ($12,510,000) if the Class B Stated Amount is equal to seventy-five million dollars ($75,000,000) or more but less than one hundred million dollars ($100,000,000); (e) sixteen million, six hundred eighty thousand dollars ($16,680,000) if the Class B Stated Amount is at least equal to one hundred million dollars ($100,000,000); and (f) with respect to any incremental increase of Class B Stated Amounts above fifty million dollars ($50,000,000), other than an


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

amount specified in this Section 9.7.D, 16.6667% of the Class B Stated Amount.

      E. Notwithstanding anything in this Agreement to the contrary, any forfeitures of IronBrand's Forfeitable Percentage Interest (and the adjustments to the allocations of income, gain, loss, deduction and credit otherwise prescribed by this Agreement relative to such forfeitures) shall not become effective until the day after the end of the Vesting Period or immediately prior to the consummation of a Sale Transaction; and any portion of IronBrand's Percentage Interest that would otherwise be forfeited hereunder shall be applied first towards the increase of IronBrand's Percentage Interest attributable to the vesting of Bonus Units pursuant to Section 9.12. Moreover, if the Partnership or its Subsidiaries fail either (i) to provide aggregate commitments for the level of Class C Certificate financing set forth in the last sentence of
Section 9.7.D or (ii) accept any offer by FUNB to provide additional Class B Certificate financing in accordance with the terms therefor set forth in Section 9.7.C and the Certificate Purchase Agreement, dated as of December 8, 1994, among NAFCO Funding Trust, the Partnership, as initial administrator, and FUNB, none of IronBrand's Forfeitable Percentage Interest shall be forfeitable hereunder.

      F. Upon either the closing of the redemption of IronBrand's Partnership Interest pursuant to Section 11.4 or the consummation of a Sale Transaction (as described in Section 11.6.A, irrespective of whether such Sale Transaction occurred in response to a Put Notice from IronBrand or otherwise), the continued application of the forfeiture provisions of Section 9.7.C shall lapse; and the forfeiture provisions of Section 9.7.B (except in the case of a Sale Transaction described in Section 11.6.A(i)) shall be effected as described below in this
Section 9.7.F.

             (i) In the case of a Sale Transaction, other than one described in
      Section 11.6.A(i), the General Partner shall provide IronBrand in writing at least sixty (60) days prior to the consummation of such Sale Transaction with the essential terms thereof, including copies of all drafts of documents associated with such Sale Transaction and, with respect to a Sale Transaction described in Section 11.6.A(ii) or (iii), IronBrand shall be granted the right and full opportunity as of such time to conduct whatever reasonable due diligence it determines to be necessary or appropriate with respect to the prospective purchaser. If, no later than thirty (30) days prior to the consummation of the redemption or Sale Transaction referenced above in this Section 9.7.F and prior to the applicable time frame provided in this Section 9.7, FUNB by written notice, (a) agrees, in its sole discretion, to increase the Class B Stated Amount and to extend the Scheduled Amortization Commencement Date (as defined in

      Appendix A) with respect to all Class B Certificates to a date no earlier than three (3) years from the effective date of such increase in the Class B Stated Amount, and (b) agrees to waive the application of the provisions of Section 7.2 of the Certificate Purchase Agreement (as defined in Appendix A), then IronBrand shall be vested with the portion of the Percentage Interest associated with the aggregate Class B Stated Amount (inclusive of the amount of increase contained in such offer), and the forfeiture provisions of Sections 9.7.C shall no longer apply with respect to the remaining nonforfeited, forfeitable Units of IronBrand. To illustrate the possible application of this Section 9.7.F(i), if a Sale Transaction occurs in the 14th month after the Closing Date and FUNB agrees to increase the Class B Stated Amount to forty million dollars ($40,000,000), IronBrand's vested Forfeitable Percentage Interest (assuming no dilution of IronBrand's Percentage Interest pursuant to Section 3.3.F or Section 9.12.C) would be 5.6116%, and if FUNB agrees to increase the Class B Stated Amount to fifty million dollars ($50,000,000), IronBrand's vested Forfeitable Percentage Interest would be 7.6522% (assuming no dilution of IronBrand's Percentage Interest pursuant to Section 3.3.F or Section 9.12.C); but if FUNB had not increased its Class B Stated Amount to forty million dollars ($40,000,000) by the end of the 18th month after the Closing Date, then IronBrand's vested Forfeitable Percentage Interest would be 3.5710% (assuming no dilution of IronBrand's

      Percentage Interest pursuant to Section 3.3.F or Section 9.12.C).

            (ii) If FUNB fails to increase the Class B Stated Amount within the time period and as otherwise provided in Section 9.7.F(i), then IronBrand shall forfeit that portion of its Forfeitable Percentage Interest associated with the levels of Class B Stated Amount which FUNB has failed or declined to commit. To illustrate the possible application of this
      Section 9.7.F(ii), if a Sale Transaction occurs in the 14th month after the Closing Date and FUNB fails to increase the Class B Stated Amount and otherwise comply with the conditions and requirements of Section 9.7.F(i), IronBrand would forfeit 53.3334% of its Forfeitable Percentage Interest, which, assuming no dilution pursuant to Section 3.3.F or Section 9.12.C, would cause it to have a Forfeitable Percentage Interest of 3.5710% (assuming no dilution of IronBrand's Percentage Interest pursuant to Section 3.3.F or Section 9.12.C).

      G. Exhibit B attached hereto illustrates the application of the forfeiture provisions set forth in this Section 9.7. In the event of any conflict between the provisions of this Section 9.7 and the illustration set forth in Exhibit B, the provisions of this Section 9.7 shall control.

      Section 9.8 Consequences of Forfeiture.

      A. If IronBrand's Percentage Interest is reduced as a result of a forfeiture pursuant to Section 9.7, within ninety (90) days of such reduction IronBrand shall contribute to the capital of the Partnership that portion of any prior Distributions attributable to the forfeited portion of its Forfeitable Percentage Interest (excluding Preferred Equity) and, unless the election and full payment described in the following sentence is made, the Partnership shall Distribute to IronBrand an amount equal to that portion of IronBrand's Capital Contribution attributable to such forfeited portion (or the portion thereof not timely paid pursuant to the alternative provided in the next sentence). In lieu of the payment by the Partnership to IronBrand described in the preceding sentence, the General Partner and certain Limited Partners designated by the General Partner may elect to purchase the forfeited portion of IronBrand's Forfeitable Percentage Interest for the same amount that the Partnership would have paid to IronBrand pursuant to the preceding sentence. If, however, the alternative provided in the preceding sentence is not undertaken or satisfied, then each Partner other than IronBrand shall contribute to the Partnership his pro rata share of the amount Distributed to IronBrand by the Partnership with respect to the forfeited portion of IronBrand's Forfeitable Percentage Interest pursuant to this 9.8.A, which shall be in proportion to the ratio that such Partner's Percentage Interest on the date of such Distribution bears to the total Percentage Interests of all Partners other than IronBrand on such date. In either case, the Units attendant to the forfeited portion of IronBrand's Percentage Interest shall be cancelled by the Partnership and an equal number of new Units shall be issued to the other Partners in the same proportions as the additional Percentage Interest each such Partner receives as a result of the forfeiture. The intent of Section 9.7 and this Section 9.8.A is to realign the Common Capital Account balances and Units of the Partners after the forfeiture of a portion of IronBrand's Percentage Interest pursuant to Section 9.7 to what the respective balances of such Common Capital Account balances and Units otherwise would be if such forfeited portion of IronBrand's Percentage Interest had been issued to the other Partners on the date of such Distribution instead of to IronBrand and shall be interpreted consistent with such intent.

      B. For purposes of Section 9.7 and this Section 9.8, any forfeiture and consequences thereof shall not relate to IronBrand's Preferred Equity.

      Section 9.9 Limitations on Distributions.

      Notwithstanding any provision to the contrary contained in this Agreement, the Partnership shall not make a Distribution to any Partner if such Distribution would violate section 17-607 of the Uniform Act.

      Section 9.10 General Partner's Discretionary Powers;
                   Allocation Savings Provisions.

      A. The allocation method set forth in Article IX of this Agreement is intended to allocate Net Income and Net Loss (and the items thereof) to the Partners in accordance with their economic interests in the Partnership while complying with the requirements of Subchapter K of Chapter 1 of Subtitle A of the Code (particularly section 704 thereof) and the Treasury Regulations promulgated thereunder. If the General Partner determines, upon the advice of the Accountants, that the allocation of Net Income or Net Loss (or items thereof specifically allocated pursuant to Section 9.1.B) is made in such manner as does not satisfy the requirements of Code section 704 or the Treasury Regulations thereunder or comply with any other provisions of the Code and Treasury Regulations, then, notwithstanding anything to the contrary contained in Article IX hereof, Net Income and Net Loss (or items thereof) shall be reallocated in such manner as the General Partner in its reasonable, good faith discretion determines to be required so as to reflect properly the foregoing premises of this Section 9.10.A, and this Agreement shall thereby be amended to reflect any such change in the method of allocating Net Income or Net Loss (or items thereof); provided, however, that any change in the method of allocating Net Income or Net Loss (or items thereof specifically allocated pursuant to Section 9.1.B) shall be made in good faith and shall not materially alter the economic arrangement of the Partners or unfairly discriminate against any Partner.

      B. In the event the General Partner exercises its authority under Section 9.10.A above, then Net Income and Net Loss (and items thereof) shall in the future be allocated in such manner as the General Partner in its reasonable, good faith discretion determines is needed to cause the Capital Account balances of the Partners to equal what they otherwise would have been had such authority not been exercised. Such method of allocation shall be executed in a fair and reasonable manner that does not unfairly discriminate against any Partner.


      C. In addition, the Partners hereby express their intent that the provisions of this Article IX are intended to deliver the economic results illustrated in Exhibit C, and that such provisions shall be interpreted consistently with such intent.

      D. If the allocations required by Sections 9.1.B(2) and 9.1.B(4) distort the intended economic arrangement of the Partners set forth in this Agreement, as fairly and reasonably interpreted by the General Partner in light of the other provisions of Article IX and taking into account future allocations to be made under Sections 9.1.B(2) and 9.1.B(4), then Net Income and Net Loss (and the items thereof) shall in the future be allocated in such manner as the General Partner in its good faith discretion determines shall fairly and reasonably eliminate such distortion.

      E. Whenever the General Partner exercises its authority pursuant to this
Section 9.10, the General Partner shall timely provide the Partners with written notice thereof, explaining the reason therefor and the effect thereof.

      Section 9.11 Additional Financing Terms.

      Exhibit D attached hereto sets forth certain additional terms and agreements in connection with commitments for additional Class B Certificate and Class C Certificate financing, which terms and agreements are incorporated herein by reference, as if fully set forth herein.

      Section 9.12 Issuance of Bonus Units.

      A. Bonus Units to be Issued to IronBrand During the Vesting Period.

      1. Effective as of September 1, 1995, the Partnership shall issue such number of Bonus Units (including fractional Units) to IronBrand as is necessary to increase IronBrand's Percentage Interest from 10.203% to 15.3046%.

      2. Effective as of January 1, 1996, the Partnership shall issue such number of Bonus Units (including fractional Units) to IronBrand as is necessary to increase IronBrand's Percentage Interest from 15.3046% to 35.7106%.

      3. From time to time during the Vesting Period, including the occurrence of a Sale Transaction as defined in Section 11.6.A, the General Partner (i) may issue such additional Bonus Units (including fractional Units) to IronBrand or cancel such Bonus Units (including fractional Units) previously issued to IronBrand as necessary to cause the number of outstanding Bonus Units issued to IronBrand to equal the General Partner's reasonable, good faith estimate of the number of Bonus Units to which IronBrand will be vested by the end of the Vesting Period as provided in Section 9.12.B hereof; (ii) may make such issuance or cancellation effective as of any time during the Partnership fiscal year that the General Partner takes such action or, if the General Partner takes such action on or before April 15 of any fiscal year (provided, that April 15 is the last day on which modifications to this Agreement may be made with respect to the Partnership's prior fiscal year as contemplated by the principles of Treasury Regula-tions section 1.761-1(c) (the "Section 1.761-1(c) Date"), otherwise such action shall be taken no later than such Section 1.761-1(c) Date), the General Partner may make such issuance or cancellation effective as of any time during the preceding Partnership fiscal year in accordance with section 1.761-1(c) of the Treasury Regulations. No adjustment, however, shall be made to the number of outstanding Bonus Units issued to IronBrand by the General Partner under this
Section 9.12.A(2) without the General Partner first (x) having consulted with IronBrand of its intention to make such an adjustment, (y) providing IronBrand with such information that IronBrand may request in support of the General Partner's proposed adjustment; and (iii) receiving IronBrand's written consent to such action.

      B. Vesting of Bonus Units. Under the circumstances described in this
Section 9.12.B, IronBrand shall be vested with, and the Partnership shall issue such additional Bonus Units (including fractional Units) to IronBrand as may be necessary for IronBrand to be vested with, the number of Bonus Units set forth below:

      1. As of September 1, 1995, IronBrand shall be vested with such number of Bonus Units (including fractional Units) issued to it pursuant to Section 9.12.A(1) that represent a Percentage Interest of 5.1015%.

      2. On the last day of the Vesting Period (the "Vesting Date"), IronBrand shall be vested with such number of Bonus Units (including fractional Units) that represent a Percentage Interest (determined without regard to that portion of IronBrand's Percentage Interest derived by means other than the application of this Section 9.12) equal to the MC/Referral Bonus Unit Percentage (as defined in Section 9.12.B(3)(i)).

      3. For purposes of this Section 9.12, the capitalized words and phrases not otherwise defined in Article I shall have the following meanings:

            (i) "MC/Referral Bonus Unit Percentage" means the product of (a) the applicable MC Bonus Unit Percentage multiplied by (b) a fraction, the numerator of which shall be the total Funded Referrals made through the Vesting Date up to a total of 36,000 (thereby, preventing such fraction from exceeding one) and the denominator shall be 36,000.

          (ii) "MC/Bonus Unit Percentage" means that percentage determined by applying the applicable formula under the column labeled "MC/Bonus Unit Percentage" on Schedule B hereto as of the Vesting Date.

      C. Dilution of IronBrand's Percentage Interest. Notwithstanding anything herein to the contrary, in the event additional Units are issued pursuant to
Section 3.3.F, IronBrand's Percentage Interest for all purposes under this Agreement (but without causing any double counting of such dilution under any other provision of this Agreement) shall be proportionately reduced by the effect of such issuance, determined as if the Partnership had reserved such number of Units as would be required to allow IronBrand to increase its Percentage Interest from 10.203% to 49.995% on the date hereof (the "Reserved Bonus Units"), and any Bonus Units issued to IronBrand under Section 9.12 shall be deemed to be issued from such Reserved Bonus Units in the ratios that the relative percentages in Section 9.12 bear to one another. By way of example, the Bonus Units to be issued pursuant to Section 9.12.A(2) shall equal 51.28% (20.406 (i.e., 35.7106 - 15.3046) / 39.792 (i.e., 49.995 - 10.203)) of such
Reserved Bonus Units. Any Units issued pursuant to Section 3.3.F shall be deemed not to be issued from such Reserved Bonus Units.

      Section 9.13 Consequences of Issuance and Cancellation of
                   Bonus Units.

      A. If IronBrand's Percentage Interest is increased as a result of the issuance to it of Bonus Units pursuant to Section 9.12, within ninety (90) days of such increase, each of the other Partners, notwithstanding any other provision in this Agreement to the contrary, shall contribute to the capital of the Partnership such Partner's pro rata share of that portion of any prior Distributions attributable to such increased portion of IronBrand's Percentage Interest (excluding Preferred Equity), which shall be in proportion to the ratio that such Partner's Percentage Interest on the date of such increase in IronBrand's Percentage Interest bears to the total Percentage Interests of all Partners other than IronBrand on such date. The intent of this Section 9.13 and Sections 9.1, 9.2 and 9.12 is to realign the Common Capital Account balances of the Partners after an increase in IronBrand's Percentage Interest pursuant to
Section 9.12 to what the respective balances of such Common Capital Account balances otherwise would be if such increase in IronBrand's Percentage Interest had occurred on the date of the formation of the Partnership and shall be interpreted consistent with such intent.

      B. If IronBrand's Percentage Interest is decreased as a result of the cancellation pursuant to Section 9.12.A(3) of Bonus Units issued to it, then within ninety (90) days of such decrease, IronBrand, notwithstanding any other provision in this Agreement to the contrary, shall contribute to the capital of the Partnership that portion of any prior Distributions attributable to such decreased portion of IronBrand's Percentage Interest (excluding Preferred Equity). The intent of this Section 9.13 and Sections 9.1, 9.2 and 9.12 is to realign the Common Capital Account balances of the Partners after a decrease in IronBrand's Percentage Interest pursuant to Section 9.12 to what the respective balances of such Common Capital Account balances otherwise would be if such decrease in IronBrand's Percentage Interest had occurred on the date such forfeited Bonus Units were issued (with respect to each series of forfeited Bonus Units), unless the General Partner reasonably determines that such adjustment shall be deemed to have occurred as of a later date, and shall be interpreted consistent with such intent.

      C. For purposes of Section 9.12 and this Section 9.13, any increase or decrease, and the attendant consequences thereof, of IronBrand's Percentage Interest shall not relate to any Partner's Preferred Equity.

      Section 9.14 Vesting Upon Occurrence of Certain Put Events.

      Upon the occurrence of a Put Event described in Section 11.5(i), (ii),
(iii), (iv) or (vi) before an Initial Public Offering and Section 11.5(i), (ii),
(iii) (other than in connection with an Initial Public Offering) or (iv) after an Initial Public Offering, and the effect and consequences of such Put Event, in either case, are not cured as provided in Section 11.6.H, IronBrand shall immediately be vested with all Bonus Units that had not been cancelled under
Section 9.12 as of the time such Put Event occurred.

      Section 9.15 IronBrand's Imputed Indirect Ownership in ACCH.

      For all purposes of this Agreement, in determining IronBrand's Interest (including the value thereof and all allocations of Net Income and Net Loss (or items thereof) and Distributions to be made hereunder with respect to such allocations thereto), the Partnership shall be deemed to own one hundred percent (100%) of the ACCH Interests (as defined in the ACCH Agreement) issued by ACCH other than a 1% ACCH Interest held by the General Partner and as may be issued in accordance with Section 3.3.E of the ACCH Agreement.


                                   ARTICLE X
              Books and Records, Accounting, Tax Elections, Etc.

      Section 10.1 Books and Records.

      The General Partner shall keep or cause to be kept complete and accurate books and records of the Partnership, its assets, liabilities, operations and financial condition, including supporting documentation of transactions relating to the conduct of the Partnership's business. The Partnership's books and records (including all tax returns) shall be maintained in accordance with both federal income tax accounting rules and GAAP (both consistently applied) and shall be available at the principal office of the

Partnership for examination and copying by any Partner or his duly authorized representatives, at any reasonable time during normal business hours. The General Partner shall maintain at the principal offices of the Partnership a separate current register listing the names, addresses and business telephone numbers of all Partners and all partners of ACCH, the number of Units and Preferred Equity owned by each Limited Partner and all Transfers and other information required to be set forth on the schedules hereto and to the ACCH Agreement, or to be contained therein by law. Such registers will be in alphabetical order, readily readable, and updated at least quarterly to reflect changes with respect to the information reported therein. All Distributions of cash and allocations of profits and losses by the Partnership to Partners shall be made only to the Limited Partners listed on the register. Copies of the Partnership register and the ACCH register will be available for inspection by the Limited Partners. Upon request of a Limited Partner, the General Partner will mail to such Limited Partner a copy of either or both of the registers described above, within ten (10) days of such request. The purposes for which a Limited Partner may request a copy of either or both of the registers include matters relating to voting rights of the partners under this Agreement or the ACCH Agreement, as the case may be, and the exercise of rights (to the extent available) under federal proxy laws. If the General Partner neglects or refuses to exhibit, produce or mail a copy of either or both of the registers as requested, the General Partner shall be liable to any Limited Partner requesting either or both of the registers for the costs, including reasonable attorneys' fees, incurred by that Limited Partner for compelling the production of the registers, and for actual damages suffered by any Limited Partner by reason of such refusal or neglect; unless the General Partner has a reasonable basis to believe that the actual purpose and reason for the requests for inspection or for a copy of the registers is to secure such registers of Limited Partners or other information for the purpose of selling or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Limited Partner relative to the affairs of the Partnership. The General Partner may require the Limited Partner requesting either or both of the registers to represent that the register(s) is (are) not requested for a commercial purpose unrelated to the Limited Partner's interest in the Partnership. The remedies provided hereunder to Limited Partners requesting copies of the registers are in addition to, and shall not in any way limit, other remedies specifically and mandatorily available to Limited Partners under applicable law. The Partnership will maintain such other books and records and will provide such other financial or other statements as the General Partner deems advisable or as may be required by this Agreement. In addition to the foregoing, any Partner may, at its option and at its own expense, conduct audits of the books, records and accounts of the Partnership and each of the Partnership's Subsidiaries from time to time. Audits may be conducted by employees of any Partner, or by employees of an

Affiliate of any Partner, or an auditor retained by the Partnership or such Partner.

      Section 10.2 Annual and Interim Reports.

      Within ninety (90) days after the end of each fiscal year:

      A. The General Partner shall cause each Partner to be furnished with Audited Financial Statements prepared in accordance with the Partnership's (or any Subsidiary's, as the case may be) methods of accounting and audited by the Accountants (as evidenced by the auditor's report of the Accountants with respect to such financial statements) in accordance with generally accepted auditing standards, including the following:

            (i) The balance sheet of the Partnership (and each of its

      Subsidiaries) as of the last day of such fiscal year;

            (ii) A statement of income or loss for the Partner-ship (and each of its Subsidiaries) for such fiscal year;

            (iii) A statement of each Partner's Capital Account balance and changes therein (or changes in owner's equity, with respect to each of the Partnership's Subsidiaries) for such fiscal year;

            (iv)  A statement of cash flow of the Partnership
      (and each of its Subsidiaries) for such fiscal year;

      B. The General Partner will also cause each Partner to be furnished with the following:

            (i) A statement of each Partner's Common Capital Account balance and Adjusted Common Capital Account Balance and changes therein in respect of such fiscal year;

            (ii) For purposes of determining the number of Bonus Units to be which Ironbrand is entitled under Section 9.12 and Schedule B hereto, a statement of the Market Capitalization of the Combined Company, and the amount thereof attributable to each of the Partnership and ACCH, determined as of the last day of such fiscal year;

            (iii) A statement by the General Partner of any transactions between the Partnership (and each of its Subsidiaries) and the General Partner or any of the General Partner's Affiliates, and any fees, commissions, compensation or other benefits paid or accrued to the General Partner or any of its Affiliates by or with respect to the Partnership (and any of its Subsidiaries);

            (iv) A statement reconciling the differences in the financial statements of the Partnership, and each of its Subsidiaries that are taxed as a partnership for federal income tax purposes, if any, prepared in accordance with GAAP and the financial statements prepared for such Entity in accordance with federal income tax accounting rules; and

            (v) Such other statements and reports of the Partnership and each of its Subsidiaries as the General Partner determines are necessary or appropriate for full, material disclosure of such Entity's financial position, results of operations and changes of financial position for such fiscal year.

      C. Within thirty (30) days after the end of each month and at such time as Distributions are made to the Partners pursuant to Section 9.3, the General Partner shall cause each Partner to be furnished with unaudited financial statements prepared in accordance with the Partnership's (or any Subsidiary's, as the case may be) methods of accounting, with written certification thereof by the Person responsible for preparing such financial statements, of the type described in Section 10.2.A. as of the last day of such month or the date such Distribution.

      D. Before an Initial Public Offering, the General Partner shall prepare and deliver (or have prepared and delivered) to the Partners annual budgets of the Partnership as provided in Section 4.3.B and of ACCH as provided in Section 4.3.B of the ACCH Agreement, and each set of financial statements provided the Limited Partners hereunder shall include a comparison of the actual to budgeted financial results.

      E. The General Partner shall (i) cause to be delivered to each Limited Partner upon reasonable request such other information available to the General Partner and reports relative to such information as shall be needed by such Limited Partner to comply with any regulatory or governmental authority or agency having jurisdiction over such Limited Partner or the Partnership, and
(ii) with respect to IronBrand, such information shall include the right of up to three of IronBrand's representatives to attend, as observers, any meeting of the Limited Partners of ACCH to the extent any meeting is held and the right to receive all written consents of the Limited Partners of ACCH, setting forth the action taken or to be taken by ACCH, before same shall become effective. Any substantial costs incurred in connection with the production of the information and reports described in Clause (i) of the preceding sentence shall be borne by the Limited Partner or Limited Partners requesting same.



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      Section 10.3 Bank Accounts.

      The General Partner shall cause one or more bank accounts to be maintained in the name of the Partnership in which shall be deposited all funds and receipts of the Partnership. The General Partner shall designate the individual or individuals upon whose signature or signatures withdrawals from such bank accounts may be made.

      Section 10.4 Accountants.

      The Accountants for the Partnership shall be engaged by the General Partner. The Accountants shall audit and certify all annual financial reports to the Partnership in accordance with GAAP.

      Section 10.5 Copies of this Agreement.

      Upon the written request of any Limited Partner, the General Partner shall, within 30 days after receipt of such request, distribute to the requesting Limited Partner a copy of the Certificate and this Agreement.

      Section 10.6 Tax Elections.

      Except as provided in Section 10.7, all elections required or permitted to be made by the Partnership under the Code shall be made by the General Partner in a fair and equitable manner.


      Section 10.7 Special Basis Adjustments.

      If any part of the Interest of any Partner is Transferred, including a Transfer of an Interest pursuant to Article VII, the Partnership may elect, in the General Partner's sole discretion, pursuant to section 754 of the Code (or corresponding provisions of succeeding law) to adjust the basis of the Partnership's Property. Notwithstanding anything contained in Article IX, any adjustments made pursuant to section 743 of the Code shall affect only the successor-in-interest to the transferring Partner. Each Partner will furnish the Partnership all information necessary to give effect to any such election.

      Section 10.8 Fiscal Year and Accounting Method.

      The fiscal year of the Partnership shall be the calendar year. The books of the Partnership shall be kept on an accrual basis.

      Section 10.9 Tax Matters Partner.

      The General Partner shall be the "tax matters partner" of the Partnership for federal income tax purposes. Pursuant to section 6223(c)(3) of the Code, upon receipt of notice from the Internal


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Revenue Service of the beginning of an administrative proceeding with respect to the Partnership, the General Partner, as the tax matters partner, agrees to furnish the Internal Revenue Service with the names, addresses, and profits interests of each of the Limited Partners. The General Partner agrees not to enter into a settlement agreement pursuant to section 6224 of the Code without providing at least 30 days' advance written notice of the terms of the settlement to each of the Limited Partners. If the Partnership receives from the Internal Revenue Service a Final Partnership Administration Adjustment pursuant to Code section 6223, and if the General Partner determines to seek judicial review of the Internal Revenue Service action pursuant to Code section 6226, then the General Partner shall select the forum for judicial review. The General Partner, as tax matters partner, shall (i) keep the other Partners fully advised of the progress of any audit by the Internal Revenue Service ("IRS") or state tax authority; (ii) promptly supply the other Partners with copies of any written communications received from the IRS or any state tax authority relating to any audit; and (iii) prior to submitting any materials relating to an audit to the IRS, or other tax authority, provide a copy of such materials to the Partners. In the event that the income tax returns of any of the Limited
Partners as they relate to any Partnership Interest herein shall be audited, investigated, reviewed or questioned by the Internal Revenue Service, the General Partner agrees to exert its best efforts to promptly supply all books, records and financial information as may be necessary or required to substantiate the entries on such tax return. Subject to the provisions of Sections 5.3 and 5.4, the Partnership hereby indemnifies and holds harmless the General Partner against any claim, loss, liability, action, or damage resulting from its action or its failure to take any action as the "tax matters partner," provided that its action or failure to act was in accordance with Section 5.2 hereof.

      Section 10.10 Tax Returns and Information.

      The General Partner shall cause all tax returns that the Partnership is required to file to be prepared and filed with the appropriate authorities within the time prescribed by law (including extensions). The General Partner shall use its best efforts to cause to be delivered to each Partner, within sixty (60) days after the end of each fiscal year, information pertaining to the Partnership and its operations for the previous fiscal year that is necessary for the Partners to accurately prepare their respective federal and state income tax returns for said fiscal year. In addition, the General Partner shall cause to be delivered to each Partner promptly after the filing thereof: (i) a confirmed copy of Internal Revenue Form 1065 and similar state tax form or forms of the Partnership (and the federal and state income or information tax returns filed by each of the Partnership's Subsidiaries) as filed for such fiscal year, and (ii) a confirmed copy of Internal Revenue Schedule K-1 to such Form 1065 of every Partner and similar


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state tax schedules or forms, each reporting a Partner's distributive share of the Partnership's taxable income, and other tax items (and similar schedules or forms, as applicable, with respect to each of the Partnership's Subsidiaries).

      Section 10.11 Confidentiality.

      Each Partner agrees, during the term of this Agreement and for a period of two (2) years after the termination of the Partnership, to use reasonable efforts to keep confidential all non-public information pertaining to the Partnership and any Subsidiary of the Partnership that is provided to it by any such parties and that the General Partner has requested in writing be kept confidential, and shall not intentionally disclose such information to any Person except (i) to the extent such information becomes generally available to the public under circumstances that do not involve a breach of the terms hereof,
(ii) to the extent such information is generally disclosed to third parties by the Partnership without restrictions on such third parties, (iii) to counsel, auditors or accountants retained by the Partnership or any Partner, (iv) in connection with any litigation to which the Partnership or any Partner is a party, (v) to the extent required by any applicable statute, rule or regulation or court order (including, by way of subpoena) or pursuant to the request of any stock exchange or any regulatory or governmental authority or agency having jurisdiction over the Partnership or such Partner, or (vi) with respect to IronBrand, to employees, representatives and agents of IronBrand and its Affiliates to the extent necessary to carry out the purposes of the Partnership and to manage IronBrand's investment in the Partnership.

      Section 10.12 Financial Statements of the Partnership to be
                    Prepared After an Initial Public Offering.

      Notwithstanding anything in this Article X to the contrary, after an Initial Public Offering, unless IronBrand otherwise requires, the Partnership may (a) maintain its books and records solely in accordance with federal income tax accounting rules as provided in this Agreement; (b) prepare and furnish to the Partners interim financial statements under Section 10.2.C only at such times as Distributions are made to the Partners pursuant to Sections 9.2 and 9.3; and (c) elect not to have formal, independent audits perform with respect to its books of account.




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                                  ARTICLE XI
         IronBrand's Redemption Rights; The Partnership's Call Rights

      Section 11.1 Put Option.

      Notwithstanding anything herein to the contrary, on or after the occurrence of a Put Event (as hereinafter defined) and prior to the consummation of a Sale Transaction (as described in Section 11.6.A), IronBrand (or its successors or assigns, as the case may be) can require the Partnership to redeem its Partnership Interest. The procedures set forth in this Article XI shall govern any such redemption.

      Section 11.2  Notice.

      IronBrand may exercise its put option under this Article XI by giving written notice thereof (the "Put Notice") to the General Partner. Such Put Notice shall obligate the Partnership to either redeem IronBrand's Partnership Interest pursuant to Section 11.3 or, except with respect to the Put Event described in Section 11.5(i), adopt a plan for a Sale Transaction (as defined in Section 11.6), all in accordance with the terms of this Article XI.

      Section 11.3 Redemption Price.

      A. The redemption price for IronBrand's Partnership Interest (the "Redemption Price") shall be an amount equal to the excess of (i) the product of
(I) the fractional equivalent of IronBrand's Percentage Interest of the Partnership as of the day immediately preceding the date on which the applicable Put Event occurs (the "Valuation Date"), determined (if the Valuation Date occurs before such date and the Vesting Period had not earlier terminated as of such date) as if the Vesting Period terminated on the Valuation Date, multiplied by (II) the sum of (a) the fair market value of the Partnership as of the Valuation Date (and, therefore, not being affected by the occurrence or the threat of the occurrence of such Put Event) plus (for purposes of this Section 11.3.A) (b) the excess of the sum of all prior Special Tax Distributions made by the Partnership to all Partners over the sum of all Capital Contributions made by the Partners pursuant to Sections 9.8.A, 9.13.A and 9.13.B attributable to such Special Tax Distributions; over (ii) the excess of the sum of all prior Special Tax Distributions made to IronBrand over the sum of all Capital Contributions made by IronBrand to the Partnership pursuant to Sections 9.8.A and 9.13.B attributable to such Special Tax Distributions. For purposes of this
Section 11.3, the fair market value of the Partnership shall be an amount agreed to between IronBrand and the General Partner as the price at which one hundred percent (100%) of the Interests in the Partnership (i.e., one hundred percent (100%) of the equity interests in the Partnership) or all of the Partnership assets and liabilities (whichever transaction would produce the highest value) would change hands between a willing buyer and


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

a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of and taking into consideration all relevant facts about the Partnership as of the Valuation Date (including whether or not the Partnership is then a publicly traded entity (and, if so, whether or not its equity securities are then traded on a regulated securities exchange)); provided, that the Partnership's fair market value for this purpose shall be based upon the full enterprise value of the Partnership and each of its Subsidiaries as going concerns, preserving their respective goodwill and the value of similar intangible assets, and shall not be discounted or otherwise adversely affected by the fact that (i) only a minority interest in the Partnership is proposed to be sold, (ii) such interest is that of a limited partner with limited voting rights and not of a general partner (and any interest the Partnership holds in any Subsidiary is that of a limited partner with limited voting rights and not of a general partner or otherwise does not entitle the Partnership to exercise control of such Subsidiary), (iii) there are transfer and other restrictions with respect to either or both of the interest proposed to be sold at the time of sale or thereafter or the interest the Partnership holds of any Subsidiary, (iv) there is no market for the interest proposed to be sold, or (v) there is outstanding Preferred Equity (the amount of such fair market value as determined in accordance with this sentence shall be referred to herein as the "Full Enterprise Value"). If written agreement as to the Full Enterprise Value of the Partnership is not reached between IronBrand and the General Partner within sixty (60) days following the receipt by the General Partner of the Put Notice, then IronBrand and the General Partner each shall appoint no later than ten (10) business days (the "selection period") after the expiration of such sixty (60) day period a financial appraiser (hereinafter referred to as a "Party-Appointed Appraiser") which shall be an investment banking firm or other similar institution (other than IronBrand or any of its Affiliates) qualified and experienced in the valuation of businesses and interests in businesses such as that conducted by the Partnership and the two Party-Appointed Appraisers shall then select an independent appraiser having the qualifications and experience described above. All three of such appraisers shall determine the Full Enterprise Value of the Partnership under the assumptions and directives set forth in the first two sentences of this Section
11.3 and shall render their determinations of the Full Enterprise Value of the Partnership in writing within thirty (30) days of the appointment. If either of IronBrand or the General Partner fails or neglects to timely appoint a Party-Appointed Appraiser, such party shall be deemed to have consented to the selection of the other party's Party-Appointed Appraiser as the sole appraiser for the determination of the Full Enterprise Value of the Partnership. In the event that the two Party-Appointed Appraisers are unable to agree upon the designation of an independent appraiser within ten (10) business days after the date of the appointment of the Party-Appointed Appraisers, the independent appraiser shall, at the request or of either IronBrand or the



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General Partner, be appointed by a court of competent jurisdiction. The Full
Enterprise Value of the Partnership shall be deemed to be the average of the two closest determinations of the Full Enterprise Value of the Partnership made by the three appraisers. The cost of the appraisals shall be borne equally by the Partnership and IronBrand.

      Section 11.4 Closing.

      In the event the Partnership elects to redeem IronBrand's Partnership Interest, the closing of such redemption under this Article XI shall take place no later than twenty (20) days following the date the Redemption Price is determined. The Redemption Price for IronBrand's Partnership Interest shall be payable by wire transfer of immediately available funds at such closing.

      Section 11.5 Put Events.

      IronBrand's right to have the Partnership redeem its Partnership Interest under this Article XI shall be exercisable upon the occurrence of any of the following events or circumstances (each a "Put Event"):

             (i) The Withdrawal of either National Auto Finance Corporation or any other general partner of the Partnership or ACCH as a general partner of the Partnership or ACCH or the addition of one or more other Persons as general partner(s) of the Partnership or ACCH; provided, however, that if immediately following such Withdrawal or addition(s) or both (A) any of National Auto Finance Corporation, Gary L. Shapiro or Edgar Otto is in control of the then general partner(s) of the Partnership taken as a group (and thereafter remains in control of the general partner(s) of the Partnership taken as a group) and (B) the Partnership or ACCH is not dissolved, such Withdrawal or addition(s) shall not constitute a Put Event;

            (ii) Any "ownership change" with respect to National Auto Finance Corporation (or any Affiliate thereof that is an Entity and is a general partner of the Partnership, through which any of National Auto Finance Corporation, Gary L. Shapiro or Edgar Otto exercises control, in whole or in part, of the Partnership, and thereby, prevents the occurrence of a Put Event under Section 11.5(i)) applying the principles of section 382 of the Code, with the following modifications: (a) the "testing period" shall be for five years rather than three years as provided in section 382(i)(1) of the Code; (b) the principles of sections 382(l)(3)(A)(i) (family attribution) and 382(l)(3)(B) (transfers by reason of death, gift,


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      divorce, etc.) shall not apply; (iii) National Auto Finance Corporation need not be a "loss corporation" referred to in section 382(g) and defined in section 382(k) of the Code; (iv) the "5-percent shareholder" threshold referred to in section 382(g) and defined in section 382(k) of the Code shall not apply; (v) the exceptions to option attribution principles set forth in section 1.382-2T(h)(4)(x) of the Treasury Regulations shall not apply; and (vi) any changes of ownership with respect to Transfers for which either Edgar Otto or Gary L. Shapiro is the Transferee shall be disregarded for the purposes of this Section 11.5(ii);

            (iii) Any merger, consolidation or other reorganization of or involving the Partnership or ACCH, or any division of the Partnership's or ACCH's assets or business into two or more Entities, whether as a contribution of capital or an exchange (but not a sale for cash or an exchange for Public Securities) of some or all of the Partnership's Property or ACCH's assets to another Entity or otherwise, with respect to which IronBrand did not give its prior written consent; provided, however, that if the occurrence of any of such events has not directly or indirectly resulted in a change in the business of the Partnership or ACCH or the substantive terms of this Agreement, or otherwise materially adversely affected IronBrand's interests in the Partnership or ACCH and its rights hereunder or under the ACCH Agreement, whether economic or otherwise, the occurrence of any of such events shall not constitute a Put Event;

            (iv) The Partnership being classified as either an association taxable as a corporation or a publicly traded partnership (within the meaning of section 7704 of the Code) for federal income tax purposes;

            (v) The eighth (8th) anniversary of the Closing Date;

            (vi) The Transfer of Partnership Interests to Persons (other than Related Parties (which for purposes of this Section 11.5(vi) means any Person which has one of the relationships to such specified Person set forth in section 318 of the Code with respect to the application of the rules for the constructive ownership of stock) of the Transferor or with respect to which either The S Associates Limited Partnership, The O Associates Limited Partnership or Stephen L. Gurba is the Transferee (each an "Exempt Transferee)) that when added to all previous Transfers of Partnership Interests to Persons (other than Exempt Transferees) represent aggregate changes in ownership of more than the lesser of twenty-


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

      nine percent (29%) of the total Partnership Interests or causes The S Associates Limited Partnership, The O Associates Limited Partnership and Stephen L. Gurba (as a group) to have a Percentage Interest of less than 36.5% or, if on the date that such Transfer is to be made The S Associates Limited Partnership, the O Associates Limited Partnership and Stephen L. Gurba (as a group) have a Percentage Interest of less than 36.5%, causes a further reduction of the total Percentage Interest of such group; provided, however, that (a) this Section 11.5(vi) shall not apply to a secondary public offering of equity interests in the Partnership (or equity interests in any successor Entity to the Partnership formed for the purpose of effecting such public offering) pursuant to which each Partner is afforded an opportunity to sell a part of his equity interest (or successor equity interest, as the case may be) on a basis that is pro rata to the equity interests being sold by all other participating Partners,
      (b) neither the Transfer of Partnership Interests by IronBrand or pursuant to redemptions under the Plan shall be counted for purposes of the calculation under this Section 11.5(vi) of the aggregate percentage of changes in ownership of Partnership Interests and (c) the percentages of ownership provided herein shall be adjusted in proportion to any dilution of such applicable Partner's Interest by the issuance of additional Units pursuant to Section 3.3.F or Section 9.12.C; or

            (vii) The existence of a Regulatory Requirement that prevents or has the effect of preventing IronBrand from owning its Partnership Interest and no reasonable alternative, as contemplated by Section 12.11, exists or is agreed to by the Partnership for IronBrand to continue to own such Interest (or an Interest with equivalent rights and obligations) and comply with such Regulatory Requirement.

      Section 11.6 Sale Transaction; Cure Rights.

      A. Upon receipt of a Put Notice from IronBrand, the General Partner shall have the right (the "Sale Right"), but not the obligation, in its sole discretion, to cause the Partnership to immediately take all necessary and appropriate steps and actions to effect any of the following transactions (each a "Sale Transaction") at any time during the existence of the Partnership, including upon the receipt of a Put Notice from IronBrand:

            (i) The orderly dissolution and liquidation of the Partnership's Property, including the run-out in the ordinary course of business of any Receivables (as


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

      defined in Appendix A) and other similar assets of the Partnership in the manner provided in Section 9.3;

            (ii) The sale or exchange of one hundred percent (100%) of the Interests of the Partnership;

            (iii) The sale or exchange of all or substantially all of the Property of the Partnership; or

            (iv) A public offering of Equity Securities in the Company and pursuant to which (a) each Partner is afforded an opportunity to sell a part of such Equity Securities in a secondary public offering on a basis that is pro rata to the equity securities being sold by all other participating Partners, (b) either (1) the Partnership (or successor Entity to the Partnership, as the case may be) becomes a public Entity registered under the Securities Exchange Act of 1934 (a "Public Entity") and such Equity Securities (hereinafter referred to as "Public Securities") are traded on the New York Stock Exchange, the American Stock

      Exchange or the Nasdaq-National Market (each a "Qualified Securities Exchange") or (2) the net proceeds to the Partnership (or successor Entity to the Partnership, as the case may be) resulting from such public offering of Equity Securities equals or exceeds fifteen million dollars ($15,000,000), and (c) any such successor Entity shall have entered into an agreement to assume the obligations of the Company set forth in Article VI, which agreement shall be in such form, scope and substance that IronBrand determines to be reasonably satisfactory;

followed, in the case of any of the transactions in clauses (i), (ii) and (iii) of this Section 11.6.A, by the Distribution in accordance with the terms of this Agreement to the Partners of the net consideration received by the Partnership in connection with such Sale Transaction.

      B. The General Partner shall, in exercising the Sale Right, pursue the form of Sale Transaction that the General Partner deems most likely to yield the greatest value to the Partners taking into account all relevant factors, including factors relating to the risk of completing such form of Sale Transaction and the realization and collection of the consideration to be received thereunder; provided, however, that if part of the consideration to be received by the Partnership in connection with a proposed Sale Transaction is in a form other than cash or Public Securities, upon the Distribution to the Partners of the net consideration resulting from such Sale Transaction in the manner provided in Section 9.3, the General Partner shall cause the Partnership to Distribute to IronBrand (in accordance with the terms of this Agreement) cash or Public Securities in an amount equal to the product of (i) the


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

fractional equivalent of IronBrand's Percentage Interest of the Partnership on the Determination Date (as hereinafter defined) and (ii) the aggregate value of the consideration received by and otherwise available to the Partnership or the Partners (or any of their Affiliates) in connection with the Sale Transaction, including the value of all securities (equity or debt), management agreements, employment agreements and non-compete agreements (the "Aggregate Sale Transaction Consideration"). For purposes of this Section 11.6.B, the Aggregate Sale Transaction Consideration shall be an amount agreed to in writing between IronBrand and the General Partner; provided, however, that if written agreement as to the Aggregate Sale Transaction Consideration is not reached between IronBrand and the General Partner within thirty (30) days of the date on which the General Partner gives written notice to IronBrand of the need to determine the Aggregate Sale Transaction Consideration for such purpose (the "Determination Date"), the Aggregate Sale Transaction Consideration shall be deemed to be the average of the two closest determinations of the Aggregate Sale Transaction Consideration made by two Party-Appointed Appraisers and an independent appraiser appointed in the manner described in Section 11.3. Notwithstanding anything to the contrary in this Agreement, in the event of the consummation of a Sale Transaction under the circumstances described in the proviso of the immediately preceding sentence, the General Partner is hereby authorized to make such a Distribution to IronBrand notwithstanding that such Distribution may result in IronBrand receiving a form of Property in connection with such Distribution that is different from the form of property received by other Partners at such time.

      C. The General Partner shall invoke the Sale Right by delivering written notice thereof to each of the Partners not less than thirty (30) days after receipt by the General Partner of the Put Notice; otherwise the Sale Right with respect to such Put Option shall lapse and no longer be available to the Partnership, and the Partnership shall then redeem IronBrand's Interest pursuant to this Article XI without regard to this Section 11.6.

      D. Notwithstanding anything to the contrary in this Agreement, once the Sale Right is invoked, each Partner shall automatically and without further action be deemed to have irrevocably granted to the General Partner an irrevocable proxy and durable power of attorney, which proxy and power of attorney shall be deemed coupled with an interest, further authorizing and empowering the General Partner to pursue, negotiate, document and consummate a Sale Transaction, including the power and authority to engage professional service firms to assist in and facilitate a Sale Transaction, to bind the Partnership and each Partner to any contracts and agreements it deems necessary or appropriate to facilitate and consummate a Sale Transaction, and to vote the Units of each Partner in favor of a Sale Transaction (the "Super Proxy"); provided, however, that the General Partner shall not (and nothing in this Agreement shall be construed as granting the General


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

Partner the right or authority to) enter into any contract or agreement or take any action that would in any way contravene (or risk the contravention of) the principles of Sections 3.5 and 5.3 with respect to the Limited Partners and the protection against personal liability afforded the Limited Partners by this Agreement and the Uniform Act.

      E. In pursuing a Sale Transaction pursuant to this Section 11.6 and the Super Proxy, the General Partner may engage one or more investment banker(s) to facilitate and assist in effecting such transaction, unless it determines that the engagement of an investment banker is unnecessary or not in the best interests of the Partners.

      F. Any agreement in connection with a proposed Sale Transaction that the General Partner causes the Partnership to enter into shall contain terms and conditions that are consistent with the requirements of this Section 11.6, including appropriate termination rights permitting the Partnership to unilaterally terminate any such agreement if the Termination Date hereinafter defined shall occur prior to consummation of the transaction contemplated by such agreement. Unless otherwise agreed in writing by the General Partner, the Super Proxy shall terminate only upon the earlier of the actual consummation of a Sale Transaction or the date that is one (1) year after the date of the Put Notice (the "Termination Date").

      G. If the General Partner has invoked the Sale Right, it shall use its reasonable best efforts to effect a Sale Transaction on or before the Termination Date; however, if a Sale Transaction is not fully consummated prior to 11:00 p.m., eastern standard time, on the Termination Date, the Sale Right, the Super Proxy and the power and authority of the General Partner to pursue and consummate a Sale Transaction pursuant to this Section 11.6 shall terminate, and unless IronBrand and the General Partner consent in writing to an extension of the Termination Date, the Partnership shall then redeem IronBrand's Interest pursuant to this Article XI without regard to this Section 11.6.

      H. The Partnership shall have the right, for a period of thirty (30) days following the receipt by the General Partner of the Put Notice, and provided that the General Partner has not invoked the Sale Right, to cure each of the Put Events described in Sections 11.5(i), (ii) and (vi), by effecting a transaction (or transactions) that, within such thirty (30) day period, restores the Partnership and its Partners to a condition that would not have given rise to the Put Event.



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      Section 11.7 Call Option.

      A. Notwithstanding anything herein to the contrary, on or after the ninth
(9th) anniversary of the Closing Date, the Partnership (or its successors or assigns, as the case may be) can call for redemption IronBrand's Partnership Interest (the "Call Option"). The Partnership may exercise its Call Option under this Article XI by giving written notice thereof (the "Call Notice") to IronBrand.

      B. The price to be paid by the Partnership for IronBrand's Partnership Interest upon exercise of the Call Option (the "Call Price") shall be the same as the Redemption Price, and shall be determined in the identical manner as the determination of the Redemption Price under Section 11.3 hereof.

      C. In the event the Partnership elects to call IronBrand's Partnership Interest, the closing of such call under this Article XI shall take place no later than twenty (20) days following the date the Call Price is determined. The Call Price for IronBrand's Partnership Interest shall be payable by wire transfer of immediately available funds at closing.

      D. This Section 11.7 shall expire and terminate upon the consummation of a Sale Transaction (as described in Section 11.6.A).


                                  ARTICLE XII
                              General Provisions

      Section 12.1 Restrictions on Transfer.

      A. No assignment, sale, Transfer, exchange, or other disposition of all or part of any Partnership Interest (including any Units) may be made except in compliance with the then-applicable rules and regulations of any governmental authority with jurisdiction over such disposition.

      B. Any sale, exchange, or other Transfer in contravention of the provisions of this Agreement shall be void and ineffectual and shall not bind or be recognized by the Partnership.

      Section 12.2 Appointment of Partnership and General Partner
                   as Attorney-in-Fact.

      Each Limited Partner (including a Substitute or additional Limited Partner) other than IronBrand or any Affiliate of IronBrand hereby irrevocably appoints and empowers the Partnership and the General Partner, acting through the Partnership's authorized officers and agents and the authorized officers and agents of the General Partner, acting singly or collectively, in each case with


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

full power of substitution, as his true and lawful attorney-in-fact, in his name, place and stead, to execute, acknowledge, swear and deliver all instruments and file all documents required to carry out the purposes of this Agreement, including the following:

            (i) the Certificate and any like documents required or permitted by this Agreement or the laws of the State of Delaware;

            (ii) any certificate of cancellation of the Certificate that may be necessary upon the termination of the Partnership;

            (iii) any amendments to this Agreement and to Schedule A, any assignments necessary to reflect any change or Transfer of a Partner's Interest, and any other amendments to this Agreement adopted in the manner provided herein;

            (iv) any business certificate, Certificate of Limited Partnership, amendment thereto or restatement thereof, or other instrument or document of any kind necessary to accomplish the business purposes and objectives of the Partnership;

             (v) any endorsements, transfer instructions, instruments, UCC financing statements, continuation statements, and other documents necessary or required to grant and perfect the security interest of a financing institution in the Partnership; and

            (vi) all other instruments that may be required or permitted by law to be filed on behalf of the Partnership and that are not inconsistent with this Agreement.

      The Partnership and the General Partner shall take no action as an attorney-in-fact for any Limited Partner which would in any way increase the liability of any Limited Partner beyond the liability expressly set forth in this Agreement or would diminish the substantive rights of any Limited Partner.

      The appointment by each Limited Partner (other than IronBrand or any Affiliate of IronBrand) of the Partnership and the General Partner, acting through the Partnership's authorized officers and agent, and the authorized officers and agents of the General Partner, acting singly or collectively, in each case as attorneys-in-fact, shall be deemed to be a power coupled with an interest in recognition of the fact that the Limited and General Partners under this Agreement will be relying upon the power of the Partnership or the General Partner and their officers, agents and principals to act as contemplated by this Agreement in any filing or other action by them. This power of attorney shall survive and not be affected by the subsequent death, disability, or incapacity of a Limited Partner or by the Transfer by any Limited Partner (other than IronBrand or any Affiliate of IronBrand) of any Interest in the Partnership.

      Section 12.3 Notices.

      Any notices (as distinguished from periodic reports) called for under this Agreement shall be deemed adequately given only if in writing and (i) if mailed, sent registered or certified mail, postage prepaid, to the party or parties for whom such notices are intended, (ii) if hand delivered, receipt is acknowledged by signature on a receipt form, and (iii) if telecopied, transmission is acknowledged.

      All such notices or periodic reports, in order to be effective, shall be addressed or telecopied to the last address or telecopy number of record on the Partnership books when given by the General Partner and intended for the other Partners, and to the address or telecopy number of the Partnership when given by the Limited Partners and intended for the General Partner or the Partnership.

      Section 12.4 Word Meanings.

      Common nouns and pronouns and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person, Persons or other reference in the context requires. Any reference to the Uniform Act, Code or other statutes, or other laws, or regulations (including the Treasury Regulations), forms, certificates (including the Certificate of Limited Partnership), exhibits or schedules shall include the amendments, modifications, or replacements of such authorities, forms, certificates, exhibits or schedules, or the sections and provisions concerned, as may occur from time to time. Whenever used herein, the conjunction "or" shall include both the conjunctive and disjunctive; the adjective "any" with respect to a Person, act, thing or concept shall mean and refer to one or more of such Persons, acts, things or concepts; and "including" shall be read to mean "including without limitation." The illustration of a concept herein by including examples thereof shall not be construed as a limitation of such concept to the examples given. Unless otherwise indicated, "Articles," "Sections," "subsections," "paragraphs," "subparagraphs" and "clauses" mean and refer to the numbered or lettered Articles, Sections, subsections, paragraphs, subparagraphs and clauses of this Agreement. Words such as "herein," "hereby," "hereinafter," "hereof," "hereto" and "hereunder" refer to this Agreement as a whole, unless the context requires otherwise.

      Section 12.5 Binding Provisions.

      The covenants and agreements contained in this Agreement shall be binding upon, and inure to the benefit of, the heirs, legal representatives, successors, and assigns of the respective parties. This Agreement is made solely and specifically between and for the benefit of the Partners, and their respective successors and assigns subject to the express provisions hereof relating to successors and assigns, and no other Person (including any creditor of the Partnership), unless express provision is made herein to the contrary (such as for FUNB under Section 9.7 and Section 5.10 with respect to the provisions of which FUNB shall be a third party beneficiary of this Agreement), shall have any rights, interests, or claims hereunder or be entitled to any benefits under or on account of this Agreement as a third party beneficiary or otherwise, including such third party not having the right to have any of the provisions of this Agreement exercised or enforced on its behalf.

      Section 12.6 Applicable Law.

      The laws of the State of Delaware shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the Partners; provided, however, that the foregoing shall not be construed so as to restrict in any manner the ability of the Partnership or the General Partner to enforce any judgment obtained in any court of competent jurisdiction.

      Section 12.7 Counterparts.

      This Agreement may be executed in one or more counterparts, and all counterparts so executed shall constitute one agreement binding on all parties, notwithstanding the fact that all the parties have not signed the original or the same counterpart, except that no counterpart shall be binding unless signed by the General Partner. Any counterpart signed by the party against whom enforcement of this Agreement is sought shall be admissible into evidence as an original of this Agreement to prove its contents.

      Section 12.8 Separability of Provisions.

      Each provision of this Agreement shall be considered separable, and (i) if for any reason any provision is determined to be invalid and contrary to any existing or future law, the invalidity shall not impair the operation of or affect those portions of this Agreement which are valid, or (ii) if for any reason any provision would cause the Limited Partners to be bound by the obligations of the Partnership under the laws of the State of Delaware as they may now or hereafter exist, that provision or provisions shall be deemed void and of no effect.

      Section 12.9 Paragraph Titles.

      Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any of its provisions.

      Section 12.10 Incorporation by Reference.

      All exhibits, schedules, instruments and other documents referred to herein, and as the same may be amended from time to time, are by this reference made a part hereof as though fully set forth herein.

      Section 12.11 Regulatory Compliance by IronBrand.

      In the event of any reasonable determination by IronBrand (or its successors or assigns, as the case may be), that, by reason of any future federal or state rule, regulation, guideline, order, interpretive release, ruling, request or directive (having the force of law and where the failure to comply therewith would be unlawful) (collectively, a "Regulatory Requirement"), it is effectively restricted or prohibited from holding its Partnership Interest (including any securities distributable to IronBrand in any merger, reorganization, or exchange with respect to the Partnership, its assets or Partnership Interests or as otherwise provided or contemplated in this Agreement), and following IronBrand's exercise of its best efforts to overcome such Regulatory Requirement, the Partnership and the General Partner and the other Limited Partners shall take such action as may be deemed reasonably necessary by IronBrand to permit IronBrand to comply with such Regulatory Requirement; provided, however, that such action does not materially adversely affect the Partnership or any of such Partners. Such action to be taken may include the Partnership's authorization of one or more new classes of Partnership Interests and the modification or amendment of this Agreement or any other documents or instruments executed in connection with the Partnership Interests held by IronBrand. IronBrand shall give written notice to the Partnership and the General Partner of any such determination and the action or actions necessary to comply with such Regulatory Requirement, and the Partnership and the other Partners shall take all steps necessary to comply with such determination as expeditiously as possible. The Partnership shall be responsible for the costs and expenses associated with complying with such Regulatory Requirements; provided, however, any extraordinary expenses in excess of $5,000 per year incurred in connection with such compliance activities shall be paid by IronBrand.

      Section 12.12 No Implied Waiver.

      No failure on the part of the Partnership or any Partner to exercise, and no delay or other forbearance in exercising, any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. No term or provision of this Agreement shall be deemed waived and no breach excused unless such waiver or excused breach is in writing and signed by the Partner against whom it is asserted.

      The Partners or Partnership shall have the right at all times to enforce the provisions of this Agreement in strict accordance with the terms hereof, and no waiver of any provision of this Agreement shall constitute a waiver of any other provision, nor shall any waiver constitute a continuing waiver unless otherwise provided in writing.

      Section 12.13 Partition.

      The Partners hereby agree that no Partner or successor-in-interest shall have the right, while this Agreement remains in effect, to have the Property of the Partnership partitioned or to file a complaint or institute any proceeding at law or in equity to have the Property of the Partnership partitioned. Each Partner, on behalf of himself, his successors, representatives, heirs, and assigns, hereby waives any right to partition. It is the intention of the Partners that during the term of this Agreement the rights of the Partners and their successors-in-interest, as among themselves, shall be governed by the terms of this Agreement, and that the right of any Partner or successors-in-interest to Transfer or otherwise dispose of his interest in the Partnership's Properties shall be subject to the limitations and restrictions of this Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed, or caused to be executed by their respective duly authorized officers, this Agreement under seal.

Dated:  April 15, 1996.             GENERAL PARTNER:

                                    NATIONAL AUTO FINANCE CORPORATION


                                    By:________________________________ [SEAL]

                                    Title:___________________________________


                                    LIMITED PARTNERS:

                                    IRONBRAND CAPITAL, LLC

                                    By:   FIRST UNION COMMERCIAL
                                          CORPORATION, General Manager


                                          By:__________________________ [SEAL]

                                             Name:____________________________
                                             Title:___________________________


                                    NATIONAL AUTO FINANCE CORPORATION, as
                                    attorney-in-fact for each Limited
                                    Partner other than IronBrand Capi-
                                    tal, LLC, The O Associates Limited
                                    Partnership, The S Associates Limit-
                                    ed Partnership and Stephen L. Gurba


                                    By:________________________________ [SEAL]
                                       Name:__________________________________
                                       Title:_________________________________


                                    THE O ASSOCIATES LIMITED PARTNERSHIP

                                    By:   LAKE ESTATES CORPORATION, a
                                          Nevada corporation


                                          By:__________________________ [SEAL]
                                             Name:  Edgar Otto
                                             Title:  President

                                    THE S ASSOCIATES LIMITED PARTNERSHIP

                                    By:   ADDISON PARK CORPORATION, a
                                          Nevada corporation


                                          By:__________________________ [SEAL]
                                             Name:  Gary L. Shapiro
                                             Title:  President


                                    ___________________________________________
                                    Stephen L. Gurba


                                    Edgar Otto, Gary L. Shapiro and
                                    Stephen L. Gurba, solely with respect
                                    to their individual obligations under
                                    Section 2.6


                                    ___________________________________________
                                    Edgar Otto


                                    ___________________________________________

                                    Gary L. Shapiro


                                    ___________________________________________
                                    Stephen L. Gurba